1933 Act Registration No. 333-102759
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                             EVERGREEN EQUITY TRUST
                        (Evergreen Small Cap Value Fund II)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                              1666 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on [date] pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    PART A

                             EVERGREEN EQUITY TRUST
                         EVERGREEN SMALL CAP VALUE FUND II
                           PROSPECTUS/PROXY STATEMENT

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND

                             700 North Pearl Street

                                   Suite 1625

                              Dallas, Texas, 75021

February 28, 2003

Dear Shareholder,


         In November 2002, Evergreen Investment Management Company, LLC ("Evergreen") acquired J.L. Kaplan Associates, LLC ("Kaplan"), the current sub-advisor to your fund, Undiscovered Managers Small Cap Value Fund ("UM
Fund"). In connection with this acquisition, the Board of Trustees of Undiscovered Managers Funds ("UM Trust") approved a new Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Kaplan. In January 2003, Undiscovered Managers, LLC, the advisor to UM Fund, entered into a purchase agreement with Evergreen through which Undiscovered Managers, LLC agreed to sell to Evergreen the portion of Undiscovered Managers, LLC's business that relates to UM Fund and other mutual funds of UM Trust sub-advised by Kaplan. In connection with this transaction, the Board of Trustees of UM Trust approved the reorganization of UM Fund into a new series of Evergreen Equity Trust. As a shareholder of UM Fund, you are now invited to vote on proposals (1) to merge UM Fund into Evergreen Small Cap Value Fund II ("Evergreen Fund"), a newly-created series of Evergreen Equity Trust (the "Merger") and (2) to approve the Sub-Advisory Agreement for UM Fund between Undiscovered Managers, LLC and Kaplan.


         If approved by shareholders, this is how the Merger will work:

o UM Fund will transfer its assets and identified liabilities to Evergreen Fund.

o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your UM Fund shares. You will receive Class A or Class I shares of Evergreen Fund, depending on the class of shares of UM Fund you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

o You will not incur any sales loads or similar transaction charges as a result of the Merger.

         The Board of Trustees of UM Trust has unanimously approved the Merger and the Sub-Advisory Agreement and recommends that you vote FOR both proposals. As noted above, as a result of the Merger, UM Fund will become part of the Evergreen mutual fund family.

         The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Evergreen Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding Kaplan and the Sub-advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Sub-advisory Agreement will remain in effect until the closing of the Merger (scheduled for April 2003), or indefinitely if the Merger does not occur. Please take the time to familiarize yourself with this information.

         Votes on both proposals will be cast at a special meeting of UM Fund's shareholders to be held on March 28, 2003. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.


         If you have any questions about the proposals or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-845-6453 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If UM Fund does not receive your vote after several weeks, you may receive a telephone call from Georgeson Shareholder Communications, Inc. requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC, the Investment Advisor to Evergreen Fund.


         Thank you for taking this matter seriously and participating in this important process.

                                             Sincerely,


                                             [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                             Mark P. Hurley
                                             Chairman and CEO

                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND

                             700 North Pearl Street

                                   Suite 1625

                              Dallas, Texas, 75201

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 28, 2003


         A Special Meeting (the "Meeting") of Shareholders of Undiscovered Managers Small Cap Value Fund ("UM Fund"), a series of Undiscovered Managers Funds ("UM Trust"), will be held at the offices of Undiscovered Managers, LLC, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201 on March 28, 2003, at 2:00 p.m. Central time, and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of February 26, 2003, providing for the acquisition of all the assets of UM Fund by Evergreen Small Cap Value Fund II ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of UM Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of UM Fund in liquidation and subsequent termination of UM Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of UM Fund.


         2. To consider and act upon the proposed Investment Sub-advisory Agreement relating to UM Fund between Undiscovered
               Managers, LLC, the current advisor to UM Fund, and J.L. Kaplan Associates, LLC.

         3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of UM Fund, the Board of Trustees of UM Trust has fixed the close of business on January 31, 2003 as the record date for the determination of shareholders of UM Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                            By order of the Board of Trustees


                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                            Mark P. Hurley
                                            Chairman and CEO


February 28, 2003

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       of

                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND,

                     a series of Undiscovered Managers Funds

                                      into


                       EVERGREEN SMALL CAP VALUE FUND II,


                       a series of Evergreen Equity Trust


         This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of Undiscovered Managers Small Cap Value Fund ("UM Fund") into Evergreen Small Cap Value Fund II ("Evergreen Fund"). If approved, the Merger will result in you receiving shares of Evergreen Fund in exchange for your shares of UM Fund. The investment objective of each Fund is identical. Each Fund seeks long-term growth of capital.


         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning Evergreen Fund is provided in the "Additional Information" section of this prospectus/proxy statement. Additional information concerning UM Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

----------------------------------------------------------------- ---------------------------------------------------------------
See:                                                              How to get these documents:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------

Investor Class Prospectus and Institutional  Class Prospectus     The Funds make all of these  documents  available to you free
for UM Fund,  each dated December 28, 2002                        of charge if you:

                                                                  o  Call 866-845-6453, or

Statement of additional information for UM Fund, dated December   o  Write the Funds at either address below.
28, 2002.
                                                                  You can also obtain any of these documents for a fee from the
Annual report for UM Fund, dated August 31, 2002.                 SEC if you:
                                                                  o  Call the SEC at 202-942-8090,
Statement of additional information, dated February 28, 2003, which relates to this prospectus/proxy statement and the Merger.  Or for free if you:
                                                                  o  Go  to  the EDGAR Database on the SEC's Website
                                                                     (http://www.sec.gov).

                                                                  To ask questions about this prospectus/proxy statement:
                                                                  o  Call 866-845-6453, or
                                                                  o Write  to the  Funds at either address below.
----------------------------------------------------------------- ---------------------------------------------------------------

         Information relating to UM Fund contained in UM Fund's prospectuses, statement of additional information and annual report, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

         The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.


                   The address of Evergreen Fund is 200 Berkeley Street,
                        Boston, MA 02116 (Telephone: 800-343-2898).
             The address of UM Fund is 700 North Pearl Street, Suite 1625,
                       Dallas, Texas, 75021 (Telephone: 888-242-3514).



               PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 28, 2003

                                TABLE OF CONTENTS

SUMMARY OF THE MERGER.................................................................................3
    What are the key features of the Merger?                                                          3
    After the Merger, what class of shares of Evergreen Fund will I own?                              3
    Why is the Merger being proposed?                                                                 3
    How do the Funds' investment objectives, principal investment strategies and risks compare?       4
    How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and            6
    How do the Funds' performance records compare?                                                    8
    Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?  What       9
    What will be the primary federal tax consequences of the Merger?                                  9

RISKS.................................................................................................9
    What are the primary risks of investing in each Fund?                                             9
    Are there any other risks of investing in each Fund?                                              10

MERGER INFORMATION................................................................................... 11
    Reasons for the Merger                                                                            11
    Agreement and Plan of Reorganization                                                              12
    Federal Income Tax Consequences                                                                   13
    Pro-forma Capitalization                                                                          14
    Distribution of Shares                                                                            14
    Purchase and Redemption Procedures                                                                15
    Exchange Privileges                                                                               16
    Dividend Policy                                                                                   16

INFORMATION ON SHAREHOLDERS' RIGHTS.................................................................. 16
    Form of Organization                                                                              16
    Capitalization                                                                                    16
    Shareholder Liability                                                                             17
    Shareholder Meetings and Voting Rights                                                            17
    Liquidation                                                                                       18
    Liability and Indemnification of Trustees                                                         18

INFORMATION REGARDING INVESTMENT SUB-ADVISORY AGREEMENT.............................................. 18
        The Investment Sub-advisor and Evaluation by the Trustees                                     18
        Terms of the Sub-advisory Agreement                                                           19
         Fees Paid Under the Sub-advisory Agreements                                                  19
         More Information About Kaplan                                                                20
         Principal Executive Officers and Directors of Kaplan                                         20
         Additional Information About UM Fund                                                         20

VOTING INFORMATION CONCERNING THE MEETING............................................................ 20
    Shareholder Information                                                                           22

FINANCIAL STATEMENTS AND EXPERTS..................................................................... 23
LEGAL MATTERS........................................................................................ 23
ADDITIONAL INFORMATION............................................................................... 23
OTHER BUSINESS....................................................................................... 32
INSTRUCTIONS FOR EXECUTING PROXY CARDS............................................................... 33
OTHER WAYS TO VOTE YOUR PROXY........................................................................ 33
EXHIBIT A............................................................................................ A-1
EXHIBIT B............................................................................................ B-1

                              SUMMARY OF THE MERGER

         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in UM Fund's prospectuses, statement of additional information and annual report and in the Agreement and Plan of Reorganization.

What are the key features of the Merger?

     The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of UM Fund to Evergreen Fund in exchange for shares of Evergreen Fund.


o the assumption by Evergreen Fund of the identified liabilities (as defined in the Plan) of UM Fund.


o the liquidation of UM Fund by distributing the shares of Evergreen Fund to UM Fund's shareholders.

o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.


     The Merger is scheduled to take place on or about April 28, 2003.


After the Merger, what class of shares of Evergreen Fund will I own?

------------------------------------------------------- -----------------------------------------------------------
If you own this class of shares of UM Fund:             You will receive this class of shares of Evergreen Fund:
------------------------------------------------------- -----------------------------------------------------------
------------------------------------------------------- -----------------------------------------------------------
Investor Class                                          Class A
------------------------------------------------------- -----------------------------------------------------------
------------------------------------------------------- -----------------------------------------------------------
Institutional Class                                     Class I
------------------------------------------------------- -----------------------------------------------------------

         The new shares you receive will have the same total value as your UM Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees of Undiscovered Managers Funds ("UM Trust"), including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Merger would be in the best interests of UM Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of UM Fund's shareholders. The Trustees of Evergreen Equity Trust ("Evergreen Trust") have also approved the Plan on behalf of Evergreen Fund.

Why is the Merger being proposed?


         In January 2003, Undiscovered Managers, LLC, the advisor to UM Fund, entered into a purchase agreement with Evergreen Investment Management Company, LLC ("EIMC") through which Undiscovered Managers, LLC agreed to sell to EIMC the portion of Undiscovered Managers, LLC's business that relates to UM Fund and other mutual funds of UM Trust sub-advised by J. L. Kaplan Associates, LLC ("Kaplan"). In connection with this transaction, the Board of Trustees of UM Trust approved the reorganization of UM Fund into a new series of Evergreen Trust. As a result of the Merger, UM Fund will become part of the Evergreen mutual fund family.


How do the Funds' investment objectives, principal investment strategies and risks compare?


         The investment objective of Evergreen Fund and UM Fund are identical. Each Fund seeks long-term growth of capital. Evergreen Fund has been recently organized and has not yet engaged in operations. It is expected that Evergreen Fund's principal investment strategies will be substantially identical to those of UM Fund as set forth below and that the same portfolio management team at Kaplan responsible for UM Fund will manage Evergreen Fund after the Merger.


         In pursuing its investment objective, UM Fund invests primarily in common stocks of companies with smaller market capitalizations that UM Fund's portfolio managers consider to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. In selecting stocks, the portfolio managers will consider, among other things, the issuer's earning power and the value of the issuer's assets. Under normal circumstances, UM Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $3.5 billion or less at the time of purchase.


         Under normal market conditions, Evergreen Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2500 Index, at the time of purchase). In addition, Evergreen Fund seeks to maintain a weighted average market capitalization that falls within the range of the Russell 2500 Index. The Fund's portfolio managers look for securities that they consider to be undervalued at the time of purchase and have the potential for long-term capital appreciation. In selecting stocks, the portfolio managers will consider, among other things, the issuer's earning power and the value of the issuer's assets.


         In addition, Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with Evergreen Fund's principal investment strategy and investment goal and, if employed, could result in lower returns and loss of market opportunity.


         Because both Funds have identical investment objectives and substantially identical principal investment strategies, it is not anticipated that the securities held by UM Fund will be disposed of in significant amounts in connection with the Merger.


         A principal risk of investing in either of the Funds is stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid by the Funds). Both Funds are also subject to market capitalization risk (investments primarily in one capitalization category may decline in value if that category falls out of favor). Both Funds are subject to investment style risk (certain styles such as growth or value also may fall out of favor causing securities held by the Funds to decline). For a detailed comparison of the Funds' risks, see the section entitled "Risks".

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth, with respect to UM Fund, in UM Fund's prospectuses and statement of additional information, and, with respect to Evergreen Fund, in the "Additional Information" section of this prospectus/proxy statement.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?


         Neither Evergreen Fund's Class I nor UM Fund's Institutional Class has a sales charge. However, the sales charges for Evergreen Fund's Class A and UM Fund's Investor Class are different. For a complete description of the sales charges for each Fund, see the table below and the section entitled
"Distribution of Shares" below. UM Fund offers two classes of shares and Evergreen Fund offers four classes of shares, two of which are involved in the Merger. You will not pay any front-end or deferred sales charge on shares you receive in connection with the Merger. In addition, Evergreen Fund has agreed to waive any front-end or contingent deferred sales charges with respect to subsequent purchases of Class A shares by former Investor Class shareholders of UM Fund. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges".


         The following tables allow you to compare the sales charges and expenses of the two Funds. The table entitled "Evergreen Fund Pro Forma" shows you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

Shareholder Fees (fees paid directly from your investment)

------------------------------------------------------ ---------------------------------------------------
UM Fund                                                   Evergreen Fund Pro Forma

------------------------------------------------------ ---------------------------------------------------
---------------------------- ----------- ------------- -------------------------- ---------- -------------
Shareholder Transaction      Investor    Institutional    Shareholder Transaction    Class A    Class I
Expenses                     Class       Class            Expenses

---------------------------- ----------- ------------- -------------------------- ---------- -------------
---------------------------- ----------- ------------- -------------------------- ---------- -------------
Maximum sales charge         None        None             Maximum sales charge       5.75%      None
---------------------------- ----------- ------------- -------------------------- ---------- -------------
---------------------------- ----------- ------------- -------------------------- ---------- -------------
Maximum deferred sales       None        None             Maximum deferred sales     None*      None
charge (as a % of either                                  charge (as a % of either
the redemption amount or                                  the redemption amount or
initial investment                                        initial investment
whichever is lower)                                       whichever is lower)
---------------------------- ----------- ------------- -------------------------- ---------- -------------

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.


         The following tables allow you to compare the expenses of the two Funds. Evergreen Fund is newly organized and has not had any operations to date. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be assuming the Merger takes place. The amounts for shares of Evergreen Fund set forth in the following table and in the examples are based on the estimated expenses of Evergreen Fund pro forma for the eleven months ending July 31, 2003. The amounts for shares of UM Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended August 31, 2002.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------------------------------------------------------
UM Fund (based on expenses for the fiscal year ended August 31, 2002)
---------------------------------------------------------------------------------------------------------
------------------------- -------------- --------- ----------- ------------ ------------ ----------------
                                                                                         Total Fund
                                                               Total Fund                Operating
                                                               Operating    Waiver of    Expenses
                          Management     12b-1     Other       Expenses     Fund         (After
                          Fees           Fees      Expenses                 Expenses(1)  waiver)(1)
------------------------- -------------- --------- ----------- ------------ ------------ ----------------
------------------------- -------------- --------- ----------- ------------ ------------ ----------------
Investor Class                1.05%       0.35%      0.46%        1.86%       (0.11%)         1.75%
------------------------- -------------- --------- ----------- ------------ ------------ ----------------
------------------------- -------------- --------- ----------- ------------ ------------ ----------------
Institutional Class           1.05%       0.00%      0.46%        1.51%       (0.11%)         1.40%
------------------------- -------------- --------- ----------- ------------ ------------ ----------------

------------------------------------------------------------------------------------------------------------

Evergreen  Fund Pro Forma  (based on estimated  expenses  for the eleven  months ending July 31, 2003)
------------------------------------------------------------------------------------------------------------
------------------------- -------------- --------- ----------- ------------ ------------ ----------------
                                                                                         Total Fund
                                                               Total Fund                Operating
                                                               Operating    Waiver of    Expenses
                          Management     12b-1     Other       Expenses     Fund         (After
                          Fees           Fees      Expenses                 Expenses(1)  waiver)(3)
------------------------- -------------- --------- ----------- ------------ ------------ ----------------

------------------------- -------------- --------- ----------- ------------ ------------ ----------------

Class A                      1.05%         0.35%(2)   0.44%       1.84%       (0.09%)        1.75%

------------------------- -------------- --------- ----------- ------------ ------------ ----------------
------------------------- -------------- --------- ----------- ------------ ------------ ----------------

Class I                      1.05%         0.00%      0.44%       1.49%       (0.09%)        1.40%

------------------------- -------------- --------- ----------- ------------ ------------ ----------------

(1)       Undiscovered   Managers,   LLC,  UM  Fund's  investment  advisor,  has
          contractually agreed, through December 31, 2003, to reduce its fees and/or pay the expenses of the Fund in order to limit Total Fund Operating Expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above subject to later reimbursement by the Fund in certain circumstances.


(2) A 12b-1 fee of 0.35% will be assessed on assets received from UM Fund in the Merger. However, all new investments in Class A shares of Evergreen Fund after the Merger will be subject to a 0.25% 12b-1 fee. Because 12b-1 fees are borne on a class-wide basis, all Evergreen Fund Class A shareholders (including UM Fund shareholders acquiring Class A shares in the Merger) will bear the same rate of fees, which shall vary from time to time based at any such time on the ratio the assets attributable to Class A shares received after the Merger bear to the total assets attributable to Class A shares, but will in no event exceed 0.35%.

(1) If the Merger takes place, Evergreen Fund's investment advisor, EIMC, has agreed to contractually waive the management fee and/or reimburse expenses for a period of two years beginning at the time of the Merger which is expected to occur in April 2003 in order to limit Total Fund Operating Expenses to 1.75% for Class A and 1.40% for Class I subject to later reimbursement by the Evergreen Fund in certain (3) circumstances up to a period of three years following the fiscal year in which such expenses were incurred.

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in UM Fund versus Evergreen Fund pro forma, assuming the Merger takes place, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.


Examples of Fund Expenses

--------------------------------------------- ------------------------------------------
UM Fund                                           Evergreen Fund Pro Forma
--------------------------------------------- ------------------------------------------
------------------ ------------ ------------- ------------------ ---------- ------------

                    Investor    Institutional                      Class        Class I
                      Class        Class                            A(1)

------------------ ------------ ------------- ------------------ ---------- ------------
------------------ ------------ ------------- ------------------ ---------- ------------

After 1 year       $178         $143              After 1 year       $743       $143

------------------ ------------ ------------- ------------------ ---------- ------------
------------------ ------------ ------------- ------------------ ---------- ------------

After 3 years      $574         $466              After 3 years      $1,103     $453

------------------ ------------ ------------- ------------------ ---------- ------------
------------------ ------------ ------------- ------------------ ---------- ------------

After 5 years      $996         $813              After 5 years      $1,497     $796

------------------ ------------ ------------- ------------------ ---------- ------------
------------------ ------------ ------------- ------------------ ---------- ------------

After 10 years     $2,171       $1,792            After 10 years     $2,595     $1,764

------------------ ------------ ------------- ------------------ ---------- ------------


      (1) Class A shares bear an initial sales charge. However, UM Fund Investor Class shareholders receiving Class A shares of Evergreen Fund in connection with the Merger will not be subject to initial sales charges for such shares, nor will such shareholders be subject to initial sales charges for Class A shares purchased after the Merger. Expenses for Evergreen Fund Class A shares assuming no payment of initial sales charges are paid would be $178, $561, $978 and $2,143 for the 1-, 3-, 5- and 10-year periods, respectively.


How do the Funds' performance records compare?

         The following tables show how UM Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Merger, Evergreen Fund, as the successor to UM Fund, will assume and publish UM Fund's investment performance record. Past performance is not an indication of future results.

Year-by-Year Total Return (%)


         The table below shows the percentage gain or loss for UM Fund's Institutional Class, the oldest class offered, in each full calendar year since the Institutional Class' inception on 12/30/1997. If shown, the performance for Investor Class shares would be lower, because Investor Class shares are subject to a 0.35% 12b-1 fee. The table should give you a general idea of the risks of investing in UM Fund by showing how UM Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

-----------------------------------------------------------------
                                UM Fund

-----------------------------------------------------------------
---------- ---------- ----------- ---------- ----------- ---------
              `98        `99         `00        `01        `02
---------- ---------- ----------- ---------- ----------- ---------
---------- ---------- ----------- ---------- ----------- ---------
30%
---------- ---------- ----------- ---------- ----------- ---------
---------- ---------- ----------- ---------- ----------- ---------
20%                               19.26%
---------- ---------- ----------- ---------- ----------- ---------
---------- ---------- ----------- ---------- ----------- ---------
10%                     9.94%                16.94%
---------- ---------- ----------- ---------- ----------- ---------
---------- ---------- ----------- ---------- ----------- ---------
5%
---------- ---------- ----------- ---------- ----------- ---------
---------- ---------- ----------- ---------- ----------- ---------
0
---------- ---------- ----------- ---------- ----------- ---------
---------- ---------- ----------- ---------- ----------- ---------
-5%        -0.72%
---------- ---------- ----------- ---------- ----------- ---------
---------- ---------- ----------- ---------- ----------- ---------

-10%                                                     -7.24%

---------- ---------- ----------- ---------- ----------- ---------

                     Best Quarter: 2nd Quarter 1999 +22.19%

                     Worst Quarter: 3rd Quarter 1998 -19.32%


         The next table lists UM Fund's average annual total returns over the past one year, five years and since inception (through 12/31/2002). This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an index. At the bottom of the table you can compare the Fund's performance with the Russell 2000 Value Index ("Russell 2000 Value"). The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses or any taxes. It is not possible to invest directly in an index.


Average Annual Total Return (for the period ended 12/31/2002)

-----------------------------------------------------------------------------------------------------------------------------------
UM Fund

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Performance
                                                                                                                            Since
                                                                       Inception Date                                     Inception
                                                                       of Class            1 year       5 years

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Investor Class (Return Before Taxes)                                   7/31/1998           -7.60%       N/A                  6.61%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Investor Class (Return After Taxes on Distributions)*                  7/31/1998           -7.64%       N/A                  5.92%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Investor Class (Return After Taxes on Distributions and Sale of Fund   7/31/1998           -4.63%       N/A                  5.14%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Institutional Class (Return Before Taxes)                              12/30/1997          -7.24%       7.15%                7.68%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Institutional Class (Return After Taxes on Distributions)*             12/30/1997          -7.28%       6.53%                7.06%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Institutional Class (Return After Taxes on Distributions and Sale of   12/30/1997          -4.41%       5.63%                6.08%
Fund Shares)*

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Russell 2000 Value Index                                                                   -11.43%      2.71%                3.04%**

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

         * The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of UM Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your UM Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

         ** This index performance number is as of 12/30/1997.

         For a detailed discussion of the manner of calculating total return, please see UM Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about UM Fund is also contained in management's discussion of UM Fund's performance. This information appears in UM Fund's most recent Annual Report.

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The  overall   management  of  Evergreen   Fund  and  UM  Fund  is  the
responsibility of, and is supervised by, the Board of Trustees of Evergreen Trust and the Board of Trustees of UM Trust, respectively.

Investment Advisor


         EIMC is the investment advisor to Evergreen Fund. Following are some key facts about EIMC:


--------------------------------------------------------------------------------

      o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2002.
      o    Has been managing mutual funds and private accounts since 1932.
      o Manages over $102 billion in assets for 108 of the Evergreen Funds as of January 1, 2003.
      o    Is  located  at 200  Berkeley  Street, Boston, Massachusetts 02116.


Investment Sub-advisor

         Kaplan is the sub-advisor to UM Fund and will be the sub-advisor to Evergreen Fund after the Merger. Following are some key facts about Kaplan:

--------------------------------------------------------------------------------
       o   Is a subsidiary of Wachovia Corporation.
       o   Successor to a firm founded in 1976.
       o Serves as investment advisor to pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.
       o Is located at 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116.

--------------------------------------------------------------------------------

Portfolio Management

         The day-to-day management of UM Fund currently and of Evergreen Fund after the Merger is handled by:

         -----------------------------------------------------------------------
         o        James L. Kaplan and Paul Weisman.
         -----------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

         -----------------------------------------------------------------------
         o        1.05% of the Fund's average daily net assets.
         -----------------------------------------------------------------------

Sub-advisory Fees

         Under the terms of the sub-advisory agreement with Evergreen Fund, Kaplan is entitled to receive an annual fee equal to:

         -----------------------------------------------------------------------
         o        0.70% of the first $200 million in average daily net assets;
                  0.65% of the next $100  million;  and 0.60% on
         -----------------------------------------------------------------------

What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, UM Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by UM Fund or its shareholders for federal income tax purposes . The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a UM Fund shareholder will be the same as the holding period and aggregate tax basis of shares of UM Fund previously held by such shareholder, provided that shares of UM Fund are held as capital assets. In addition, the holding period and tax basis of the assets of UM Fund in the hands of Evergreen Fund as a result of the Merger will be the same as the tax basis and holding period of such assets were in the hands of UM Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of UM Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of UM Fund's identified liabilities.

                                      RISKS

What are the primary risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The risk factors for the Funds are identical due to the substantially identical investment objectives and polices of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

-----------------------------------  -------------------------------------------
UM Fund                                            Evergreen Fund

-----------------------------------  -------------------------------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to Stock Market
             Risk. Both Funds invest a significant portion of their
                          assets in equity securities.
--------------------------------------------------------------------------------

         The Funds' value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of, dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, the value of, dividend yield and total return earned on a shareholder's investment in a Fund could decline if the particular industries, companies or sectors in which the Fund invests do not perform well.

-----------------------------------  -------------------------------------------
UM Fund                                            Evergreen Fund

-----------------------------------  -------------------------------------------
--------------------------------------------------------------------------------

              Both Funds are subject to Market Capitalization Risk. Both Funds invest primarily in small capitalization companies.

--------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. For example, if valuations of small or medium capitalization companies appear to be greatly out of proportion to the valuations of large capitalization companies, investors may migrate to the stocks of large-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in smaller, less fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

-----------------------------------  -------------------------------------------
UM Fund                                        Evergreen Fund

-----------------------------------  -------------------------------------------
--------------------------------------------------------------------------------

                Both Funds are subject to Investment Style Risk.
       Both Funds invest primarily in undervalued companies the portfolio managers believe have the potential for above average growth.

--------------------------------------------------------------------------------
         Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or under perform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically under perform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically under perform when growth investing is in favor.


Are there any other risks of investing in Evergreen Fund?


         Evergreen Fund may invest in futures and options, which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

                               MERGER INFORMATION

Reasons for the Merger

         In November 2002, Evergreen acquired Kaplan, the current sub-advisor to UM Fund. In January 2003, Undiscovered Managers, LLC, the advisor to UM Fund, entered into a purchase agreement with Evergreen through which Undiscovered Managers, LLC agreed to sell to Evergreen the portion of Undiscovered Managers, LLC's business that relates to UM Fund and other mutual funds of UM Trust sub-advised by Kaplan. In connection with this transaction, the Board of Trustees of UM Trust approved the reorganization of UM Fund into a new series of Evergreen Trust.


         All of the Trustees of UM Trust, including the Independent Trustees, considered and approved the Merger at a special meeting held on February 24, 2003; they determined that the Merger was in the best interests of UM Fund and its shareholders and that the interests of existing shareholders of UM Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Trust considered and approved the Merger at a meeting of the Executive Committee held on January 16, 2003.


         If the Merger is approved by shareholders, the assets of UM Fund will be transferred in exchange for shares of Evergreen Fund. The historical activities of UM Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds ("Evergreen Funds"). The Trustees of Evergreen Trust considered the benefit of adding a product identical to UM Fund to the Evergreen family of funds.

         In addition, the Trustees of UM Trust considered among other things:

o        the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o compatibility of the Funds' investment objectives and principal investment strategies;

o        the  fact  that  the  Merger  provides   continuity  of  money
         management for shareholders due to the fact that Kaplan will continue to provide portfolio management to Evergreen Fund;

o the fact that EIMC will bear the expenses incurred by UM Fund and Evergreen Fund in connection with the Merger;


o the fact that EIMC has agreed to contractually waive the fees and/or reimburse expenses for a period of two years following the Merger in order to limit Evergreen Fund's Total Fund Operating Expenses to UM Fund's current expenses;

o the fact that UM Fund shareholders holding Investor Class shares will be permitted to purchase additional Class A shares of Evergreen Fund without paying a sales charge;


o the fact that Evergreen Fund will assume the identified liabilities of UM Fund;

o the fact that the Merger is expected to be tax free for federal income tax purposes;

o alternatives available to shareholders of UM Fund, including the ability to redeem their shares;

o        the investment experience, expertise and resources of EIMC; and

o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

         During their consideration of the Merger, the Trustees of UM Trust met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees also noted that consummation of the Merger is a condition to Evergreen's obligation to purchase the portion of Undiscovered Managers, LLC's business that relates to UM Fund and other mutual funds of UM Trust sub-advised by Kaplan. They noted that, if such sale is consummated, Mark
P. Hurley, a Trustee and President of UM Trust, and Patricia L. Duncan, Secretary of UM Trust, may benefit materially, in their capacity as officers, employees and owners of Undiscovered Managers, LLC from the consideration payable by Evergreen to Undiscovered Managers, LLC.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of UM Trust concluded that the proposed Merger would be in the best interests of UM Fund and its shareholders.

         The Trustees of Evergreen Trust also approved the Merger on behalf of Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the Form of which is Exhibit A hereto).


         The Plan provides that Evergreen Fund will acquire all of the assets of UM Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of UM Fund on or about April 28, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, UM Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Evergreen Fund will not assume any liabilities or obligations of UM Fund other than those reflected in an unaudited statement of assets and liabilities of UM Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Trustees of UM Trust with certain indemnifications as set forth in the Plan.


         The number of full and fractional shares of each class of Evergreen Fund to be received by the shareholders of UM Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of UM Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of UM Fund by the net asset value per share of the respective class of shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares. Evergreen Fund will then issue Class A and Class I shares to UM Fund to be distributed to its shareholders in exchange for their Investor Class shares and Institutional Class shares of UM Fund, respectively.


         The custodian for UM Fund will compute the value of such Fund's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.


         As soon after the Closing Date as conveniently practicable, UM Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by UM Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of UM Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to the corresponding UM Fund shareholder. All issued and outstanding shares of UM Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, UM Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by UM Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of UM Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of UM Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by UM Fund and Evergreen Fund in connection with the Merger, including the cost of any proxy-soliciting agent but not including fees and expenses of UM Fund's counsel that exceed the amount agreed to in the purchase agreement between Undiscovered Managers, LLC and EIMC. Any fees and expenses of UM Fund's counsel that are incurred in connection with the Merger and that are in excess of the amount agreed to be borne by EIMC in the purchase agreement will be paid by Undiscovered Managers, LLC.


         If UM Fund shareholders do not approve the Merger, the Trustees of UM Trust will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, UM Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of UM Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of UM Fund followed by the distribution of Evergreen Fund's shares to the shareholders of UM Fund in liquidation of UM Fund will constitute a "reorganization" within the meaning of section 368(a)(1) of the Code, and Evergreen Fund and UM Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of UM Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of UM Fund;

         (3) No gain or loss will be recognized by UM Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of UM Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to UM Fund's shareholders in exchange for their shares of UM Fund;

         (4) No gain or loss will be recognized by UM Fund's shareholders upon the exchange of their shares of UM Fund for shares of Evergreen Fund in liquidation of UM Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of UM Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of UM Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of UM Fund will include the period during which the shares of UM Fund exchanged therefor were held by such shareholder (provided that the shares of UM Fund were held as a capital asset on the date of the Merger); and

         (6) The tax basis of the assets of UM Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to UM Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which such assets were held by UM Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of UM Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her UM Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of UM Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of UM Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

Pro-forma Capitalization


         The following table sets forth the capitalization of UM Fund as of August 31, 2002 and the capitalization of Evergreen Fund on a pro forma basis as of August 31, 2002, giving effect to the proposed acquisition of assets at net asset value. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 and 1.00 for Class A and Class I shares of Evergreen Fund issued for each Investor Class and Institutional Class share, respectively of UM Fund.


                          Capitalization of UM Fund and
                           Evergreen Fund (Pro Forma)

---------------------------------- ----------------------------------- --------------------------------------
                                                UM Fund                     Evergreen Fund (Pro Forma)

Net Assets

Investor Class                                            $26,334,668                                    N/A
Institutional Class                                      $108,157,117                                    N/A
Class A                                                           N/A                            $26,334,668
Class  I                                                          N/A                           $108,157,117
                                                                  ---                           ------------
Total Net Assets                                         $134,491,785                           $134,491,785
---------------------------------- ----------------------------------- --------------------------------------
---------------------------------- ----------------------------------- --------------------------------------
Net Asset Value Per Share

Investor Class                                                 $16.72                                    N/A
Institutional Class                                            $16.94                                    N/A
Class A                                                           N/A                                 $16.72
Class  I                                                          N/A                                 $16.94
---------------------------------- ----------------------------------- --------------------------------------
---------------------------------- ----------------------------------- --------------------------------------
Shares Outstanding

Investor Class                                              1,574,705                                    N/A
Institutional Class                                         6,383,964                                    N/A
Class A                                                           N/A                              1,574,705
Class  I                                                          N/A                              6,383,964
Total shares outstanding                                    7,958,669                              7,958,669
---------------------------------- ----------------------------------- --------------------------------------


Distribution of Shares

         Evergreen  Distributor,  Inc.  ("EDI"),  a  subsidiary  of  BISYS  Fund
Services, acts as underwriter of the shares of Evergreen Fund and PFPC Distributors, Inc. acts as underwriter of shares of UM Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Evergreen Fund offers four classes of shares: Class A, Class B, Class C and Class I. Only Class A and Class I shares are involved in the Merger. UM Fund offers two classes of shares: Investor Class and Institutional Class. Both Evergreen Fund's Class A and UM Fund's Investor Class have separate distribution arrangements and bear their own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Merger, UM Fund shareholders will receive either Class A or Class I shares of Evergreen Fund, each of which has similar arrangements with respect to the imposition of distribution-related and shareholder servicing-related fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, UM Fund shareholders will receive Evergreen Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.

         The following is a summary description of charges and fees for the Class A and Class I shares of Evergreen Fund which will be received by UM Fund shareholders in the Merger. A more detailed description of the distribution arrangements applicable to the Evergreen Fund's Class A is contained in the "Additional Information" section below. Additional information regarding UM Fund's Investor Class and Institutional Class is contained in UM Fund's prospectuses and statement of additional information.

         Class A Shares. Class A shares are sold at net asset value plus a front-end sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see the "Additional Information" section below. No front-end sales charge will be imposed on Class A shares of Evergreen Fund received by UM Fund's shareholders as a result of the Merger. In addition, Evergreen Fund has agreed to waive any sales charges with respect to subsequent purchases of Class A shares by former Investor Class shareholders of UM Fund.

         Class I Shares. Class I shares are sold at net asset value without any front-end or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described the "Additional Information" section below. However, UM Fund shareholders who receive Evergreen Fund Class I shares in the Merger may continue to make subsequent purchases of Class I shares.


         Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for Evergreen Fund by the Trustees of Evergreen Trust without shareholder approval. UM Fund has adopted a Service and Distribution Plan with respect to its Investor Class shares under which the class pays 0.35% of average daily net assets attributable to the class. A 12b-1 fee of 0.35% will be assessed on assets received from UM Fund in the Merger. However, all new investments in Class A shares of Evergreen Fund after the Merger will be subject to a 0.25% 12b-1 fee. Because 12b-1 fees are borne on a class-wide basis, all Evergreen Fund Class A shareholders (including UM Fund shareholders acquiring Class A shares in the Merger) will bear the same rate of fees, which shall vary from time to time based at any such time on the ratio the assets attributable to Class A shares received after the Merger bear to the total assets attributable to Class A shares, but will in no event exceed 0.35%. No Rule 12b-1 plan has been adopted for either the Institutional Class shares of UM Fund or the Class I shares of Evergreen Fund.


Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.
Investments in the Funds are not insured. The minimum initial purchase requirement for Class A shares of Evergreen Fund is $1,000, while the minimum initial purchase requirement for Class I is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. The minimum initial purchase requirement for each class of UM Fund is $10,000 with a $1,000 minimum for subsequent purchases. For more information with respect to Evergreen Fund, see the "Additional Information" section below and for more information with respect to UM Fund, see UM Fund's prospectuses. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, in the case of Evergreen Fund, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the "Additional Information" section below for Evergreen Fund and, for UM Fund, in UM Fund's prospectuses. Each Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other fund that is widely offered to the public within their respective fund families. Both Funds may limit exchanges when it is determined that such excessive trading is detrimental to the Fund. Evergreen Fund limits exchanges to five per calendar year and three per calendar quarter. UM Fund limits exchanges to four per calendar year. No sales charge is imposed on an exchange. An exchange represents an initial investment in another fund and, in the case of Evergreen Fund, must meet any minimum investment requirements imposed by either Fund. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the "Additional Information" section below for Evergreen Fund and in UM Fund's prospectuses and statement of additional information.

Dividend Policy

         Each Fund distributes its investment company taxable income annually and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the "Additional Information" section below for Evergreen Fund and UM Fund's prospectuses for further information concerning dividends and distributions.

         After the Merger, shareholders of UM Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of UM Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         UM Fund has qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Trust is organized as a Delaware statutory trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. UM Fund is a series of UM Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. UM Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization


         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, with $0.001 par value. The beneficial interests in UM Fund are represented by an unlimited number of transferable shares with no par value. Each Fund's Declaration of Trust permits the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.


Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of Evergreen Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Trust is remote.

         Under Massachusetts law, shareholders of UM Fund could, under certain circumstances, be held personally liable for the obligations of UM Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of UM Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by UM Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of all the property of UM Fund for all loss and expense of any shareholder of UM Fund held personally liable for the obligations of UM Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and UM Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

         Neither Evergreen Trust on behalf of Evergreen Fund nor UM Trust on behalf of UM Fund is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of either Evergreen Trust or UM Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Trust nor UM Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to UM Fund, 40% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Declaration of Trust of UM Trust, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund. In the event of termination of UM Fund, upon making provision for the payment of all outstanding obligations, taxes and other liabilities, due or accrued, belonging to the Fund or class, the Trustees will distribute the remaining assets belonging to the Fund or class ratably among the holders of outstanding shares of the Fund or class.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

       Under the Declaration of Trust and By-Laws of UM Trust, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, including the cost of litigation, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Evergreen Trust and UM Trust, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and Massachusetts law directly for more complete information.

             INFORMATION REGARDING INVESTMENT SUB-ADVISORY AGREEMENT

The Investment Sub-Advisor and Evaluation by the Trustees

         Following the acquisition of Kaplan by EIMC, discussed above under "Reasons for the Merger", the Trustees of UM Trust were asked to approve new investment sub-advisory agreements for UM Trust on behalf of certain of its series, including UM Fund, with Kaplan. Kaplan, located at 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116, is expected to be the investment sub-advisor to Evergreen Fund, among other series, and is a wholly owned subsidiary of Wachovia Corporation, located at 301 South College Street, Charlotte, North Carolina 28288. Kaplan has been the sub-advisor to UM Fund since its inception in 1997. At a special meeting held October 31, 2002, the Trustees of UM Trust met in person to discuss the recommendation.

         The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate each of the investment sub-advisory agreements. On October 31, 2002, the Trustees, including all of the Independent Trustees, voted to (1) approve an Interim Investment Sub-Advisory Agreement for UM Trust relating to UM Fund with Kaplan to become effective November 1, 2002 and to remain in effect until the earlier of March 31, 2003 or until a new investment sub-advisory agreement could be presented to and approved by shareholders of UM Fund (the "Interim Agreement") and (2) approve a new Investment Sub-Advisory Agreement with Kaplan to become effective upon approval by shareholders of UM Fund (the "Sub-Advisory Agreement"). The sub-advisory agreement relating to UM Fund, dated August 1, 2001 (the "Prior Sub-Advisory Agreement"), which was terminated on November 1, 2002, the date of the closing of the acquisition of Kaplan by EIMC, was last submitted to a vote of shareholders on July 20, 2001 in connection with a change of control of Undiscovered Managers, LLC.


         The material factors considered by the Trustees in approving the Interim Agreement and the Sub-Advisory Agreement were: (i) the fact that the compensation received by Kaplan is no greater than the sub-advisory fees paid to Kaplan by Undiscovered Managers, LLC under the Prior Sub-Advisory Agreement;
(ii) the fact that the Sub-advisory Agreement contains the same terms and conditions as the previous sub-advisory agreement for the UM Fund, with the exceptions of (a) its effective and termination dates, (b) provisions governed by rules of the SEC relating to such interim agreements and described herein and
(c) other non-material provisions; (iii) information about, among other things, Kaplan and its personnel (including particularly those personnel with responsibilities for providing services to the three Funds), resources and investment process; (iv) the scope and quality of the services to be provided by Kaplan; (v) the investment performance of the UM Fund and of similar funds managed by other advisors and sub-advisors; and (vi) that no change in portfolio management personnel or approach is expected to result from Evergreen's acquisition of Kaplan.


Terms of the Sub-Advisory Agreement


         The following description of the Sub-Advisory Agreement is qualified entirely by reference to the Sub-Advisory Agreement, which is attached as Exhibit B to this prospectus/proxy statement. The terms of the Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement. The Sub-Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of UM Trust and Undiscovered Managers, LLC, Kaplan would be responsible for the day-to-day investment and reinvestment of UM Fund's securities, (2) that Undiscovered Managers, LLC pays Kaplan a fee equal to 0.70% of the first $200 million in UM Fund's average daily net assets; 0.65% of the next $100 million; and 0.60% on amounts in excess of $300 million; (3) that, as required by the 1940 Act, it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding voting securities of UM Fund or by a majority of the Trustees and a majority of the Independent Trustees; (4) that it may be terminated, without penalty, by Undiscovered Managers, LLC, by the Trustees or by a majority vote of the outstanding voting securities of UM Fund upon 60 days prior written notice to Kaplan; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.


Fees Paid Under the Sub-Advisory Agreements

         Each of the Prior Sub-Advisory Agreement, the Interim Agreement and the Sub-Advisory Agreement for UM Fund provides that the investment sub-advisor be paid a fee at the annual rate listed below:

--------------------------------------------------------------------------------
o 0.70% of the first $200 million in average daily net assets; 0.65% of the next $100 million; and 0.60% on amounts in excess of $300 million.
--------------------------------------------------------------------------------

         For the most recently completed fiscal year ended on August 31, 2002, Undiscovered Managers, LLC paid $790,480 of aggregate sub-advisory fees to Kaplan for its services to UM Fund.

More Information about Kaplan

         Kaplan also serves as investment sub-advisor to the following other series of UM Trust, which have investment objectives similar to UM Fund's, at the fee rates set forth below:


                                            Net Assets as of                            Annual Investment
Fund                                        August 31, 2002                             Sub-Advisory Fee

Undiscovered Managers Mid Cap
Value Fund                                  $6,118,283                                  0.60% of the first $200 million, plus
                                                                                        0.55% of the next $100 million, plus
                                                                                        0.50% on amounts in excess of $300 million.

UM Merger & Acquisition Fund                $207,735                                    0.60% of the first $200 million, plus
                                                                                        0.55% of the next $100 million, plus
                                                                                        0.50% on amounts in excess of $300 million.

Principal Executive Officers of Kaplan

         The following is a list of Kaplan's principal executive officers. As stated above, Kaplan's principal address is 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116.

         Name                       Title

         James L. Kaplan            President and Managing Member

Additional Information About UM Fund

         The principal underwriter of UM Fund is PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Undiscovered Managers, LLC serves as UM Fund's administrator.


                    VOTING INFORMATION CONCERNING THE MEETING


         This prospectus/proxy statement is being sent to shareholders of UM Fund in connection with a solicitation of proxies by the Trustees of UM Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m. Central time, on March 28, 2003, at the offices of Undiscovered
Managers, LLC, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of UM Fund on or about February 28, 2003. Only shareholders of record as of the close of business on January 31, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Proxies on which no instructions are given will be voted FOR the proposed Merger, FOR the Sub-Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. However, such "broker non-votes" will have the effect of being counted as votes against the Sub-Advisory Agreement. A proxy may be revoked at any time on or before the Meeting by sending a signed, written letter of revocation to the Secretary of UM Trust at the address set forth on the cover of this prospectus/proxy statement, by properly executing and submitting a later-dated proxy (provided the later-dated proxy is received by the Trust prior to the Meeting) or by attending the Meeting and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby and FOR approval of the Sub-Advisory Agreement.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of UM Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 40% of the Fund's shares entitled to vote) is present. Approval of the Sub-Advisory Agreement requires the vote of a majority of the outstanding voting securities of UM Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the UM Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of UM Fund outstanding on the Record Date.

         In voting for the Merger and the Sub-Advisory Agreement, all classes of UM Fund will vote together as if they were a single class, and each share will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of UM Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. Georgeson Shareholder Communications, Inc. has been engaged to assist the solicitation of proxies at an estimated cost of $11,600, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.


         If UM Fund shareholders do not vote to either approve the Merger and/or the Sub-Advisory Agreement, the Trustees of UM Trust will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of UM Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of any matter as to which adjournment is proposed. They will vote against any such adjournment any proxy that directs them to vote against any matter as to which adjournment is proposed. They will not vote any proxy that directs them to abstain from voting on any matter as to which adjournment is proposed.

         A shareholder who objects to the proposed Merger will not be entitled under either Massachusetts law or the Declaration of Trust of UM Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of UM Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of UM Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         UM Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of UM Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise UM Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

         As of January 31, 2003, the Record Date, the following number of each class of shares of beneficial interest of UM Fund was outstanding:

------------------------------------ ----------------------------------
Class of Shares                      Number of Shares

------------------------------------ ----------------------------------

Investor Class                       1,719,024.858
Institutional Class                  7,340,512.235

All Classes                          9,059,537.093

------------------------------------ ----------------------------------


         As of January 31, 2003, the officers and Trustees of UM Trust beneficially owned as a group less than 1% of each class of the outstanding shares of UM Fund. To UM Trust's knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of UM Fund's outstanding shares as of January 31, 2003:

------------------------------------ -------------- ---------------- --------------------------- ---------------------------
Name and Address                         Class       No. of Shares    Percentage of Shares of     Percentage of Shares of
----------------                         -----       -------------    ------------------------    -----------------------
                                                                        Class Before Merger          Class After Merger


Charles Schwab Co. Inc.              Institutional     2,004,441.831         27.38%                        27.38%
Special Cust A/C
FBO Exclusive Benefit of Customers
Attn. Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Fidelity Investments Institutional   Institutional    710,076.908             9.70%                        9.70%
Operations Inc.
As Agent for Certain Employee
Benefit Plans
100 Magellan Way
Covington, KY 41045-0000


Charles Schwab Co. Inc.                Investor       752,324.345            43.78%                       43.78%
Special Cust A/C
FBO Exclusive Beneficiary of Customers
Attn. Mutual Funds
101 Montgomery Street
San Francisco, CA 94104


IMS Co.                                Investor       389,013.055            22.64%                       22.64%
For the Exclusive Benefit of its
Customers
P.O. Box 3865
Englewood, CO 80155-3865

------------------------------------ -------------- ---------------- --------------------------- ---------------------------


         As of January 31, 2003, the officers and Trustees of Evergreen Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. No persons owned beneficially or of record more than 5% of Evergreen Fund's outstanding shares as of January 31, 2003.

           THE TRUSTEES OF UM TRUST RECOMMEND APPROVAL OF THE PLAN AND
            THE SUB-ADVISORY AGREEMENT. ANY UNMARKED PROXIES WITHOUT
             INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF
              APPROVAL OF THE PLAN AND THE SUB-ADVISORY AGREEMENT.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of UM Trust comprising Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Special Small Cap Fund, UM Fund, Undiscovered Managers Mid Cap Value Fund (formerly Undiscovered Managers Hidden Value Fund), UM Merger & Acquisition Fund, UM Small Cap Growth Fund, UM International Small Cap Equity Fund and UM International Equity Fund, as of August 31, 2002, including the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference into this Prospectus/Proxy Statement and into the Registration Statement, of which this Prospectus/Proxy Statement is a part, in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         UM Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois
60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

         The following additional information supplements information about Evergreen Fund contained elsewhere in the prospectus/proxy statement.

Calculating The Share Price

         The value of one share of Evergreen Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately. Each security held by Evergreen Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

         The price per share you pay for Evergreen Fund purchase or the amount you receive for Evergreen Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

How To Choose The Share Class That Best Suits You

         After choosing a fund, you select a share class. Evergreen Fund offers four different share classes: Class A, Class B, Class C and Class I. Each class except Class I has its own sales charge. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A

         If you select Class A shares, you may pay a front-end sales charge of up to 5.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:


Your investment                 Sales Charge as a % of  Sales Charge as a % of   Dealer commission as a % of Offering Price
                                Offering Price          your net investment


Up to $49,999                   5.75 %                  6.10 %                   5.00 %
$50,000-$99,999                 4.50 %                  4.71 %                   4.25 %
$100,000-$249,999               3.75 %                  3.90 %                   3.25 %
$250,000-$499,999               2.50 %                  2.56 %                   2.00 %
$500,000-$999,999               2.00 %                  2.04 %                   1.75 %
$1,000,000-$2,999,999           0.00 %                  0.00 %                   1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999           0.00 %                  0.00 %                   0.50% of the next $2,000,000, plus
$5,000,000 or greater           0.00 %                  0.00 %                   0.25% of amounts equal to or over
                                                                                 $5,000,000

         Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

         Class A shares are offered at NAV to corporate or certain other qualified retirement plans, or non-qualified deferred compensation plans of Title I ERISA tax-sheltered annuities or TSA plans sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees). Such purchases are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption) if redeemed within 12 months after the month of purchase.

         Three ways you can reduce your Class A sales charges:

o Rights of Accumulation. You may add the value of all of your existing Evergreen funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

o Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

o Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

         Contact your investment professional or a service representative at Evergreen Service Company, LLC at 1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

         Evergreen Fund may also sell Class A shares at NAV without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of Wachovia Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class I

         Evergreen Fund offers Class I shares at NAV without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial service firms, certain institutional investors, and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Calculating the Deferred Sales Charge

         If imposed, Evergreen Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Promotional Incentives on Dealer Commissions

         EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

How To Buy Shares

         Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative.

                          Minimum Initial Purchase of Class A  Minimum Initial Purchase of Class  Minimum Additional
                          Shares                               I Shares                           Purchases

Regular Accounts          $ 1,000                              $ 1,000,000 (1)                    None
IRAs                      $ 250                                N/A (2)                            None
Systematic Investment     $ 50                                 N/A (2)                            $ 25/monthly (for Class A)(2)
Plan

1. Minimum initial purchase amount does not apply to former Class Y shareholders.
2. Former Class Y shareholders of an Evergreen fund may invest at the Class A share amounts.

Method          Opening an Account                                      Adding to an Account

By Mail or      o Complete and sign the account application.            o  Make your check payable to Evergreen funds.
through an        Applications may be downloaded off our website at     o  Write a note specifying:
Investment        EvergreenInvestments.com.
Professional    o Make the check payable to Evergreen funds.               - the Fund name
                  Cash, credit cards, third party checks, credit card      - share class
                  checks or money orders will not be accepted.             - your account number
                o Mail the application and your check to the               - the name(s) in which the account
                  address below:                                             is registered
                  Postal Service Address:                               o   Mail to the address to the left or deliver
                  Evergreen Funds                                           to your investment professional (provided he or she
                  P.O. Box 8400                                             has a broker-dealer arrangement with EDI).
                  Boston, MA 02266-8400

                  Overnight Address:
                  Evergreen Funds
                  66 Brooks Drive, Suite 8400
                  Braintree, MA 02184-3800

                o Or deliver them to your investment  professional
                  (provided he or she has a broker-dealer arrangement with EDI).

By Phone        o Call 1.800.343.2898 to set up an account              o   Call the Evergreen Express Line at
                  number and get wiring instructions.                       1.800.346.3858 24 hours a day or to speak with an
                o Instruct your bank to wire or transfer your               Evergreen funds service representative call
                  purchase (they may charge a wiring fee).                  1.800.343.2898 between 8 a.m. and 6 p.m. Eastern
                o Complete the account application and mail to:             time, on any business day.
                  Postal Service Address:                               o   If your bank account is set up on file, you
                  Evergreen Funds                                           can request either:
                  P.O. Box 8400                                             - Federal Funds Wire (offers immediate
                  Boston, MA 02266-8400                                       access to funds) or
                                                                            - Electronic transfer through the Automated
                  Overnight Address:                                          Clearing House which avoids wiring fees.
                  Evergreen Funds
                  66 Brooks Drive, Suite 8400
                  Braintree, MA 02184-3800

                o Trades accepted after 4 p.m. Eastern time on
                  market trading days will receive the next market trading day's closing price.(3)

By Exchange    o You can make an  additional  investment  by  exchange
                 from an existing  Evergreen funds account by contacting  your
                 investment  professional or  an   Evergreen   funds   service
                 representative,  or by calling  the  Evergreen Express Line at
                 1.800.346.3858  or  visiting our  website  at
                 EvergreenInvestments.com.(4)
               o You can only exchange shares from  your account within the same  class  and  under  the  same registration.
               o There is no sales  charge or  redemption  fee when  exchanging funds  within the  Evergreen  funds  family.(5)
               o Orders  placed before  4 p.m.  Eastern  time on  market
                 trading  days  will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be
                 processed at the next market trading day's  closing  price.(3)
              o  Exchanges  are limited to three per calendar  quarter,  but in no event more than five per  calendar year.
              o  Exchanges  between  accounts  which  do  not  have  identical ownership  must be made in writing  with a  signature guarantee
                 (See "Exceptions:  Redemption Requests That Require A Signature
                 Guarantee" on the next page).

Systematic    o  You can transfer money automatically from               o  To establish automatic investing for an
Investment       your bank account into your Fund on a monthly or           existing account, call 1.800.343.2898 for an
Plan (SIP)(6)    quarterly basis.                                           application.
              o  Initial investment minimum is $50 if you                o  The minimum is $25 per month or $75 per
                 invest at least $25 per month with this service.           quarter.
              o  To enroll, check off the box on the                     o  You can also establish an investing program
                 account application and provide:                           through direct deposit from your paycheck. Call
                      - your bank account information                       1.800.343.2898 for details.
                      - the amount and date of your monthly or
                        quarterly investment

3. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributor, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

4. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

5. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge. 6. Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen funds for employees of Wachovia and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with Wachovia Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

How To Redeem Shares

We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods                Requirements

Call Us                o Call  the  Evergreen  Express  Line at  1.800.346.3858
                         24  hours a day or to  speak  with an
                         Evergreen funds service  representative call
                         1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
                       o This service must be authorized  ahead of time,  and is
                         only available for regular  accounts.(1)
                       o All authorized requests  made  before  4 p.m Eastern
                         time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day.(2)
                       o We can either:
                         - wire the proceeds into your bank account (service
                           charges may apply)
                         - electronically  transmit the proceeds  into your bank
                           account via the  Automated  Clearing House service
                         - mail you a check.
                       o All  telephone  calls are recorded and may be monitored
                         for your protection. We are not responsible for acting on telephone orders we believe are genuine.
                       o  See "Exceptions: Redemption Requests That Require a
                          Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us               o  You can mail a redemption request to:

                          Postal Service Address:
                          Evergreen Funds
                          P.O. Box 8400
                          Boston, MA 02266-8400

                         Overnight Address:
                         Evergreen Funds
                         66 Brooks Drive, Suite 8400
                         Braintree, MA 02184-3800

                      o  Your letter of instructions must:
                         - list the Fund name and the account number
                         - indicate the number of shares or dollar value you
                           wish to redeem
                        -  be signed by the registered owner(s).

                      o See "Exceptions: Redemption Requests That Require a
                        Signature Guarantee" below for requests that must be signature guaranteed.

                      o To redeem from an IRA or other retirement account,
                        call 1.800.343.2898 for special instructions.


Redeem Your Shares    o You may also  redeem  your  shares by contacting your
in Person               investment professional or an Evergreen funds service
                        representative.
                      o A fee may be charged for this service.

Systematic
Withdrawal Plan       o You can transfer money  automatically
Plan (SWP)              from your Fund account on a monthly or quarterly
                        basis - without redemption fees.
                      o The  withdrawal  can be  mailed  to you,  or  deposited
                        directly into your bank account.
                      o The minimum is $75 per month.
                      o The maximum is 1.00% of your  account per month
                        or 3.00% per quarter.
                      o To enroll,  call  1.800.343.2898 for instructions.

1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributor, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

Timing of Proceeds

         Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

Exceptions: Redemption Requests That Require A Signature Guarantee

         To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

o  You are redeeming more than $50,000.
o You want the proceeds transmitted into a bank account not listed on the account.
o You want the proceeds payable to anyone other than the registered owner(s) of the account.
o Either your address or the address of your bank account has been changed within 30 days.
o The account is registered in the name of a fiduciary corporation or any other organization.
   In these cases, additional documentation is required:
   corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:
o        Commercial Bank
o        Trust Company
o        Savings Association
o        Credit Union
o        Member of a U.S. stock exchange

Other Services

Evergreen Express Line 1.800.346.3858

         Use our automated, 24-hour service to check the value of your investment in a fund; purchase, redeem or exchange fund shares; find a fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen funds' portfolio managers.

Automatic Reinvestment of Distributions

         For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)

         If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your fund account using the Electronic Funds Transfer System. We will provide the fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

Telephone Investment Plan

         You may make additional investments electronically in an existing fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange

         You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration -- automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

Reinstatement Privileges

         Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

The Tax Consequences Of Investing In The Fund

You may be taxed in two ways:
o On Fund distributions (dividends and capital gains). o On any profit you make when you sell any or all of your shares.

Fund Distributions

         A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. Evergreen Fund will distribute two types of taxable income to you:


         Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Evergreen Fund pays an annual dividend from the dividends, interest and other income on the securities in which it invests.


         Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. Evergreen Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by Evergreen Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment

         Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by Evergreen Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

         When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

         Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

         Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in Evergreen Fund.

Retirement Plans

         You may invest in Evergreen Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

                                 OTHER BUSINESS

         The Trustees of UM Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

February 28, 2003

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
           u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2.       Call the toll-free number indicated on your proxy card.
3.       Enter the control number found on your proxy card.
4.       Follow the simple recorded instructions.


     Vote By Internet:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.


         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-845-6453 (toll free).

                                                                      EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of February, 2003, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Small Cap Value Fund II series (the "Acquiring Fund"), and Undiscovered Managers Funds, a Massachusetts business trust, with its principal place of business at 700 North Pearl Street, Suite 1625, Dallas, Texas 75021 (the "Selling Fund Trust"), with respect to its Undiscovered Managers Small Cap Value Fund series (the "Selling Fund"), and Evergreen Investment Management Company, LLC, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 ("EIMC").

           This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A and Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities (as hereinafter defined) of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;


         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund; and


         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets, and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I


    TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FORTHE ACQUIRING FUND
              SHARES AND ASSUMPTION OF SELLING FUNDLIABILITIES AND

                         LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.


         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities, the purchase and redemption of Selling Fund shares, and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume
(i) those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period and (ii) such other liabilities, expenses, costs and charges incurred by the Selling Fund through the Closing Date of a type and in an amount which is consistent with the Selling Fund's ordinary course of business ((i) and (ii), collectively, are referred to herein as the "identified liabilities"). The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund Trust, on behalf of the Acquiring Fund, hereby agrees to indemnify each Trustee of the Selling Fund Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under the Selling Fund Trust's Declaration of Trust and By-Laws, in each case, as in effect on the date hereof. The Acquiring Fund Trust, on behalf of the Acquiring Fund, agrees to provide for the continuation of D&O insurance coverage for the Trustees of the Selling Fund Trust for a period of five years following the Closing Date. Such D&O insurance shall at all times be on such terms, and subject to such deductibles, which are satisfactory to the Trustees of the Selling Fund Trust in all respects.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.


         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is reasonably practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon be terminated as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished, as further described in paragraph 2.3 below, by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.


         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been or will be distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.


         2.2 VALUATION OF SHARES. The net asset value per share of the Selling Fund shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the number of shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the corresponding class of the Acquiring Fund, each as determined in accordance with paragraph 2.2. Holders of Investor Class and Institutional Class shares of the Selling Fund will receive Class A and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, in its capacity as pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.


                                   ARTICLE III

                            CLOSING AND CLOSING DATE


         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 28, 2003 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored and the Closing Date shall then be one business day thereafter.

         3.3 TRANSFER AGENT'S CERTIFICATE. PFPC, Inc., as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Trust evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request and the Acquiring Fund shall deliver an instrument of assumption of liabilities to the Selling Fund.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:


                  (a) The Selling Fund Trust is a business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a duly organized and constituted separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) Each current prospectus and statement of additional information of the Selling Fund Trust as it relates to the Selling Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Selling Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at August 31, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.


                  (h) Since August 31, 2002 there has not been (i) any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or
(ii) any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except in each case as otherwise disclosed to the Acquiring Fund or as set forth on the Statement of Assets and Liabilities. For the purposes of this subparagraph (h), neither a decline in the net asset value of the Selling Fund nor any redemption of shares of the Selling Fund shall constitute a material adverse change.


                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.


                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund Trust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund.

                  (m) The execution, delivery, and (subject to the approval of the Selling Fund's shareholders) performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.


                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.


                  (o) The Selling Fund has provided the Acquiring Fund with information regarding the Selling Fund reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.


                  (c) As of the date of the Reorganization, the then current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.


                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.


                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.


                  (g) The Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for each fiscal year of its operation and will distribute in each such year all net investment income and realized capital gains.


                       (h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (k) The information furnished by the Acquiring Fund to the Selling Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (l) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


                  (m) The Acquiring Fund agrees to use all reasonable best efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.


         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.


         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.


         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:


         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.


         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.


         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund Trust and the Selling Fund.


         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         6.3 The Selling Fund shall have received on the Closing Date evidence that is satisfactory to it and its counsel that EIMC and the Acquiring Fund have entered into the fee waiver and/or reimbursement agreement described in the Prospectus/Proxy Statement.

         6.4 The Trustees of the Selling Fund Trust shall have received on the Closing Date evidence that is satisfactory to them and their counsel that the D&O insurance coverage described in paragraph 1.3 of this Agreement has been obtained by the Acquiring Fund Trust for the benefit of Trustees of the Selling Fund Trust and is in full force and effect.


                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:


         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.


         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:


                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.


         (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.


         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Trust's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund Trust and the Acquiring Fund.


         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:


         8.1 This Agreement and the transactions contemplated herein shall have been approved by a majority of the outstanding voting securities, as such term is defined in the 1940 Act, of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein, other than any such suits or proceedings brought by the Acquiring Fund, the Acquiring Fund Trust, EIMC, the Selling Fund, the Selling Fund Trust, Undiscovered Managers, LLC or any of their affiliates.


         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

         (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.


                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities and upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.


                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).


                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding periods of the assets of the Selling Fund in the hands of the Acquiring Fund will include the respective periods during which those assets were held by the Selling Fund.


         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

         8.6 The Acquiring Fund shall have received from Deloitte & Touche LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         8.7 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement was found to be mathematically correct; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.


                                   ARTICLE IX

                                    EXPENSES


         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction; provided, however, the fees and expenses of the Selling Fund Trust's counsel shall be borne by EIMC as described in the Asset Purchase Agreement dated January 22, 2003 between EIMC and Undiscovered Managers, LLC. Notwithstanding the foregoing, (i) the Acquiring Fund shall pay its own federal and state registration fees, and (ii) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.


                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.


         10.2 Except as set forth in the next sentence of this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the obligations of the Acquiring Fund Trust set forth in the last three sentences of paragraph 1.3, and the representations of the Acquiring Fund Trust contained in paragraphs 4.2(g) and 4.2(m) shall survive the consummation of the transactions contemplated hereunder.


                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or their respective Trustees or officers, to the other parties.


                                   ARTICLE XII

                                   AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund or distributed to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.


                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


         13.5 With respect to the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust. The obligations of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund. A copy of the Agreement and Declaration of Trust establishing the Selling Fund Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Selling Fund on behalf of the Selling Fund Trust by officers of the Selling Fund Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property belonging to the Selling Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                          EVERGREEN EQUITY TRUST
                          ON BEHALF OF


                          EVERGREEN SMALL CAP VALUE FUND II


                             By: /s/ Michael H. Koonce
                           Name: Michael H. Koonce
                          Title: Authorized Officer


                           UNDISCOVERED MANAGERS FUNDS
                           ON BEHALF OF
                           UNDISCOVERED MANAGERS MID CAP VALUE
                           FUND

                           By:  /s/ Mark P. Hurley
                         Name:  Mark P. Hurley
                         Title: Authorized Officer


                           EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                           By:  /s/ Michael H. Koonce
                         Name:  Michael H. Koonce
                         Title: Authorized Officer

                                                                     EXHIBIT B

                           UNDISCOVERED MANAGERS FUNDS

                         FORM OF SUB-ADVISORY AGREEMENT

                  (Undiscovered Managers Small Cap Value Fund)

         This Sub-Advisory Agreement (this "Agreement") is entered into as of [________ ___, ______] by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and J.L. Kaplan Associates, LLC, a Delaware limited liability company (the "Sub-Adviser").

         WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Small Cap Value Fund of the Trust (the "Series");

         WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1.       Sub-Advisory Services.
         ---------------------

a) The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section
         851 of the Code), all as from time to time in effect  (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

b) The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice.
         The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

c)       The   Sub-Adviser   shall   provide  to  the  Manager  a  copy  of  the
         Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

d) The Sub-Adviser shall be bound by the Code of Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

2.       Obligations of the Manager.
         --------------------------

a) The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b) The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay or arrange for payment of its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Such compensation shall be calculated and paid monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement; provided that, in the event of any termination of this Agreement before the end of any such month or other interval, such compensation shall be calculated and paid within ten business days following such termination. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting. The Sub-Adviser shall have no obligation to acquire for the Series a position in any investment that the Sub-Adviser or any of its managers, members, officers, employees or agents holds, has acquired or is acquiring for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that, to the extent practical, such opportunities will be allocated among clients over a reasonable period of time on a fair and equitable basis. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and


a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

b) this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and

c) this Agreement shall automatically terminate in the event of its assignment. Termination of this Agreement pursuant to this
         Section  9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

12.      General.
         -------
If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                           UNDISCOVERED MANAGERS, LLC

                           By:______________________________________
                              Mark P. Hurley
                              Chairman and CEO

                          J.L. KAPLAN ASSOCIATES, LLC


                            By:______________________________________
                               James L. Kaplan
                               President

                                     PART B

                             EVERGREEN EQUITY TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND

                                   A Series of

                           UNDISCOVERED MANAGERS FUNDS

                       700 North Pearl Street, Suite 1625

                                Dallas, TX 75201

                                 (888) 242-3514

                        By and In Exchange For Shares of

                        EVERGREEN SMALL CAP VALUE FUND II

                                   A Series of

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Undiscovered Managers Small Cap Value Fund ("UM Fund"), a series of Undiscovered Managers Funds to Evergreen Small Cap Value Fund II ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares Undiscovered Managers Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page, the following described documents, each of which is attached hereto and incorporated by reference herein and the "Additional Information" which follows:

(1) The Statement of Additional Information of Undiscovered Managers Fund dated December 28, 2002; and

(2) The Annual Report of Undiscovered Managers Fund dated August 31, 2002.

The pro forma financial statements required by Rule 11-01 of Regulation S-X [17 CFR 210.11-01] need not be prepared since the net asset value of the Evergreen Fund does not exceed ten percent of UM Fund's net asset value.

After the Merger, Evergreen Fund, as the successor to the UM Fund, will assume and publish UM Fund's investment performance record.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Undiscovered Managers Fund dated February 28, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the telephone number or address set forth above.

The date of this Statement of Additional Information is February 28, 2003.

                          UNDISCOVERED MANAGERS FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                          [UNDISCOVERED MANAGERS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 28, 2002


                                       for

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                         UNDISCOVERED MANAGERS REIT FUND
                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                    UNDISCOVERED MANAGERS MID CAP VALUE FUND
                            UM SMALL CAP GROWTH FUND
                          UM MERGER & ACQUISITION FUND




                                Each a Series of

                           UNDISCOVERED MANAGERS FUNDS



This Statement of Additional Information ("SAI") is not a prospectus but contains information that may be useful to investors that is not included in the relevant Prospectus. This SAI relates to the Undiscovered Managers Funds' Institutional Class Prospectus dated December 28, 2002 and the Undiscovered Managers Funds' Investor Class Prospectus dated December 28, 2002, of the series of Undiscovered Managers Funds listed above (the "Funds" and each a "Fund"), and is only authorized for distribution when accompanied or preceded by the relevant Prospectus. If a Fund offers shares in more than one Prospectus, each reference to the "Prospectus" in this SAI shall include all of such Fund's prospectuses unless otherwise noted. This SAI should be read together with the applicable Prospectus. A free copy of the applicable Prospectus may be obtained by calling 1-888-242-3514 or by sending a request to Undiscovered Managers Funds, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201.


Certain disclosure has been incorporated by reference from the Funds' annual report to shareholders. The Funds' annual report to shareholders may be obtained, without charge, by calling 1-888-242-3514.

                                TABLE OF CONTENTS



Organization and Classification...................................................3
Investment Objectives, Policies and Restrictions..................................3
Additional Description of Investments, Investment Practices and Risks.............5
Management of the Trust...........................................................6
Ownership of Shares of the Funds.................................................10
Investment Advisory and Other Services...........................................17
Portfolio Transactions and Brokerage.............................................26
Description of the Trust.........................................................28
Additional Purchase and Redemption Information...................................31
Net Asset Value..................................................................34
Income Dividends, Capital Gain Distributions and Tax Status......................35
Calculation of Total Return......................................................38
Performance Comparisons..........................................................43
Financial Statements.............................................................45
Appendix A--Publications That May Contain Fund Information......................A-1
Appendix B--Advertising and Promotional Literature..............................B-1

                         ORGANIZATION AND CLASSIFICATION

Undiscovered Managers Funds (the "Trust") is an open-end management investment company organized under the laws of Massachusetts as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 29, 1997 (as amended, the "Declaration of Trust"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trustees of the Trust may, without shareholder approval, divide the shares of any series into multiple classes of shares having such preferences and special or relative rights and privileges as the Trustees of the Trust determine. Each Fund is a series of the Trust.

Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), except for Undiscovered Managers REIT Fund (the "REIT Fund") and Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund"), which are "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets are not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than a diversified fund.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each Fund are summarized in the Prospectus under "The Funds." The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any notice required under Rule 35d-1 under the 1940 Act to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectus) will be provided in plain English in a separate written document. Each such notice will contain, in bold-faced type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered, or, if the notice is delivered separately from other communications to investors, either on the notice or on the envelope in which the notice is delivered.

INVESTMENT RESTRICTIONS--ALL FUNDS


The following investment restrictions are fundamental policies of Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund (the "Behavioral Value Fund"), the Special Small Cap Fund, the REIT Fund, Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund"), Undiscovered Managers Mid Cap Value Fund (the "Mid Cap Value Fund"), UM Merger & Acquisition Fund (the "Merger & Acquisition Fund") and UM Small Cap Growth Fund (the "Small Cap Growth Fund").


Each Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the REIT Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                     ADDITIONAL DESCRIPTION OF INVESTMENTS,
                         INVESTMENT PRACTICES AND RISKS

The following is an additional description of certain investments, investment practices and risks of certain of the Funds.

REPURCHASE AGREEMENTS

Any assets of the Funds not invested in common stocks or other equity securities will generally be held in the form of cash or in repurchase agreements. Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the Securities and Exchange Commission is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

LOANS OF SECURITIES

Each Fund may lend its portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Fund. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-third of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.

LEVERAGE

Although it is not the current intention of any of the Funds to engage in borrowing, each Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of such Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of a Fund's shares with a potentially higher return. Leverage creates risks for a Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to such Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, a Fund's sub-adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which a Fund is using leverage, the fees paid by such Fund to Undiscovered Managers, LLC ("Undiscovered Managers"), for investment advisory and administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.




                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees of the Trust may determine, Undiscovered Managers, the Funds' investment adviser, has responsibility for the management of the Funds' affairs. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Trustees of the Trust.


The following tables provide information about the Trustees and officers of the Trust, including their ages, addresses, principal occupations during the past five years, and length of time served. The tables also indicate which of the Trustees may be considered an "interested person" of the Trust or Undiscovered Managers as defined in the 1940 Act.

                                                                                                  NUMBER OF FUNDS
                                                                                                    FUND COMPLEX        OTHER
                                POSITION(s) HELD     LENGTH OF       PRINCIPAL OCCUPATION(S)       IN OVERSEEN BY    DIRECTORSHIPS
     NAME, ADDRESS, AND AGE       WITH TRUST        TIME SERVED      DURING PAST FIVE YEARS           TRUSTEE       HELD BY TRUSTEE
     ----------------------     ----------------    -----------      -----------------------      ---------------   ---------------

NON-INTERESTED TRUSTEES:
ROGER B. KEATING                     Trustee        Since 1997   President of Time Warner Cable           9             --
Time Warner Cable                                                National Division since June 2002
National Division                                                Senior Vice President, General
160 Inverness Drive West                                         Manager of AOL Vertical Markets
Suite 300                                                        from December 2000 to June 2002
Englewood, CO  80112                                             Chief Executive Officer of Zatso
Age:  41                                                         (formerly known as ReacTV) from
                                                                 March 1998 to December 2000
                                                                 Senior Vice President of Comcast
                                                                 Cable from August 1993 to March
                                                                 1998

MATTHEW J. KILEY                     Trustee        Since 1997   President of Weyhill Group since           9            --
849 Foxfield Road                                                April  2002
Lower Gwynedd, PA  19002                                         Self-employed from October 1999 to
Age:  40                                                         April 2002

                                                                 Executive Vice President of
                                                                 Campus Services for ARAMARK
                                                                 Corporation from May 1998 to
                                                                 October 1999

                                                                 Executive Vice
                                                                 President of Sports and
                                                                 Entertainment and Vice President of
                                                                 Global Food and Support Services at
                                                                 ARAMARK Corporation from September
                                                                 1996 to May 1998

ROBERT P. SCHMERMUND                 Trustee        Since 1997   Managing Director of Corporate             9            --
America's Community Bankers                                      Communications for America's
900 19th Street NW                                               Community Bankers since January 1993
Suite 400
Washington, DC  20006
Age:  47

                                                                                                  NUMBER OF FUNDS
                                                                                                    FUND COMPLEX        OTHER
                                POSITION(s) HELD     LENGTH OF       PRINCIPAL OCCUPATION(S)       IN OVERSEEN BY    DIRECTORSHIPS
     NAME, ADDRESS, AND AGE       WITH TRUST        TIME SERVED      DURING PAST FIVE YEARS           TRUSTEE       HELD BY TRUSTEE
     ----------------------     ----------------    -----------      -----------------------      ---------------   ---------------


INTERESTED TRUSTEES:
MARK P. HURLEY                       Trustee        Since 1997   Chairman and Chief Executive Officer       9            --
Undiscovered Managers, LLC                                       of Undiscovered Managers, LLC since
700 North Pearl Street                                           February 2001
Suite 1625                                                       President and Chief
Dallas, Texas  75201                                             Executive Officer of Undiscovered
Age:  44                                                         Managers, LLC from September 1997
                                                                 to February 2001

OFFICERS:
MARK P. HURLEY                      President       Since 1997   Chairman and Chief Executive Officer       9            --
Undiscovered Managers, LLC                                       of Undiscovered Managers, LLC since
700 North Pearl Street                                           February 2001
Suite 1625                                                       President and Chief
Dallas, Texas  75201                                             Executive Officer of Undiscovered
Age:  44                                                         Managers, LLC from September 1997
                                                                 to February 2001
PATRICIA L. DUNCAN                 Treasurer &      Secretary    Vice President of Undiscovered            --            --
Undiscovered Managers, LLC          Secretary       since 2000   Managers, LLC since January 2000
700 North Pearl Street                              Treasurer    Registered Marketing Administrator
Suite 1625                                          since 2001   of Undiscovered Managers, LLC from
Dallas, Texas  75201                                             December 1997 to January 2000
Age:  40                                                         Executive Secretary at Prentiss
                                                                 Properties from April 1994 to
                                                                 December 1997

In addition to being members of the Board of Trustees of the Trust, each of Roger B. Keating, Matthew J. Kiley and Robert P. Schmermund are also members of the Trust's Audit Committee. The duties and functions of the Audit Committee include (i) oversight of the Funds' accounting and financial reporting policies and practices, the Funds' internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acting as liaison between the Funds' independent auditors and the full Board of Trustees. Each of the Trustees of the Trust are also trustees of UM Investment Trust.

The Trust pays no compensation to any of its officers or to the Trustees of the Trust listed above who are officers or employees of Undiscovered Managers. Each Trustee who is not an officer or employee of Undiscovered Managers is compensated at the rate of $10,000 per annum. The Trust provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from the Trust may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

The following table sets forth information covering the total compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended August 31, 2002 to the persons who served as Trustees of the Trust during such period:


                                                                               TOTAL COMPENSATION
                                 AGGREGATE COMPENSATION                          FROM TRUST AND
      PERSON                          FROM TRUST                                 FUND COMPLEX*
      ------                     ----------------------                        ------------------

Mark P. Hurley                          $     0                                   $     0
Roger B. Keating                        $10,000(1)                                $10,000
Matthew J. Kiley                        $10,000                                   $10,000
Robert P. Schmermund                    $10,000                                   $10,000


-----------------------
* No Trustee received any compensation from any mutual fund affiliated with Undiscovered Managers, other than the Trust, during such period.

(1) Roger B. Keating deferred receipt of $10,000 of such compensation pursuant to the fee deferral arrangements described above.

                        OWNERSHIP OF SHARES OF THE FUNDS


As of November 30, 2002, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control" such Fund as that term is defined in the 1940 Act.




         FUND                               NAME                                          % OWNERSHIP
         ----                               ----                                          -----------


Behavioral Growth Fund                      Fidelity Investment Institutional                41.84%
                                            Operations, Inc., As Agent For Certain
                                            Employee Benefit Plans
                                            100 Magellan Way
                                            Covington, KY  41045

                                            Charles Schwab & Co., Inc.                       26.47%
                                            Special Custody Account
                                            FBO Exclusive Benefit of Customers
                                            Attn:  Mutual Funds
                                            101 Montgomery Street
                                            San Francisco, CA 94104

Behavioral Value Fund                       Charles Schwab & Co., Inc.                       48.86%
                                            Special Custody Account
                                            FBO Exclusive Benefit of Customers
                                            Attn:  Mutual Funds
                                            101 Montgomery Street
                                            San Francisco, CA 94104

Special Small Cap Fund                      Charles Schwab & Co., Inc.                       44.97%
                                            Special Custody Account
                                            FBO Exclusive Benefit of Customers
                                            Attn:  Mutual Funds
                                            101 Montgomery Street
                                            San Francisco, CA 94104


REIT Fund                                   Charles Schwab & Co., Inc.                       66.91%
                                            Special Custody Account
                                            FBO Exclusive Benefit of Customers
                                            Attn:  Mutual Funds
                                            101 Montgomery Street
                                            San Francisco, CA 94104

Small Cap Value Fund                        Charles Schwab & Co., Inc.                       30.67%
                                            Special Custody Account
                                            FBO Exclusive Benefit of Customers
                                            Attn:  Mutual Funds
                                            101 Montgomery Street
                                            San Francisco, CA 94104


Mid Cap Value Fund                          NFSC FEBO # U19-000019                            64.69%
                                            Firstar
                                            Trust Operations - Reinvest
                                            P.O. Box 1787
                                            Attn:  Mutual Funds
                                            Milwaukee, WI  53201


Small Cap Growth Fund                       None

Merger & Acquisition Fund                   Undiscovered Managers, LLC                       100.00%
                                            700 North Pearl Street, Suite 1625
                                            Dallas, TX  75201

                           INSTITUTIONAL CLASS SHARES


As of November 30, 2002, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Institutional Class shares of the following Funds:



                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------
   Behavioral Growth Fund               Fidelity Investments Institutional                   37.59%
                                        Operations Inc., As Agent for Certain
                                        Employee Benefit Plans
                                        100 Magellan Way
                                        Covington, KY 41045

                                        Charles Schwab & Co. Inc.                            29.14%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

   Behavioral Value Fund                Charles Schwab & Co. Inc.                            48.86%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

                                        The Columbus Fund Limited                            7.15%
                                        C/O Moore Stephen Intl Services
                                        P.O. Box 3186 Abbot Building
                                        Main Street
                                        Tortola, British Virgin Islands

                                        Deutsche Bank Trust Co. Americas                     7.07%
                                        FBO 2467132424
                                        P.O. Box 9005
                                        Church Street Station
                                        New York, NY  10008

                                        Wells Fargo Bank NA                                  6.27%
                                        FBO Alexander Proudfoot D B
                                        6 Apple Tree Lane
                                        Warren, NJ  07059

   Special Small Cap Fund               Charles Schwab & Co. Inc.                            44.97%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

   Special Small Cap Fund (cont.)       Wachovia Bank NA Omnibus                             22.71%
                                        Reinvest/Reinvest
                                        1525 West W.T. Harris Blvd.
                                        Charlotte, NC  28288-1151

                                        Abbott J. Keller                                     7.58%
                                        2469 Hallmark Drive
                                        Bellmont, CA  94002

   REIT Fund                            Charles Schwab & Co. Inc.                            66.91%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

                                        National Investor Services Corp.                     9.07%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water Street, 32nd Floor
                                        New York, NY  10041-3299

                                        Donaldson Lufkin Jenrette                            8.02%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

   Small Cap Value Fund                 Charles Schwab & Co. Inc.                            28.43%
                                        Special Cust. A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        Donaldson Lufkin Jenrette                            14.21%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        Fidelity Investments Institutional                   10.19%
                                        Operations Inc., As Agent for Certain
                                        Employee Benefit Plans
                                        100 Magellan Way
                                        Covington, KY 41045-0000

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

   Mid Cap Value Fund                   NFSC FEBO #U19-000019                                64.69%
                                        Firstar
                                        Trust Operations - Reinvest
                                        P.O. Box 1787
                                        Attn. Mutual Funds
                                        Milwaukee, WI  53201

                                        Provident Bank                                       16.14%
                                        P.O. Box 691198
                                        Cincinnati, OH  45269-1198

   Small Cap Growth Fund                Fidelity Investments Institutional                   20.82%
                                        Operations Inc., As Agent for Certain
                                        Employee Benefit Plans
                                        100 Magellan Way
                                        Covington, KY 41045

                                        Donaldson Lufkin Jenrette                            17.78%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        Burlington Bank and Trust Cust                       7.20%
                                        FBO The Great River Foundation, Inc.
                                        Attn.  Trust Department
                                        P.O. Box 728
                                        Burlington, IA  52601

                                        All First Trust Company                              6.92%
                                        FBO Mercersburg Academy
                                        Attn Securities Processing 109-911
                                        P.O. Box 1596
                                        Baltimore, MD  21203

                                        1st Source Bank Trustee                              6.67%
                                        Memorial Health System Employees'
                                        Pension Plan
                                        U/A DTD 11/04/82
                                        615 North Michigan Street
                                        South Bend, IN  46601

                                        Deseret Mutual Retiree Medical & Life                5.22%
                                        Trust
                                        60 East South Temple
                                        Salt Lake City, UT  84111

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

   Merger & Acquisition Fund            Undiscovered Managers, LLC                          100.00%
                                        700 North Pearl Street
                                        Suite 1625
                                        Dallas, TX  75201


                              INVESTOR CLASS SHARES


As of November 30, 2002, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Investor Class shares of the following Funds:



                 FUND                               NAME AND ADDRESS                      % OWNERSHIP
                 ----                               ----------------                      -----------
  Behavioral Growth Fund               Fidelity Investments Institutional                   83.88%
                                       Operations Inc.
                                       As Agent for Certain Employee
                                       Benefit Plans
                                       100 Magellan Way
                                       Covington, KY 41045

  Small Cap Value Fund                 Charles Schwab & Co. Inc.                            39.87%
                                       Special Cust A/C
                                       FBO Exclusive Benefit of Customers
                                       Attn. Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA  94104

                                       IMS & Co.                                            27.74%
                                       For the Exclusive Benefit of Its Customers
                                       P. O. Box 3865
                                       Englewood, CO  80155-3865

                                       Donaldson Lufkin Jenrette                            17.33%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ  07303-9998



As of November 30, 2002, the Behavioral Value Fund and the Small Cap Growth Fund had no outstanding Investor Class shares.

                       OWNERSHIP BY TRUSTEES AND OFFICERS


As of November 30, 2002, the Trustees and officers of the Trust owned beneficially less than 1% of the shares of each class of each Fund, except for Institutional Class shares of the following Funds, which represent the following percentage ownership of Institutional Class shares of such Funds:




                FUND                              SHARES                     % OWNERSHIP
                ----                              ------                     -----------

Special Small Cap Fund                            18,876.730                   2.44%
Mid Cap Value Fund                                 8,538.987                   1.76%


None of the foregoing amounts include amounts owned by Undiscovered Managers, of which Mr. Hurley, a Trustee and the President of the Trust, may be deemed to be a controlling person.


The following table indicates the dollar range of securities of the Funds that are beneficially owned by the Trustees as of December 31, 2001. Unless otherwise noted in the table below, the Trustees do not beneficially own securities of any of the Funds.



                                                                                    AGGREGATE DOLLAR RANGE OF
                                       DOLLAR RANGE OF EQUITY SECURITIES          EQUITY SECURITIES IN FAMILY
      NAME OF TRUSTEE                           IN NAMED FUND(S)                    OF INVESTMENT COMPANIES
      ---------------                  ---------------------------------          ----------------------------

Roger B. Keating               Behavioral Growth Fund        $10,001-$50,000             $50,001-$100,000
                               REIT Fund                     $10,001-$50,000
                               Small Cap Value Fund          $10,001-$50,000

Matthew J. Kiley                                     $0.00                                    $0.00

Robert P. Schmermund                                 $0.00                                    $0.00

Mark P. Hurley                 Behavioral Growth Fund          over $100,000              Over $100,000
                               Behavioral Value Fund              $1-$10,000
                               Mid Cap Value Fund              over $100,000
                               REIT Fund                    $50,001-$100,000
                               Small Cap Value Fund            over $100,000
                               Special Small Cap Fund          over $100,000
                               Small Cap Growth Fund        $50,001-$100,000

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISERS


As described in the Prospectus, Undiscovered Managers is the investment adviser of each Fund and as such, has responsibility for the management of each Fund's affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. See "The Funds" in the Prospectus. Undiscovered Managers is a limited liability company organized under the laws of Delaware. Mark P. Hurley and John E. McCaw, a controlling member of Orca Bay Partners, LLC, a private equity investment firm and the managing member of The Tahoma Fund, LLC and the Tahoma Fund B, LLC, record owners of Undiscovered Managers, each own beneficially more than 25% of the voting securities of Undiscovered Managers and therefore may be regarded to control Undiscovered Managers for purposes of the 1940 Act. Mark P. Hurley is a Trustee and the President of the Trust as well as the Chairman and Chief Executive Officer and a controlling member of Undiscovered Managers, and Patricia L. Duncan is the Secretary and Treasurer of the Trust as well as Vice President-Fund Operations of Undiscovered Managers. Undiscovered Managers is further affiliated with the Merger & Acquisition Fund through its ownership as of November 30, 2002, of 100% of the outstanding shares of that Fund.


Under each Fund's advisory agreement with Undiscovered Managers, Undiscovered Managers is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. Such fees are paid by each class of shares of the relevant Fund based upon the average daily net assets of such class. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. During the Trust's fiscal years ended August 31, 2000, August 31, 2001 and August 31, 2002, the advisory fees incurred by the Funds to Undiscovered Managers pursuant to the relevant advisory agreement (before giving effect to expense reductions under the expense deferral arrangements described below), and the amount of expense reductions under the expense deferral arrangements relating to the advisory fee, were as follows:



                                   FISCAL YEAR ENDED               FISCAL YEAR ENDED                    FISCAL YEAR ENDED
                                    AUGUST 31, 2000                  AUGUST 31, 2001                     AUGUST 31, 2002
                              --------------------------       ---------------------------        ----------------------------
                                                EXPENSE                           EXPENSE                             EXPENSE
FUND                          ADVISORY FEE     REDUCTION       ADVISORY FEE      REDUCTION        ADVISORY FEE       REDUCTION
----                          ------------     ---------       ------------      ---------        ------------       ---------

Behavioral Growth Fund       $1,971,850        $294,092         $1,598,608        $217,717         $  895,331         $175,851
Behavioral Value Fund        $  113,164        $ 99,517         $  297,237        $ 81,960         $  363,076         $ 84,628
Special Small Cap Fund       $  117,614        $ 34,542         $  313,133        $ 70,179         $  244,568         $ 49,263
REIT Fund                    $  319,695        $154,769         $  663,384        $149,106         $1,071,562         $ 99,670
Small Cap Value Fund         $  293,588        $143,105         $  576,816        $159,514         $1,185,721         $128,415
Mid Cap Value Fund           $   33,672        $ 99,400         $   52,843        $ 93,551         $   59,675         $ 75,225
Small Cap Growth Fund              -0-*            -0-*         $  186,900        $123,323         $  421,030         $149,106
Merger & Acquisition Fund          -0-*            -0-*         $    1,793        $ 37,800         $    2,033         $ 44,162


-------------------
* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.

The advisory fee payable by the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate and an example of such rate at various levels of performance see "The Funds -- The Funds' Management" in the Prospectus.

As described in the Prospectus, Undiscovered Managers has contractually agreed to certain arrangements to limit each Fund's expenses. See "Trust Expenses" below.


Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser pursuant to a sub-advisory agreement or, in the case of the Small Cap Value Fund, Mid Cap Value Fund and Merger & Acquisition Fund, an interim sub-advisory agreement. Each of the sub-advisers, except J.L. Kaplan Associates, LLC and Bay Isle Financial LLC, is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler Asset Management, Inc.); David J. Steirman and Abbott J. Keller (Kestrel Investment Management Corporation); and Ronald A. Sauer (Mazama Capital Management, Inc.). J.L. Kaplan Associates, LLC is regarded for purposes of the 1940 Act as being controlled by Wachovia Corporation,a publicly traded financial services company. Bay Isle Financial LLC is regarded for purposes of the 1940 Act as being controlled by Stilwell Financial Inc., a publicly traded financial services company. Stillwell Financial, Inc. and Janus Capital Corporation have announced their intention to merge operations as of December 31, 2002. Upon completion of the proposed merger, Bay Isle Financial, LLC will be controlled by the entity resulting from such merger, the proposed name of which will be Janus Capital Group, Inc.

Under each sub-advisory agreement (including each interim sub-advisory agreement) relating to the Funds between Undiscovered Managers and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly by Undiscovered Managers out of the fees Undiscovered Managers receives, of a certain percentage of the average daily net asset value of such Fund. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. Notwithstanding the foregoing, the interim sub-advisory agreements with respect to each of the Small Cap Value Fund, the Mid Cap Value Fund and the Merger & Acquisition Fund further provide that fees payable by any such Fund to J.L. Kaplan Associates, LLC, such Fund's sub-adviser, will be kept in an interest-bearing escrow account until a new sub-advisory agreement for such Fund is approved by a majority of such Fund's outstanding voting securities, as that term is defined in the 1940 Act. If a new sub-advisory agreement for any such Fund is not approved within 150 days of the effective date of the relevant interim sub-advisory agreement, J.L. Kaplan Associates, LLC will be paid for its sub-advisory services to such Fund under such interim sub-advisory agreement the lesser of (i) any costs it incurred in performing is obligations under such interim sub-advisory agreement (plus interest earned on that amount in the escrow account) and (ii) the actual amount escrowed (plus interest earned thereon) pursuant to such interim sub-advisory agreement. The terms of the interim sub-advisory agreements are, with the exceptions of their respective effective and termination dates, provisions required by Rule 15a-4 under the 1940 Act and other non-material provisions, identical to those of the respective Funds' previous sub-advisory agreements with J.L. Kaplan Associates, LLC. During the Trust's fiscal years ended August 31, 2000, August 31, 2001 and August 31, 2002, Undiscovered Managers paid the following amounts as sub-advisory fees to the following sub-advisers:





                                                                     SUB-ADVISORY FEE      SUB-ADVISORY FEE     SUB-ADVISORY FEE
      FUND                              SUB-ADVISER                FOR FISCAL YEAR 2000  FOR FISCAL YEAR 2001  FOR FISCAL YEAR 2002
      ----                              -----------                --------------------  --------------------  --------------------

Behavioral Growth Fund     Fuller & Thaler Asset Management, Inc.       $1,229,391             $1,005,811              $565,472
Behavioral Value Fund      Fuller & Thaler Asset Management, Inc.       $   75,513             $  197,992              $242,051
Special Small Cap Fund     Kestrel Investment Management Corp.          $   52,672             $  244,429              $215,190
REIT Fund                  Bay Isle Financial Corporation               $  213,012             $  442,109              $714,375
Small Cap Value Fund       J.L. Kaplan Associates, LLC                  $  195,644             $  384,390              $790,480
Mid Cap Value Fund         J.L. Kaplan Associates, LLC                  $   21,292             $   33,312              $ 37,690
Small Cap Growth Fund      Mazama Capital Management, Inc.                    -0-*             $  117,832              $265,914
Merger & Acquisition Fund  J.L. Kaplan Associates, LLC                        -0-*             $    1,132              $  1,284


------------------------------
* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.

The sub-advisory fee payable by Undiscovered Managers relating to the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate, see "The Funds -- The Funds' Management" in the Prospectus.


Each Fund's advisory agreement and related sub-advisory agreement (except for the interim sub-advisory agreements, as described below) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, Undiscovered Managers or, in the case of the related sub-advisory agreement, the relevant sub-adviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Fund's advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement relating to a Fund (including the interim sub-advisory agreements) must be approved by vote of a majority of the outstanding voting securities of such Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.


Each Fund's advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon sixty days' written notice, and by Undiscovered Managers upon ninety days' written notice, and shall automatically terminate in the event of its assignment. Each Fund's advisory agreement provides that Undiscovered Managers owns all rights to and control of the name "Undiscovered Managers," and each of the Small Cap Growth Fund's and the Merger & Acquisition Fund's advisory agreements also provide that Undiscovered Managers owns all rights to and control of the name "UM." Each Fund's advisory agreement will automatically terminate if the Trust or the relevant Fund shall at any time be required by Undiscovered Managers to eliminate all reference to the words "Undiscovered Managers" or the letters "UM," as applicable, in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Undiscovered Managers, cast in person at a meeting called for the purpose of voting on such approval.


In determining to approve the current advisory agreements with Undiscovered Managers, the current sub-advisory agreements with the sub-advisers of each of the Behavioral Growth Fund, Behavioral Value Fund, Special Small Cap Fund and Small Cap Growth Fund, and the most recently terminated sub-advisory agreements relating to the REIT Fund, Small Cap Value Fund, Mid Cap Value Fund and Merger & Acquisition Fund, the Trustees, at a meeting on June 7, 2001, considered information provided by Undiscovered Managers and the sub-advisers relating to the education, experience and number of investment professionals and other personnel providing services under the advisory and sub-advisory agreements. The Trustees also took into account the time and attention devoted by management to the Funds. The Trustees evaluated the level of skill required to manage the Funds. The Trustees also considered the business reputation of Undiscovered Managers and each sub-adviser and their respective financial resources.

The Trustees considered the oversight capabilities of Undiscovered Managers. The Trustees considered the research capabilities of the sub-advisers and received information concerning the investment processes applied by the sub-advisers in managing the Funds.

The Trustees also considered the scope of the services provided by Undiscovered Managers and the sub-advisers to the Funds under the advisory and sub-advisory agreements relative to services provided by other third parties to other mutual funds. The Trustees considered the standard of care applicable to

Undiscovered Managers and the sub-advisers under the respective agreements.

The Trustees also considered information relating to the investment performance of the Funds relative to their respective performance benchmark(s) and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, as well as factors identified by Undiscovered Managers and the sub-advisers as contributing to performance.



The Trustees evaluated the records of Undiscovered Managers and the sub-advisers with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Undiscovered Managers and the sub-advisers designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including the codes of ethics of Undiscovered Managers and each sub-adviser (regulating the personal trading of their respective officers and employees), the procedures by which the sub-advisers allocate trades among their various respective investment advisory clients and the record of Undiscovered Managers and the sub-advisers in these matters.






The Trustees also reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The Trustees also evaluated the profitability of Undiscovered Managers and each sub-adviser with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive."


Based on the foregoing, the Trustees concluded that the fees to be paid Undiscovered Managers and each sub-adviser under the advisory agreements and the sub-advisory agreements, respectively, were fair and reasonable, given the scope and quality of the services rendered by the adviser and the sub-advisers.


At a meeting on October 18, 2001, the Trustees approved the current sub-advisory agreement for the REIT Fund in the context of a change in control of Bay Isle, the REIT Fund's sub-adviser. Noting that the new sub-advisory agreement was substantially identical to the previous sub-advisory agreement with Bay Isle, which had been approved by the Trustees at their June 7, 2001 meeting, the Trustees considered information about, among other things: Bay Isle and its personnel (including particularly those personnel with responsibilities for providing services to the REIT Fund), resources and investment process; the continuity of the investment management of the REIT Fund following the change of control; the terms of the new sub-advisory agreement, including the fact that no change was being made to the fee rate; the expected effects on Bay Isle, as a result of the change of control, of becoming part of a larger organization with more access to capital; the scope and quality of the services that Bay Isle had been providing to the REIT Fund; and the investment performance of the REIT Fund and of similar funds managed by other advisers and sub-advisers.



With respect to the interim sub-advisory agreements for the Small Cap Value Fund, Mid Cap Value Fund and Merger & Acquisition Fund, which were approved in the context of a change of control of J.L. Kaplan Associates, LLC, the Funds' sub-adviser, the Trustees, at a meeting on October 31, 2002, considered that the compensation received by the sub-adviser under those contracts is no greater than the compensation the sub-adviser would have received under the Funds' previous contracts with the sub-adviser (each of which had been approved at the Trustees' June 7, 2001 meeting), and, further, that the interim sub-advisory agreements contain the same terms and conditions as the respective previous sub-advisory agreements for such Funds, with the exceptions of (i) their effective and termination dates, (ii) provisions governed by rules of the SEC relating to such interim agreements and described herein and (iii) other non-material provisions. At this meeting, the Trustees also considered information about, among other things: J.L. Kaplan Associates, LLC and its personnel (including particularly those personnel with responsibilities for providing services to the three Funds), resources and investment process; the continuity of the investment management of those Funds following the change of control; the expected effects on J.L. Kaplan Associates, LLC, as a result of the change of control, of becoming part of a larger organization with more access to capital; the scope and quality of the services that J.L. Kaplan Associates, LLC had been providing to those Funds; and the investment performance of the Funds and of similar funds managed by other advisers and sub-advisers. Based on these considerations, the Trustees determined that the scope and quality of the services to be provided under the interim sub-advisory agreements were at least equivalent to the scope and quality of services provided under the respective previous sub-advisory agreements for such Funds.



Each sub-advisory agreement relating to a Fund (including each interim sub-advisory agreement) may be terminated without penalty by Undiscovered Managers upon sixty days' written notice, and by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice (ten days' written notice, in the case of the interim sub-advisory agreements), and each terminates automatically in the event of its assignment and upon termination of the related advisory agreement. Certain of the sub-advisory agreements relating to the Funds may be terminated by the relevant sub-adviser in certain circumstances. In addition, the interim sub-advisory agreements for the Small Cap Value Fund, Mid Cap Value Fund and Merger & Acquisition Fund will terminate upon approval by the Funds' shareholders of new sub-advisory agreements or 150 days after their respective effective dates, whichever is sooner.



Each Fund's advisory agreement and related sub-advisory agreement (including each interim sub-advisory agreement) provides that Undiscovered Managers or the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


The Trust has applied for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund and amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. See "The Funds -- The Funds' Management" in the Prospectus.

TRUST EXPENSES

The Trust pays the compensation of its Trustees who are not officers or employees of Undiscovered Managers; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; 12b-1 fees; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. 12b-1 fees with respect to a Fund, if any, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class specific shareholders services fees) may be allocated solely to that class.

As described in the Prospectus, Undiscovered Managers has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class and Investor Class shares in order to limit such classes' expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the following annual percentage rates of their respective average daily net assets, subject to the obligation of each class of a Fund to repay Undiscovered Managers such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses

(exclusive of brokerage costs, interest, taxes and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred):



         FUND                                           INSTITUTIONAL CLASS         INVESTOR CLASS
         ----                                           -------------------         --------------

Behavioral Growth Fund                                        1.30%                     1.65%
Behavioral Value Fund                                         1.40%                     1.75%
Special Small Cap Fund                                  0.55% plus the advisory         N/A*
                                                        fee rate for the year
                                                        in question
REIT Fund                                                     1.40%                     N/A*
Small Cap Value Fund                                          1.40%                     1.75%
Mid Cap Value Fund                                            1.30%                     N/A*
Small Cap Growth Fund                                         1.20%                     1.55%
Merger & Acquisition Fund                                     1.30%                     N/A*


-------------------------------
* The Fund does not currently offer such class.

These agreements have a term ending on December 31, 2003 and are renewable year to year thereafter.

ADMINISTRATOR

Pursuant to an Administrative Services Agreement between the Trust and Undiscovered Managers, Undiscovered Managers has agreed to provide all administrative services to the Funds, including but not limited to corporate secretarial, treasury, blue sky and fund accounting services. For these services, each Fund pays Undiscovered Managers a monthly fee at the annual rate of 0.25% of such Fund's average net asset value. During the Trust's fiscal year ended August 31, 2000, August 31, 2001 and August 31, 2002, the following amounts were paid or payable by the Funds to Undiscovered Managers pursuant to the Administrative Services Agreement:



                                    ADMINISTRATION FEE          ADMINISTRATION FEE            ADMINISTRATION FEE
                                    FOR THE FISCAL YEAR         FOR THE FISCAL YEAR           FOR THE FISCAL YEAR
         FUND                      ENDED AUGUST 31, 2000      ENDED AUGUST 31, 2001          ENDED AUGUST 31, 2002
                                   ---------------------      ---------------------          ---------------------
Behavioral Growth Fund                  $519,561                    $420,686                        $235,613
Behavioral Value Fund                   $ 26,969                    $ 70,771                        $ 86,447
Special Small Cap Fund                  $ 45,236                    $ 49,723                        $ 37,056
REIT Fund                               $ 76,076                    $157,949                        $255,134
Small Cap Value Fund                    $ 69,873                    $137,337                        $282,314
Mid Cap Value Fund                      $  8,872                    $ 13,906                        $ 15,704
Small Cap Growth Fund                       -0-*                    $ 49,184                        $110,797
Merger & Acquisition Fund                   -0-*                    $    472                        $    535


-----------------------
* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.

These amounts were subject to reduction and reimbursement under the expense deferral arrangements described above. Undiscovered Managers has entered into an agreement with PFPC Inc. to provide certain of the foregoing administrative services, at the expense of Undiscovered Managers.

DISTRIBUTOR


Since January 2, 2001, the Trust's shares have been sold on a continuous basis by the Trust's current distributor, PFPC Distributors, Inc. ("PFPC Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. It is anticipated that effective January 3, 2003, the address for PFPC Distributors will be 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Distribution Agreement between the Trust and PFPC Distributors, PFPC Distributors is not obligated to sell any specific amount of shares of the Trust, but will use efforts deemed appropriate by it to solicit orders for the sale of the Trust's shares and to undertake such advertising and promotion as it believes reasonable in connection with such solicitation. From December 1, 1999 through January 1, 2001, Provident Distributors, Inc. ("Provident Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 was the distributor to the Trust. Prior to December 1, 1999, First Data Distributors, Inc. ("First Data Distributors"), 4400 Computer Drive, Westborough, Massachusetts 01581 was the distributor to the Trust. During the fiscal year ended August 31, 2000, First Data Distributors received the following underwriting commissions relating to the following Funds:




                                              UNDERWRITING COMMISSIONS
                                             FOR THE FISCAL YEAR ENDED
         FUND                                    AUGUST 31, 2000
         ----                                -------------------------

Behavioral Growth Fund                               $1,707
REIT Fund                                            $1,000
Small Cap Value Fund                                 $  150

During the fiscal years ended August 31, 2000 and August 31, 2001, Provident Distributors received the following underwriting commissions relating to the following Funds:



                                                UNDERWRITING COMMISSIONS                 UNDERWRITING COMMISSIONS
                                               FOR THE FISCAL YEAR ENDED                FOR THE FISCAL YEAR ENDED
         FUND                                      AUGUST 31, 2000                            AUGUST 31, 2001
         ----                                  -------------------------                --------------------------

Behavioral Growth Fund                                  $21,533                                     $1,333
REIT Fund                                               $ 1,340                                     $1,005
Small Cap Value Fund                                    $ 2,561                                     $2,195


During the fiscal years ended August 31, 2001 and August 31, 2002, PFPC Distributors received the following underwriting commissions relating to the following Funds:



                                                UNDERWRITING COMMISSIONS                 UNDERWRITING COMMISSIONS
                                               FOR THE FISCAL YEAR ENDED                FOR THE FISCAL YEAR ENDED
         FUND                                      AUGUST 31, 2001                            AUGUST 31, 2002
         ----                                  --------------------------               --------------------------

Behavioral Growth Fund                                  $1,732                                         -0-
REIT Fund                                               $  190                                         -0-
Small Cap Value Fund                                    $  228                                         -0-


All of the underwriting commissions were based on sales of Class C shares of the Trust, which are no longer being offered by the Trust. None of the underwriting commissions listed above were retained by First Data Distributors, Provident Distributors or PFPC Distributors.

SERVICE AND DISTRIBUTION PLAN

As described in the Prospectus, the Trust has adopted, under Rule 12b-1 under the 1940 Act, a Service and Distribution Plan relating to its Investor Class shares (the "Service and Distribution Plan"). The Service and Distribution Plan permits the Trust to pay to the then current principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the then current principal underwriter of the Trust, fees for services rendered and expenses borne in connection with the provision of certain services. The Service and Distribution Plan provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares. The Service and Distribution Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the then current principal underwriter of the Trust in their periodic review of the Service and Distribution Plan, the fees are payable to compensate such underwriter for services rendered even if the amount paid exceeds such underwriter's expenses.

The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act). Any change in the Service and Distribution Plan that would materially increase the cost to the Investor Class shares of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class shareholders of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to the Service and Distribution Plan require a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

The Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

For the Trust's fiscal year ended August 31, 2002, the following Funds paid PFPC Distributors the following amounts under the Service and Distribution Plan:


                                                                       AGGREGATE AMOUNT PAID DURING FISCAL
                  FUND                                                       YEAR ENDED AUGUST 31, 2002
                  ----                                                 -----------------------------------

         Behavioral Growth Fund                                                           $26,360
         REIT Fund*                                                                       $   141
         Small Cap Value Fund                                                             $69,984
         Behavioral Value Fund                                                              -0-**
         Small Cap Growth Fund                                                              -0-**

*   On September 21, 2001, the REIT Fund ceased offering Investor Class shares.

** The Fund had not commenced investment operations of its Investor Class shares as of August 31, 2002.


The Trustees of the Trust believe that the Service and Distribution Plan will provide benefits to each Fund with Investor Class shares. The Trustees of the Trust believe that the Service and Distribution Plan is likely to result in greater sales and/or fewer redemptions of the Trust's Investor Class shares, and thus higher asset levels in the Funds with Investor Class shares, although it is impossible to know for certain the level of sales and redemptions of the Trust's Investor Class shares that would occur in the absence of the Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds with Investor Class shares by reducing Fund expense ratios and/or by affording greater investment flexibility to such Funds.

ADDITIONAL ARRANGEMENTS

CUSTODIAL ARRANGEMENTS. The Bank of New York, One Wall Street, New York, New York 10286, is the custodian for each Fund. The custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, the custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The custodian also maintains certain accounts and records of the Funds.

INDEPENDENT AUDITORS. The Trust's independent auditors are Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281. Deloitte & Touche LLP conducts annual audits of the Funds' financial statements and consults with the Funds as to matters of accounting and federal and state income taxation.

TRANSFER AND DIVIDEND PAYING AGENT. PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, is the transfer and dividend paying agent of the Funds.

CODE OF ETHICS

The Trust, Undiscovered Managers, the sub-advisers of the Funds and PFPC Distributors have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. Each sub-adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each sub-adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A sub-adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the sub-adviser's expenses. Such services may be used by a sub-adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

A sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The sub-adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the sub-adviser's overall responsibilities to the Fund and its other clients. The sub-adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.




Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each sub-adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

During the fiscal years ended August 31, 2000, August 31, 2001 and August 31, 2002, the Trust paid, on behalf of the following Funds, the aggregate amount of commissions set forth below:



                                                                  COMMISSIONS
                                                              ---------------------
                                       FOR FISCAL YEAR           FOR FISCAL YEAR              FOR FISCAL YEAR
         FUND                       ENDED AUGUST 31, 2000     ENDED AUGUST 31, 2001       ENDED AUGUST 31, 2002
         ----                       ---------------------     ---------------------       ---------------------
Behavioral Growth Fund                     $497,011                  $527,458                     $319,063
Behavioral Value Fund                      $ 82,785                  $112,092                     $134,945
Special Small Cap Fund                     $ 63,790                  $ 17,639                     $ 21,822
REIT Fund                                  $141,621                  $126,561                     $219,856
Small Cap Value Fund                       $106,063                  $227,674                     $302,902
Mid Cap Value Fund                         $ 18,901                  $  9,306                     $ 10,011
Small Cap Growth Fund                          -0-*                  $ 51,221                     $489,768
Merger &  Acquisition Fund                     -0-*                  $  2,020                     $  1,545


-------------------
* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.

For each Fund that paid an aggregate dollar amount of commissions during the fiscal year ended August 31, 2002 that was materially different from the aggregate dollar amount of commissions paid by the Fund during the fiscal years ended August 31, 2000 and August 31, 2001, the principal reason for such difference was a change in the asset levels of the Fund.

During the fiscal year ended August 31, 2002, the sub-advisers to each of the following Funds directed brokerage transactions, in such aggregate amounts and for such aggregate commissions as are set forth below, for the purpose of obtaining research services:



                                                       BROKERAGE                    RELATED
         FUND                                         TRANSACTIONS                 COMMISSIONS
         ----                                         ------------                 -----------

Behavioral Growth Fund                                 $114,245,294                  $182,282
Behavioral Value Fund                                  $ 15,244,842                  $ 54,798
Special Small Cap Fund                                 $  6,336,606                  $ 18,367
REIT Fund                                              $105,041,646                  $132,639
Small Cap Value Fund                                   $  2,592,784                  $  5,454
Mid Cap Value Fund                                     $  1,459,791                  $  2,360
Small Cap Growth Fund                                  $  5,716,477                  $ 13,724
Merger & Acquisition Fund                              $      9,534                  $     27



During the fiscal year-ended August 31, 2002, the Small Cap Growth Fund purchased securities of Morgan Keegan and Friedman Billings Ramsey Group, Inc., firms that are regularly used for the Fund's trading. As of August 31, 2002, the Fund no longer held securities of Morgan Keegan and held securities of Friedman Billings Ramsey Group, Inc. in the amount of $397,664.


                            DESCRIPTION OF THE TRUST

As stated previously, the Trust was organized as a Massachusetts business trust by the Declaration of Trust dated September 29, 1997. The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust (a "series"). The Trust currently has ten series, which are the Funds. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Shares are freely transferable, are not convertible and may be redeemed in accordance with the terms and provisions in the Prospectus. The Declaration of Trust permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

Currently, the Funds offer the following classes of shares:



FUND                                         INSTITUTIONAL CLASS           INVESTOR CLASS
----                                         -------------------           --------------

Behavioral Growth Fund                               X                           X
Behavioral Value Fund                                X                           X
Special Small Cap Fund                               X
REIT Fund                                            X
Small Cap Value Fund                                 X                           X
Mid Cap Value Fund                                   X
Small Cap Growth Fund                                X                           X
Merger & Acquisition Fund                            X


In general, expenses of each Fund are borne by all the shares in such Fund, regardless of class, on a pro rata basis relative to the net assets of each class. Fees under a 12b-1 plan with respect to a Fund, if any, however, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class-specific shareholder services fees) may be allocated solely to that class.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by 10 shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees relating to the Fund. The Declaration of Trust provides for indemnification out of assets of a Fund or assets attributable to the particular class of a Fund for all loss and expense of any shareholder held personally liable for the obligations of such Fund or such class. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person is found after final adjudication in an action, suit or proceeding not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

HOW TO BUY SHARES

Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of any class of shares of any Fund by submitting a completed application form and payment to:

         Undiscovered Managers Funds
         4400 Computer Drive
         P.O. Box 5181
         Westborough, MA 01581-5181


The procedures for purchasing shares of any class of any Fund are summarized in "Your Investment -- Buying Shares" in the Prospectus. The Prospectus also explains total offering price of the relevant class of shares and any applicable 12b-1 fee.

As described in the Prospectus, shares of any Fund may be purchased by exchanging securities on deposit with a custodian acceptable to Undiscovered Managers. Such a purchase is subject in each case to the determination by Undiscovered Managers that the securities to be exchanged are acceptable for purchase by the Fund. In all cases, Undiscovered Managers reserves the right to reject any securities that are proposed for exchange. Securities accepted by Undiscovered Managers in exchange for Fund shares will be valued in the same manner as the Fund's assets as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, a long- or short-term capital gain or loss for federal income tax purposes would be realized by an investor that is subject to federal income taxation upon the exchange of securities by the investor, depending upon the investor's basis in the securities tendered and how long the investor held the securities tendered. See "Income Dividends, Capital Gain Distributions and Tax Status" below for a discussion of tax considerations relating to the sale or exchange of securities.


Undiscovered Managers will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Undiscovered Managers and the applicable sub-adviser in their discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by an exchange of securities.

OFFERING PRICE

The public offering price of a class of shares of a Fund is the net asset value of such class. On each purchase of shares, the net asset value is invested in the applicable Fund. Shares are purchased at the public offering price next determined after PFPC Inc. or another agent or sub-agent of the Fund receives the investor's order in proper form. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form before the close of regular trading on the New York Stock Exchange (the "NYSE"), the investor will pay or receive that day's net asset value. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form after the close of regular trading on the NYSE, the investor will pay or receive the next day's net asset value.

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by PFPC Inc. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year PFPC Inc. will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information. The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLAN


A Systematic Withdrawal Plan, referred to in the Prospectus under "Your Investment -- General Shareholder Services," provides for monthly, quarterly, semiannual or annual withdrawal payments of $1,000 or more from the account of a shareholder provided that the account has a value of at least $25,000 at the time the plan is established.


Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the NYSE on the record date for the dividend or distribution.

Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Additional Purchase and Redemption Information -- Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE


Shareholders may redeem their shares of any Fund and have the proceeds applied on the same day to purchase the same class of shares of any other Fund. The value of shares exchanged must be at least $1,000, and all exchanges are subject to the minimum investment requirement of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Your Investment -- General Shareholder Services."


Exchanges may be effected by (1) making a telephone request by calling 1-800-667-1224, provided that a special authorization form is on file with PFPC Inc., or (2) sending a written exchange request to PFPC Inc. accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice.

An exchange constitutes a sale of the shares for federal income tax purposes on which the investor that is subject to federal income taxation may realize a long- or short-term capital gain or loss, depending upon the investor's basis in the shares tendered and how long the investor held the shares tendered. See "Income Dividends, Capital Gain Distributions and Tax Status" below for a discussion of tax considerations relating to the exchange of shares.


IRAS

Under "Your Investment -- General Shareholder Services," the Prospectus refers to IRAs established under a prototype plan made available by the Trust's distributor. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust's distributor.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

REDEMPTIONS

The procedures for redemption of shares of any class of any Fund are summarized in the Prospectus under "Your Investment -- Selling Shares." Except as noted below, signatures on redemption requests must be guaranteed by a medallion signature guarantor. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a medallion signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to PFPC Inc., the Funds' transfer agent, at 1-800-667-1224. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by PFPC Inc. prior to the close of regular trading on the NYSE on a day when the NYSE is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by PFPC Inc. and a new request will be necessary.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from PFPC Inc. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to PFPC Inc. a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, PFPC Inc., the Trust's distributor, Undiscovered Managers and the sub-advisers are not responsible for the authenticity of withdrawal instructions received by telephone. In the event that reasonable procedures are not followed in the verification of withdrawal instructions, the foregoing parties may be liable for any losses due to unauthorized instructions.

The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by PFPC Inc. or an approved broker-dealer or its authorized designee in proper form. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.


Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.


A redemption constitutes a sale of the shares for federal income tax purposes on which the investor that is subject to federal income taxation may realize a long- or short-term capital gain or loss, depending upon the investor's basis in the shares redeemed and how long the investor held the shares redeemed. See "Income Dividends, Capital Gain Distributions and Tax Status" below for a discussion of tax considerations relating to the sale or redemption of shares.



                                 NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the NYSE, on each Business Day. A "Business Day" is any day the NYSE is open for regular business. Currently the NYSE is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuations of securities purchased by the Funds are supplied by independent pricing services used by PFPC Inc., as sub-administrator. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the NYSE. If events materially affecting the value of any Fund's portfolio securities of non-U.S. issuers occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Board of Trustees.

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

TAXATION OF THE FUNDS

As described in the Prospectus under "Dividends, Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to PFPC Inc. In order for a change to be in effect for any dividend or distribution, it must be received by PFPC Inc. on or before the record date for such dividend or distribution.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code and to qualify for the special tax treatment accorded regulated investment companies and their shareholders. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each quarter maintain at least 50% of the value of its total assets in cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If it qualifies for treatment as a regulated investment company that is accorded special tax treatment for any taxable year, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If the Fund does not qualify for taxation as a regulated investment company that is accorded special tax treatment for any taxable year, the Fund will be subject to federal income taxes on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain, will also be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.


An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is an amount at least equal to the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

FUND DISTRIBUTIONS


Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Non tax-exempt shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains (that is, net gains from capital assets held for not more than one year), if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in a Fund.


RETURN OF CAPITAL DISTRIBUTIONS

If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's basis in his/her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his/her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his/her shares.

CAPITAL LOSS CARRYOVER

A Fund's capital losses in excess of capital gains in any year will be carried forward and available in the next several years to reduce capital gains otherwise distributable (and taxable) to shareholders. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements incorporated by reference into this SAI.

SALE, REDEMPTION OR EXCHANGE OF FUND SHARES

In general, sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. If shares have been held for one year or less, the gain or loss on the sale, redemption or exchange of such shares will be treated as short-term capital gain or loss. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.


In general, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed to the extent the shareholder acquired other shares of the same

Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

FOREIGN SECURITIES

If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, such Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of such foreign taxes paid by the Fund would be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may be able to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes by an electing Fund may be subject to certain limitations imposed by the Code (including a holding period requirement), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their U.S. income tax returns may claim a credit (but no deduction) for such foreign taxes.

Although dividends and certain interest income earned by the Merger & Acquisition Fund from foreign securities may be subject to foreign withholding taxes or other taxes, the Fund does not expect to be eligible to make the above election in any taxable year.

Investment by the Merger & Acquisition Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charges on distributions received from the company or on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." The mark-to-market and qualified electing fund elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement.

A "passive foreign investment company" is any foreign corporation (i) 75% or more of the gross income of which for the taxable year is passive income or (ii) at least 50% of the assets of which (generally by value, but by adjusted tax basis in certain cases), on average, produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

BACK UP WITHHOLDING

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the proceeds of share sales, redemptions, or exchanges and the taxable dividends and other distributions paid to any individual shareholder who provides an incorrect or no taxpayer identification number (TIN), or who has under-reported income in the past, or who fails to certify to the applicable Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and foreign taxes.


The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty) and the possibility of qualifying for an exemption from the backup withholding tax.





                           CALCULATION OF TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent]= ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The ending redeemable value is also determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant fund. Quotations of total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate total return may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return of the Institutional Class shares and Investor Class shares of each Fund for the time periods listed below, each ending on August 31, 2002:

                               INSTITUTIONAL CLASS



                                           ONE YEAR          SINCE INCEPTION           INCEPTION DATE
                                           --------          ---------------           --------------

Behavioral Growth Fund                       (15.62)%              0.71%                  12/31/97
Behavioral Value Fund                        (16.16)%             11.15%                  12/28/98
Special Small Cap Fund                        (5.77)%              4.46%                  12/30/97
REIT Fund                                       9.27%              7.62%                  01/01/98
Small Cap Value Fund                          (1.40)%              9.02%                  12/30/97
Mid Cap Value Fund                            (3.17)%              3.17%                  12/31/97
Small Cap Growth Fund                        (29.50)%           (31.35)%                  10/02/00
Merger & Acquisition Fund                     (3.36)%              1.98%                  10/02/00


                                 INVESTOR CLASS

                                           ONE YEAR          SINCE INCEPTION           INCEPTION DATE
                                           --------          ---------------           --------------
Behavioral Growth Fund                       (15.71)%            (3.43)%                  07/31/98
Behavioral Value Fund                            --                 --                           *
Small Cap Value Fund                          (1.76)%              8.06%                  07/31/98
Small Cap Growth Fund                            --                 --                           *

----------
* As of the date of this Statement of Additional Information, the Fund has not commenced investment operations of its Investor Class shares.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent] = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distribution), n = the number of years, and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions but not after taxes on redemption. Except as noted below, all after-tax total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.

The calculations below reflect the taxable amount and tax character of each distribution by a Fund as specified by the Fund on each dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact a distribution would have on an individual taxpayer on the reinvestment date. For example, it is assumed that no taxes are due on the portion of any distribution that would not result in federal income tax on an individual. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Calculations reflect taxes due using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The calculations below include all recurring fees charged to all shareholder accounts. For any fees that vary with the size of the account, an account size equal to the Fund's mean (or median) account size is assumed. It is assumed that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares are reflected as appropriate.

The ending redeemable value is determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant Fund. It is assumed that such a redemption has no tax consequences. Quotations of after-tax total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate after-tax total return for periods of more than one year may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total after-tax return information for that period that is unannualized. Any such information would be accompanied by standardized total after-tax return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return (after taxes on distributions) of the Institutional Class shares and Investor Class shares of each Fund for the time periods listed below, each ending on August 31, 2002:

                               INSTITUTIONAL CLASS


                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------
Behavioral Growth Fund                       (15.62)%              0.47%                  12/31/97
Behavioral Value Fund                        (16.38)%             10.56%                  12/28/98
Special Small Cap Fund                        (6.27)%              4.03%                  12/30/97
REIT Fund                                       7.96%              6.40%                  01/01/98
Small Cap Value Fund                          (2.43)%              8.36%                  12/30/97
Mid Cap Value Fund                            (4.10)%              1.99%                  12/31/97
Small Cap Growth Fund                        (29.59)%           (31.40)%                  10/02/00
Merger & Acquisition Fund                     (5.72)%              0.63%                  10/02/00


                                 INVESTOR CLASS

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------

Behavioral Growth Fund                       (15.71)%            (3.70)%                 07/31/98
Behavioral Value Fund                            --                 --                          *
Small Cap Value Fund                          (2.80)%              7.32%                 07/31/98
Small Cap Growth Fund                            --                 --                          *

----------
* As of the date of this Statement of Additional Information, the Fund has not commenced investment operations of its Investor Class shares.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

Quotations of average annual total return (after taxes on distributions and redemptions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent] = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions and redemption. Except as noted below, all after-tax total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.

The calculations below reflect the taxable amount and tax character of each distribution by a Fund as specified by the Fund on each dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact a distribution would have on an individual taxpayer on the reinvestment date. For example, it is assumed that no taxes are due on the portion of any distribution that would not result in federal income tax on an individual. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Calculations reflect taxes due using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The calculations below include all recurring fees charged to all shareholder accounts. For any fees that vary with the size of the account, an account size equal to the Fund's mean (or median) account size is assumed. It is assumed that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares are reflected as appropriate.

The ending redeemable value is determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant Fund. It is assumed that such a redemption has no tax consequences.

Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified above). The basis of shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions, as well as the amount and character of capital gain or loss upon redemption, are tracked separately. In determining the basis for a reinvested distribution, the distribution net of taxes assumed paid from the distribution is included, but is not net of any sales loads imposed upon reinvestment. The tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that apply to an individual taxpayer as permitted by applicable federal tax law. The tax character of a distribution is determined by the length of the measurement period in the case of the $1,000 initial investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date an in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law is used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as to determine the tax character of any resulting gains or losses. For the purposes of these calculations, it is assumed that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Quotations of after-tax total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate after-tax total return for periods of more than one year may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total after-tax return information for that period that is unannualized. Any such information would be accompanied by standardized total after-tax return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return (after taxes on distributions and redemption) of the Institutional Class shares and Investor Class shares of each Fund for the time periods listed below, each ending on August 31, 2002:

                               INSTITUTIONAL CLASS

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------

Behavioral Growth Fund                        (9.59)%              0.68%                  12/31/97
Behavioral Value Fund                         (9.66)%              8.89%                  12/28/98
Special Small Cap Fund                        (3.04)%              3.58%                  12/30/97
REIT Fund                                       5.68%              5.51%                  01/01/98
Small Cap Value Fund                          (0.82)%              7.16%                  12/30/97
Mid Cap Value Fund                            (1.46)%              2.02%                  12/31/97
Small Cap Growth Fund                        (18.09)%           (24.13)%                  10/02/00
Merger & Acquisition Fund                     (2.05)%              0.95%                  10/02/00

                                 INVESTOR CLASS

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------

Behavioral Growth Fund                        (9.65)%            (2.59)%                  07/31/98
Behavioral Value Fund                            --                 --                           *
Small Cap Value Fund                          (1.04)%              6.30%                  07/31/98
Small Cap Growth Fund                            --                 --                           *

----------

* As of the date of this Statement of Additional Information, the Fund has not commenced investment operations of its Investor Class shares.

                             PERFORMANCE COMPARISONS

TOTAL RETURN. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time also include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Wiesenberger's Management Results.

LIPPER ANALYTICAL SERVICES, INC. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. The rankings do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MICROPAL, INC. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

CDA/WIESENBERGER'S MANAGEMENT RESULTS ("Wiesenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

As is discussed in greater detail below, performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the NYSE.

MORGAN STANLEY REIT INDEX. The Morgan Stanley REIT Index is a market capitalization weighted total return index of 129 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price.





NAREIT EQUITY INDEX. The NAREIT Equity Index consists of all tax-qualified equity REITs listed on the NYSE, American Stock Exchange and NASDAQ National Market System.




RUSSELL MIDCAP VALUE INDEX. The Russell Midcap Value Index is comprised of those companies within the 800 smallest of the 1000 largest U.S.-domiciled companies, with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000 INDEX. The Russell 1000 Index is comprised of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.




RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2000 VALUE INDEX. The Russell 2000 Value Index is comprised of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.




RUSSELL 2500 GROWTH INDEX. The Russell 2500 Growth Index is comprised of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies with higher price-to-book ratios and higher forecasted growth values.




STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE. The S&P 500 is the most common index for the overall U.S. stock market.





Performance information about the Funds will be provided in the Funds' annual reports to shareholders, which will be available upon request and without charge. In addition, from time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, the performance of the Funds may be compared in some or all of these publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Such publications may also publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the sub-advisers who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                              FINANCIAL STATEMENTS


The Trust's audited financial statements and accompanying notes for the fiscal year ended August 31, 2002, included in the Trust's Annual Report to Shareholders and the report of Deloitte & Touche LLP, independent auditors, appearing in such Annual Report, are hereby incorporated by reference in this SAI and are so incorporated by reference in reliance upon the authority of Deloitte & Touche LLP as experts in accounting and auditing. A copy of the Trust's Annual Report to Shareholders is available without charge upon request from Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201 or by calling toll free 1-888-242-3514.

                                   APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                           Financial Planning on Wall Street
Adam Smith's Money World                     Financial Research Corp.
America On Line                              Financial Services Week
Anchorage Daily News                         Financial World
Atlanta Journal-Constitution                 Fitch Insights
Arizona Republic                             Forbes
Austin American Statesman                    Fort Lauderdale Sun Sentinel
Baltimore Sun                                Fort Worth Star-Telegram
Bank Investment Marketing                    Fortune
Barron's                                     Fox Network and affiliates
Bergen County Record (NJ)                    Fund Action
Bloomberg Business News                      Fund Decoder
Bloomberg Wealth Manager                     Global Finance
Bond Buyer                                   (The) Guarantor
Boston Business Journal                      Hartford Courant
Boston Globe                                 Houston Chronicle
Boston Herald                                INC
Broker World                                 Indianapolis Star
Business Radio Network                       Individual Investor
Business Week                                Institutional Investor
CBS and affiliates                           International Herald Tribune
CDA Investment Technologies                  Internet
CFO                                          Investment Advisor
Changing Times                               Investment Company Institute
Chicago Sun Times                            Investment Dealers Digest
Chicago Tribune                              Investment Profiles
Christian Science Monitor                    Investment Vision
Christian Science Monitor News Service       Investor's Business Daily
Cincinnati Enquirer                          IRA Reporter
Cincinnati Post                              Journal of Commerce
CNBC                                         Kansas City Star
CNN                                          KCMO (Kansas City)
Columbus Dispatch                            KOA-AM (Denver)
CompuServe                                   LA Times
Dallas Business Journal                      Leckey, Andrew (syndicated column)
Dallas Morning News                          Lear's
Denver Post                                  Life Association News
Des Moines Register                          Lifetime Channel
Detroit Free Press                           Miami Herald
Donoghues Money Fund Report                  Milwaukee Sentinel
Dorman, Dan (syndicated column)              Money Magazine
Dow Jones News Service                       Money Maker
Economist                                    Money Management Letter
FACS of the Week                             Morningstar
Fee Adviser                                  Mutual Fund Market News
Financial News Network                       Mutual Funds Magazine
Financial Planning                           National Public Radio

National Underwriter                         Wall Street Letter
NBC and affiliates                           Wall Street Week
New England Business                         Washington Post
New England Cable News                       WBZ
New Orleans Times-Picayune                   WBZ-TV
New York Daily News                          WCVB-TV
New York Times                               WEEI
Newark Star Ledger                           WHDH
Newsday                                      Worcester Telegram
Newsweek                                     World Wide Web
Nightly Business Report                      Worth Magazine
Orange County Register                       WRKO
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury News
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

Undiscovered Managers Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

o Undiscovered Managers Funds' participation in wrap fee and no transaction fee programs

o Characteristics of the various sub-advisers, including the locations of offices, investment practices and clients

o Specific and general investment philosophies, strategies, processes and techniques

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o        Industry conferences at which the various sub-advisers participate

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

o        Current and historical statistics relating to:

         --  total dollar amount of assets managed

         --  Undiscovered Managers Funds' assets managed in total and by series

         --  the growth of assets

         --  asset types managed

References may be included in Undiscovered Managers Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Trust's series. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Undiscovered Managers Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Trust's series as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.

                             UNDISCOVERED MANAGERS
                                  ANNUAL REPORT

UNDISCOVERED MANAGERS
ANNUAL REPORT

--------------------------------------------------------------------------------
August 31, 2002

                                         [PHOTO]


                                         Undiscovered Managers
                                         BEHAVIORAL GROWTH FUND

                                         Undiscovered Managers
                                         BEHAVIORAL VALUE FUND

                                         Undiscovered Managers
                                         REIT FUND

                                         Undiscovered Managers
                                         SPECIAL SMALL CAP FUND

                                         Undiscovered Managers
                                         SMALL CAP VALUE FUND

                                         Undiscovered Managers
                                         MID CAP VALUE FUND

                                         UM MERGER & ACQUISITION FUND

                                         UM SMALL CAP GROWTH FUND

                                         UM INTERNATIONAL SMALL CAP EQUITY FUND

                                         UM INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER
Undiscovered Managers, LLC
700 North Pearl Street, Suite 1625
Dallas, Texas 75201

DISTRIBUTOR
PFPC Distributors Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286



The report and the financial statements contained herein are submitted for the general information of the shareholders of Undiscovered Managers Funds. The report is not authorized for distribution to prospective investors in Undiscovered Managers Funds unless preceded or accompanied by the current prospectus.

Welcome to our fifth annual report. We appreciate your continued support through this period of unprecedented market upheaval. We believe strongly that your continued support in Undiscovered Managers Funds (the "Funds") is due in no small part to our managers' strict adherence to their disciplined investment processes.

This report includes financial statements for the Funds during the past year and includes a list of the securities owned in each of the Funds' portfolios as of August 31, 2002. You will also find commentaries on the Funds by each of their respective sub-advisers, as well as an opinion from the Funds' auditors, Deloitte & Touche LLP.

Thank you again for your continued interest and participation. If you have any questions about this report or about the Funds, please do not hesitate to call us at (888) 242-3514.

Sincerely,

/s/ MARK P. HURLEY

Mark P. Hurley

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.


             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                  BEHAVIORAL GROWTH          RUSSELL 2500
                                                        FUND                 GROWTH INDEX
                                                  -----------------          ------------
                                                                  ONE YEAR
Institutional Class                                    (15.62)%                (24.77)%
Investor Class                                         (15.71)%                (24.77)%
                                                                SINCE INCEPTION
Institutional Class (Inception date: 12/31/97)           0.71%                  (3.19)%
Investor Class (Inception date: 7/31/98)                (3.43)%                 (3.93)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2500 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


2 UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Growth Fund performed well in the fiscal year ending August 31, 2002, returning -15.62%. The Fund out-performed during the year relative to its benchmark, the Russell 2500 Growth Index, which returned -24.77%. Strength came from retailing, health care and durables. Technology and commercial services were areas of disappointing performance.

BEST PERFORMERS

MICHAELS STORES - This retailer of arts and crafts and home furnishings was the largest contributor to the portfolio in the last year. Higher margins, solid comparable store sales and better inventory management have lead to strong earnings growth.

VARIAN MEDICAL SYSTEMS - This supplier of integrated cancer-care systems has been an outstanding performer in the last year. The company is benefiting from new product introductions and strong demand from both domestic and international markets.

TRIGON HEALTHCARE - This managed healthcare company was acquired by Anthem Inc. As of August 31, 2002, the Fund no longer held this security.

POOR PERFORMERS

ROXIO CORP. - This producer of digital media software produced a large earnings disappointment for the company's calendar year second quarter. The Fund sold its position in this security.

SICOR - A specialty pharmaceutical company that develops, manufactures and markets multi-source injectable pharmaceuticals continues to produce earnings growth but has been a poor stock performer in the past 12 months. Competitive concerns and a general market dislike of pharmaceutical companies have lead to this poor performance. The Fund still holds this security.

PRECISION CASTPARTS - This manufacturer of metal components and products was sold after the company guided earnings and sales lower following the September 11 tragedy. The Fund has sold this position.


                                                   UNDISCOVERED MANAGERS FUNDS 3

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                  BEHAVIORAL VALUE    RUSSELL 2000
                                                        FUND          VALUE INDEX
                                                  ----------------    ------------
                                                                ONE YEAR
Institutional Class                                     (16.16)%        (5.60)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 12/28/98)           11.15%          7.34%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.



4     UNDISCOVERED MANAGERS FUNDS

Over the fiscal year ended August 31, 2002, the Fund underperformed the index, with a return of -16.16% vs -5.60% for the Russell 2000 Value Index. The longer term performance continues to be well ahead of the benchmark, with annualized returns since we began managing the Fund three and three-quarter years ago of 11.15% vs 7.34% for the Russell 2000 Value Index.

In general, this year was a good one on a relative basis for value stocks, and particularly for small cap value stocks. The Fund was penalized for its lower concentration in financial stocks relative to its benchmark, and relatively higher exposure to economically sensitive sectors such as retail and electronic technology.

We believe the strategy will identify and capitalize on situations where the market is overlooking strong signs of improving operating performance.

PURCHASES

ARTHROCARE, a medical products manufacturer for both the arthroscopy and ear, nose, and throat surgery markets, was bought because of its successful efforts to reduce manufacturing costs and develop new higher margin products scheduled for introduction later this year. Both these efforts should enable gross margins to expand while also accelerating sales growth through 2003. The CEO, CFO, and one director all purchased stock recently, and the company also has been actively buying back stock on the open market.

TWEETER HOME ENTERTAINMENT, a high-end retailer of audio and video consumer electronics, was bought because of its successful cost reduction efforts combined with the sales growth opportunity the company sees from increased demand for flat panel televisions. The CEO, CFO, and one director all have purchased stock recently on the open market.

CITY HOLDING COMPANY, a retail bank based in West Virginia, was bought as a result of its successful efforts to improve the credit quality of its loan portfolio and hence improve profitability through the implementation of a disciplined centralized loan review program and the disposal of poor quality loans from its balance sheet. The CEO, CFO, and three VPs have all purchased stock on the open market recently.

SABA SOFTWARE, a provider of corporate training software, was bought as a result of its efforts to reduce costs and restructure its management team and sales force to stimulate sales growth. The CEO has purchased approximately $1m of stock on the open market over the past several months.

SALES

SALEM COMMUNICATIONS, a radio broadcaster focusing on religious and family issues, was sold because it had reached a premium valuation relative to its history and peer group as measured on market-cap to free cash flow and enterprise value to EBITDA metrics. This premium valuation held true even using optimistic assumptions about the maturation of its early stage radio properties.

CAREMARK RX, a provider of pharmacy benefit management (PBM) services to corporations, HMOs, and employee groups, was sold as it had reached a premium valuation relative to its historical ranges at the same time that sales of stock by officers and directors was accelerating.


                                                   UNDISCOVERED MANAGERS FUNDS 5

UNDISCOVERED MANAGERS REIT FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                              REIT FUND         MORGAN STANLEY REIT INDEX
                                              ---------         -------------------------
                                                            ONE YEAR
Institutional Class                             9.27%                      8.15%
                                                        SINCE INCEPTION
Institutional Class (Inception date: 1/1/98)    7.62%                      4.32%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Morgan Stanley REIT Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


6 UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers REIT fund delivered a total return of 9.27% during the fiscal year ended August 31, 2002. This exceeded the 8.15% total return of the Fund's benchmark, the Morgan Stanley REIT index. The portfolio, as well as the entire REIT industry, benefited from a trend, beginning in early 2000, that favored investments believed to offer stable and predictable cash flows, lower risks, easy-to-understand business models and high current dividend yields. REIT stocks, we believe, satisfy all those requirements.

And yet the trend benefiting investments in REIT organizations may also be based on a longer-term consideration: Diversification. In the latter part of the 1990s, many investors believed that portfolio diversification was unnecessary and even foolish; they invested only in growth stocks. Today these investors are beginning to understand the risks, as well as the rewards, of investing in such equities, and are becoming much more aware of the benefits of owning multiple asset classes, which should help to smooth the performance of investment portfolios. A recent study issued by Ibbotson Associates concluded that, on the basis of REIT stocks' historical total returns and low correlations with other asset classes, investing in these equities as part of a diversified portfolio would tend to both reduce risk and increase returns. To the extent that investors become convinced that a diversified portfolio is beneficial, the increased interest in REIT equities witnessed during the last few years could be a sustainable trend.

Interestingly enough, this trend is occurring against a backdrop of weak real estate fundamentals during the past 18 months. The 2001 recession is now apparently "over," but job growth remains anemic, business spending has been curtailed dramatically and the consumer, while relatively healthy, remains cautious. Under these difficult conditions, it has not been easy for real estate owners (including, of course, REITs) to lease vacant space. Office and apartment owners have been particularly hard-hit, as occupancy and rental rates have been falling for a number of quarters. While there is some evidence that market conditions are stabilizing (along with the labor markets), there has traditionally been a lag between economic recovery and improving real estate markets. Thus we expect that most real estate markets will remain weak for at least another 12 months.

These conditions have led to flat growth in REITs' cash flows. We expect that cash flows will grow by only 1-2% in 2002, and rebound only modestly next year. However, in most real estate sectors new supply has been cut back, and this should lead to much better supply/demand conditions in the latter part of next year. Meanwhile, interest rates remain very low, and the broader equities market continues to struggle. These factors have tended to support commercial real estate valuations, and may serve to keep REIT stocks attractive for many institutional and individual investors (particularly given their high dividend yields and relatively stable cash flows) despite continued softness in most real estate sectors and markets.

The Fund's relatively good performance during these difficult stock market and economic conditions has reinforced our belief that investing in companies with the best management teams, asset portfolios and balance sheets, when available at attractive prices, is the best long-term strategy for conservative REIT investors. We will continue to focus on companies offering what we believe are reasonably good long-term earnings growth prospects with relatively low risk. The portfolio is presently underweighted as compared to its benchmark in the apartment and hotel sectors, given the low earnings growth visibility and higher risks there, and overweighted as compared to its benchmark in manufactured home communities (and slightly overweighted in retail). Selectivity is more important than ever during these market conditions.

Finally, we continue to try to keep portfolio turnover relatively low. Stable market conditions within the REIT industry have helped us accomplish this during the past 12 months, and we have made few major changes to the portfolio other than those resulting from the buyout of two portfolio investments (Charles Smith Residential and Storage USA). One significant new holding this past year has been Simon Property Group. Simon is the largest mall REIT, with an equity market cap of over $8 billion. Throughout most of the year, we have believed that the consumer would sustain a modest U.S. economic recovery. We also believe that mall owners, enjoying long-term leases, will continue to enjoy relatively stable cash flow growth, as well as low interest rates. Simon should continue to do well in such an environment.


                                                   UNDISCOVERED MANAGERS FUNDS 7

UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                    SPECIAL SMALL     RUSSELL 2000
                                                      CAP FUND           INDEX
                                                    -------------     ------------
                                                                ONE YEAR
Institutional Class                                     (5.77)%         (15.44)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 12/30/97)           4.46%           (0.63)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


8 UNDISCOVERED MANAGERS FUNDS

In an extremely difficult market environment, small capitalization value stocks continued their relatively strong performance in the fiscal year ended August 31, 2002. The Special Small Cap Fund lost (5.77%), roughly matching the return of the Russell 2000 Value Index, compared with losses of over 15% for the Russell 2000 Index and 18% for the S&P 500 Index. Our long-time focus on management integrity and earnings quality helped us avoid investing in companies that are having the accounting scandals that have plagued many companies in the past year.

A few of our stocks had some long, strange trips. Both Tenneco Automotive and U.S. Industries headed south on the interstate (I-35 and I-96, respectively). For those with more conventional perspective, these stocks bottomed at $1.35 and $1.96. During the past twelve months, Tenneco actually appreciated over 300% after dropping nearly 65%, leaving it with a 63% gain. U.S. Industries had only slightly less dramatic action, following a 50% drop with a 75% gain. We were just relieved not to find these companies below one dollar at fiscal yearend. While both of these companies had extremely over-leveraged positions, they were generating excess cash flow from operations during their worst periods, which is why we remained shareholders.

On the other side of the spectrum, one of our best performing stocks, Landstar System, actually made it into triple digits before recently splitting two for one. Landstar has been successful in developing a non-capital intensive freight transportation network, with most truck-ownership costs being borne by independent owners/entrepreneurs. This can also be viewed as an Internet success story, since Landstar makes heavy use of the Internet to match drivers with available freight.

We continue to invest in companies where interest of management and shareholders are closely aligned. Our investment approach focuses on risk minimization, even within the normally less volatile small capitalization value category. Consequently, we are hoping for less exciting times in the year ahead.

PURCHASES

ENPRO INDUSTRIES: This industrial manufacturer was spun-off from Goodrich in mid-2002, along with Goodrich's asbestos liability. Our analysis indicates that EnPro is being valued at much too severe a discount because of the uncertainty regarding asbestos litigation.

MACROVISION: This company provides encryption protection against piracy to software producers. The largest market is currently DVD entertainment software. Macrovision has declined over 75% from its high in 2000, and has recently enacted a buyback program.

SALES

MILACRON: Milacron's orders for machinery have remained depressed for an extended period, forcing the company to stop repurchasing shares as earnings dropped below the breakeven level. A newly negotiated credit line put financial restrictions on Milacron's cash flow.

REGIS CORP.: Regis acquired a chain of hair salons in a combination stock and cash transaction.


                                                   UNDISCOVERED MANAGERS FUNDS 9

UNDISCOVERED MANAGERS SMALL CAP VALUE FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                      SMALL CAP       RUSSELL 2000
                                                      VALUE FUND      VALUE INDEX
                                                      ----------      ------------
                                                               ONE YEAR
Institutional Class                                     (1.40)%         (5.60)%
Investor Class                                          (1.76)%         (5.60)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 12/30/97)           9.02%           3.84%
Investor Class (Inception date: 7/31/98)                 8.06%           4.44%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


10 UNDISCOVERED MANAGERS FUNDS

At this time last year it appeared that the U.S. economy was headed into a deep recession. However, despite the tremendous uncertainty and poor expectations for economic growth, the consumer continued to spend, which resulted in a less severe recession than was expected. Furthermore, thanks to Mr. Greenspan, interest rates remained low throughout the year driving interest margins higher for financial services firms. Mortgage rates also remained low during the year resulting in higher demand for housing thus creating a "wealth effect" for consumers. The "wealth effect" was realized through refinancing and large increases in the market value of homes, which enhanced the disposable income of consumers.

During the past year Undiscovered Managers Small Cap Value Fund outperformed its benchmark, the Russell 2000 Value Index, by approximately four percent. Due to the aforementioned characteristics of the economy, the best performing stocks of the year have been those with the most consistent earning power, primarily companies whose earnings benefit from lower interest rates and those that sell to the consumer as an end market. Our outperformance was the result of superior stock selection in the consumer, financial services and health care sectors.

Within the consumer durable sector, stocks such as Arvinmeritor, the auto parts manufacturer, and Lennar Homebuilders led the outperformance. Within the Financial Service sector, stocks such as Sovereign Bancorp and Webster Financial each returned over 40% during the year. Another name in the financial group was RenaissainceRe, an insurance stock that benefited from higher insurance rates after the 9/11 tragedy. Lastly, superior stock selection in the health care group drove high returns. Companies such as Oxford Health and Lincare Holdings outperformed the Fund's benchmark.


                                                  UNDISCOVERED MANAGERS FUNDS 11

UNDISCOVERED MANAGERS MID CAP VALUE FUND (FORMERLY "HIDDEN VALUE FUND")

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                        MID CAP VALUE           RUSSELL MIDCAP
                                                            FUND                  VALUE INDEX
                                                        -------------           --------------
                                                                      ONE YEAR
Institutional Class                                        (3.17)%                   (4.87)%
                                                                   SINCE INCEPTION
Institutional Class (Inception date: 12/31/97)              3.17%                     4.16%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell Midcap Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


12 UNDISCOVERED MANAGERS FUNDS

At this time last year it appeared that the U.S. economy was headed into a deep recession. However, despite the tremendous uncertainty and poor expectations for economic growth, the consumer continued to spend, which resulted in a less severe recession than was expected. Furthermore, thanks to Mr. Greenspan, interest rates remained low throughout the year driving interest margins higher for financial services firms. Mortgage rates also remained low during the year resulting in higher demand for housing thus creating a "wealth effect" for consumers. The "wealth effect" was realized through refinancing and large increases in the market value of homes, which enhanced the disposable income of consumers.

During the past year Undiscovered Managers Mid Cap Value Fund outperformed its benchmark, the Russell Midcap Value Index, by approximately 1.70%. Due to the aforementioned characteristics of the economy, the best performing stocks of the year have been those with the most consistent earning power, primarily companies whose earnings benefit from lower interest rates and those that sell to the consumer as an end market. Our outperformance was the result of superior stock selection in the consumer, financial services and health care sectors.

Within the consumer durable sector, stocks such as Lear, the auto parts manufacturer, and Maytag led the outperformance. Within the Financial Service sector, stocks such as Radian and Charter One Financial each returned over 25% during the year. ITT industries, an industrial conglomerate, performed extremely well during the year posting a return of 52%. Lastly, superior stock selection in the health care group drove high returns. Companies such as Oxford Health and Lincare Holdings outperformed the Fund's benchmark.

Along with the financial services, consumer durables and health care sectors, the industrial sector presented many attractive candidates for purchase due to low valuations and optimistic future earning power coming out of a recession. Accordingly, we recently bought SPX Corp, which is a diversified industrial company with over $4 billion in sales and an impressive track record of growth through synergistic acquisitions. Since 1995, when the current management came on board, the company has been transformed from a $1 billion auto parts manufacturer into a multi-industry powerhouse with almost $1 billion in operating cash flow. The company has over 40 disparate businesses with key end markets as diverse as construction, autos, storage networks, life sciences and food processing. While dramatically growing sales, the company has also expanded operating margins from 3.8% in 1995 to 12.1% currently. In May of 2001, the company made its best acquisition when it acquired United Dominion Industries. Cost savings and synergies from the integration will add dramatically to profits and allow SPX to report a 20% earnings gain this year despite difficult economic conditions. We purchased the stock at a very cheap 11.5 times 2002 earnings. SPX also has a reasonably strong balance sheet which allows it to use its $350 million in annual free cash flow for share repurchases and future accretive acquisitions.


                                                  UNDISCOVERED MANAGERS FUNDS 13

UM MERGER & ACQUISITION FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                        MERGER & ACQUISITION            S&P 500
                                                                FUND                     INDEX
                                                        --------------------            -------
                                                                            ONE YEAR
Institutional Class                                           (3.36)%                   (18.04)%
                                                                         SINCE INCEPTION
Institutional Class (Inception date: 10/2/00)                  1.98%                    (19.82)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The S&P 500 Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


14 UNDISCOVERED MANAGERS FUNDS

At this time last year it appeared that the U.S. economy was headed into a deep recession. However, despite the tremendous uncertainty and poor expectations for economic growth, the consumer continued to spend, which resulted in a less severe recession than was expected. Furthermore, thanks to Mr. Greenspan, interest rates remained low throughout the year driving interest margins higher for financial services firms. Mortgage rates also remained low during the year resulting in higher demand for housing thus creating a "wealth effect" for consumers. The "wealth effect" was realized through refinancing and large increases in the market value of homes, which enhanced the disposable income of consumers.

During the past year UM Merger & Acquisition Fund outperformed its benchmark, the S&P 500, by approximately 14.7 percent. The outperformance resulted from the fact that a significant proportion of the deals invested in were either straight cash transactions or included cash as part of the transaction. Therefore, the rate of return was independent of the broad stock market, which struggled over the past year. Furthermore, due to the aforementioned characteristics of the economy, the best performing stock deals of the year have been those that involved companies whose earnings benefit from lower interest rates and those that sell to the consumer as an end market, particularly in the housing market.

The following two deals we participated in during the year represent the themes discussed in the performance commentary above:

On November 20, 2001 Mohawk Industries, Inc. (MHK), the leading producer of woven and tufted broadloom carpet and rugs for residential and commercial applications, agreed to buy Dal-Tile International Inc. (DTL), the largest manufacturer, distributor and marketer of ceramic tile in the U.S. The deal made strategic sense given Dal-Tile's large exposure to large commercial contractors. Mohawk has predominately marketed to the residential segment; thus the merger would result in outstanding cross-selling opportunities. Under the terms of the deal, DTL stockholders were to receive 50% in cash and 50% in stock, comprised of $11.00 in cash and .2213 shares of MHK for each share of DTL. On December 12, 2001 the Fund purchased DTL for $22.39 a share. Given the consumer demand for housing and DTL's low valuation of 9x EV/EBITDA, we felt that, in the event that the deal dissolved, the downside risk of owning DTL was low. The deal closed on March 20, 2002 and we realized a Return on Invested Capital ("ROIC") of 7.85% for 100 days.

On September 6, 2001 UNB Corp. and BancFirst announced that they would combine both companies in a merger of equals, creating a premier Ohio-based financial services company. UNB Corp., which had assets in excess of $1 billion, is a full- service financial services organization with 21 retail Financial Centers serving clients in northeast Ohio offering a broad range of loan, deposit and trust products, and other financial services. BancFirst Ohio Corp. was a $1.5 billion bank holding company with 27 retail Financial Centers serving clients throughout central Ohio offering business lending, complete trust services and financial planning services. The merged company, named Unizan Financial Corp., has assets of $2.7 billion. The combined company will benefit from a larger footprint in Ohio in which BancFirst and UNB can sell their products, cost synergies and greater liquidity for their stock. This was a stock deal where the terms of the agreement called for BancFirst Ohio Corp. shareholders to receive, for each BancFirst Ohio Corp. share, 1.325 shares of UNB Corp. common stock. On September 6, 2001 we purchased UNB Corp. for $17.08 a share and the deal closed on March 11, 2002. On April 1, 2002 we sold the combined company, Unizan Financial, for $18.88, resulting in a ROIC of 10.53% for 207 days.


                                                  UNDISCOVERED MANAGERS FUNDS 15

UM SMALL CAP GROWTH FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                       SMALL CAP      RUSSELL 2000
                                                      GROWTH FUND     GROWTH INDEX
                                                      -----------     ------------
                                                                ONE YEAR
Institutional Class                                     (29.50)%        (26.02)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 10/2/00)           (31.35)%        (29.83)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


16 UNDISCOVERED MANAGERS FUNDS

UM Small Cap Growth Fund was down 29.50% over the period of 9/1/01 to 8/31/02, versus -26.02% for the Russell 2000 Growth Index. Security selection within each sector was strong throughout the period, though sector allocations have subtracted from performance year-to-date through July '02.

Underperformance from September 2001 through July 2002 and recent outperformance in August 2002 were largely a result of our increased emphasis on computer services, software and systems companies, biotechnology research and production companies, and emerging pharmaceutical companies. We increased our exposure in these areas during the latter part of the 3rd Quarter 2001 as the market responded to the September 11 tragedy. While this overweighting and strong security selection in these industry groups contributed significantly to our outperformance in 2001, an anemic economic recovery, extreme market pessimism and 1st Quarter 2002 profit taking have hampered performance thus far in 2002.

However, July and August 2002 may have marked a shift in market sentiment away from the strong value bias that has persisted for over two years. After dramatically outperforming small cap growth stocks since the market top in March 2000, small cap value stocks performed in line with their growth counterparts in July and August as the Russell 2000 Value Index returned -15.24% over the two month period versus -15.41% for the Russell 2000 Growth Index. This may foreshadow an end to the value bias in the market as investors begin to look for higher return opportunities from the growth side of the equation, particularly in high-growth sectors and industry groups. Growth stock valuations have suffered a severe contraction, both in absolute and relative terms, and now represent the most compelling opportunities in the stock market. Small cap growth stocks now trade at an average P/E ratio of 37 times earnings, down from a staggering 128 times earnings at June 30, 2000, while small cap value stocks trade at 30 times earnings compared with 13 times earnings 2 1/2 years ago. This parity in valuation reflects the extreme pessimism in the stock market and perhaps the best opportunity for growth investors in over five years.

Meanwhile, the economic recovery appears to be underway, yet not without interruption. GDP growth slowed unexpectedly to 1.1% in the 2nd Quarter 2002 after growing at an impressive 5% annualized rate in the 1st Quarter 2002, its highest growth rate since the 4th Quarter 1999. Earnings announcements, while mixed, have clearly improved over the past year, particularly for companies within the Fund's portfolio. While we expect the recovery to continue to progress slowly, and pessimism to remain fairly high through the end of the year, a low interest rate environment with low inflation, and stable wages will provide a solid foundation for continued economic growth. As the economy improves, the next eighteen months appear quite promising for small cap growth stocks with low relative valuations and low expectations.

Our increased emphasis on high-growth industry groups over the past three quarters has readied the Fund to take full advantage of a growing economy. We believe the best opportunities for growth are technology, biotech and emerging pharmaceuticals companies, where we expect accelerating sales of products and services to translate rapidly into stock price appreciation, particularly now that we are coming out of a value-biased investment environment. The Small Cap Growth portfolio accurately reflects our conviction that improving economic conditions and a growing economy will reward high-growth sectors and industry groups first and to a much greater degree than other areas of the market. However, as our clients and others familiar with Mazama, the Fund's sub-adviser, know, our portfolio construction process is driven by bottom-up security selection and not tactical allocation to individual sectors or industry groups. Our exposure in each sector and industry group reflects the degree to which we find compelling investment ideas that meet our selection criteria. With that, we are very encouraged by signs that our emphasis on high-growth technology and healthcare stocks is timely and will be rewarded.


                                                  UNDISCOVERED MANAGERS FUNDS 17

UM INTERNATIONAL SMALL CAP EQUITY FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in the benchmark securities indices. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided with respect to the Fund and the SSB World ex. US EMI Growth Index for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the indices for the period beginning on 1/1/99 through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                  INTERNATIONAL SMALL     MSCI EAFE SMALL CAP   SSB WORLD EX. US EMI
                                                    CAP EQUITY FUND             INDEX               GROWTH INDEX
                                                  -------------------     -------------------   --------------------
                                                                               ONE YEAR
Institutional Class                                     (27.26)%                (7.53)%              (11.67)%
With 1.00% redemption fee (1)                           (27.99)%                (7.53)%              (11.67)%
                                                                             SINCE INCEPTION
Institutional Class (Inception date: 12/30/98)*         (7.21)%                 (0.79)%               (6.53)%
With 1.00% redemption fee (1)                           (7.46)%                 (0.79)%               (6.53)%

(1)Includes 1.00% redemption fee for shares sold in less than one year.

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI EAFE Small Cap Index and SSB World ex. US EMI Growth Index are unmanaged indices. An individual cannot invest directly in any index. The Fund changed its benchmark from the MSCI EAFE Small Cap Index to the SSB World ex. US EMI Growth Index because it better represents the Fund's investment holdings.

*Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the indices for the period beginning on 1/1/99 through 8/31/02.

The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The indices' performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


18 UNDISCOVERED MANAGERS FUNDS

The fiscal year was characterized by two key events, the tragic events of September 11 and the fallout from the accounting woes of Enron, Tyco, et al. With these headlines, world equity markets performed poorly during the fiscal year ending August 31, 2002. In terms of absolute return, Far Eastern markets led the way with -15.13%, as measured by the MSCI Far East Index, while Europe was down -17.67%, as measured by the MSCI Europe Index. North America Index was down -19.53%, as measured by the MSCI North America Index. While the events of 9/11 did not in and of themselves have a long-term impact on market performance, the resulting War on Terror and the possible extension of that war into Iraq have worked to place the global recovery on hold, which has had a direct impact on the performance of world markets and the Fund. The effects of the accounting woes are not yet fully known and appear to have had a much longer lasting impact on world markets, as they point to more systemic problems, that may drag equity markets and individual companies for quite some time. These events, while not having a direct impact on foreign markets are having a spillover effect. European and Far Eastern companies, particularly in emerging markets, do not have the same kinds of accounting exposure as felt by US companies, but will certainly be impacted by the delay in the global recovery that these events have caused.

The Fund was hurt by a wide gap between the value and growth segments of the market, where value outperformed growth. Non-thematic segments of the market led the way while traditionally thematic oriented segments performed poorly. The Fund is underweighted in sectors with a high value bias, such as financials, materials and capital goods, which all performed well. As there is little thematic exposure in these sectors in the small cap area, we will continue to have an underweight in these sectors in the Fund's portfolio.

The Outsourcing & Productivity and Branding & Promotion themes contributed most to the Fund's underperformance. Outsourcing & Productivity, the Fund's most heavily weighted theme, was also the largest contributor to negative performance. SEZ Holding was the largest individual contributor to negative performance in the theme as well as the Fund overall. SEZ is highly correlated to the semiconductor industry as a supplier of equipment to semiconductor producers, and volatility in its stock price remains high given the tentativeness investors exhibit toward the current economic recovery. Teleplan International, which also performed poorly, has been penalized for poor communication to investors. The firm's stock price fell when one of its biggest competitors in France, A Novo, reduced its 2002 earnings forecast. Although Teleplan has actually maintained its earnings forecast, analysts have used the A Novo revision as an opportunity to adjust industry numbers downward, and Teleplan's stock price suffered from the market's negative response.

Outsourcing & Productivity continues to be the most important theme within the structure of the Fund and will remain so going forward. Market changes over the last decade have pushed larger companies to focus their business strategies on core competencies in order to build and maintain competitive advantage. This has given small cap companies the opportunity to compete by pursuing focused strategies as providers of support activities that larger companies disengage from as they concentrate resources in core businesses. Smaller companies, by creating economies of scale and pursuing a strategy with clear focus in one outsourced segment, have the opportunity to succeed by becoming big players in these areas. An important part of the Fund's stock selection is designed to capture this growth.

While no theme performed positively on an absolute basis, the no theme holdings and Deregulation were the best performing themes. William Hill, the UK gaming company recently added under the Deregulation theme helped performance, as did Mimasu. The top performing individual company was Nobel Biocare, the Swedish dental implant company, as it reported positive results and continues to experience strong growth and healthily margins.

Purchases

J.D. Wetherspoon (United Kingdom)
Theme: Branding & Promotion

JDW develops and operates public houses (pubs). The company owns and operates approximately 530 pubs


                                                  UNDISCOVERED MANAGERS FUNDS 19

(growing 15-20% a year) located in England and Ireland, with the majority of the pubs in London. Branding and Promotion is the primary driving theme behind JDW, as the company is building a brand based on a concept of "how to run pubs". The concept includes standards of service, cleanliness, food, beverages, drinks etc. When a customer sees a JDW, they know they will find "value for money". Mastering information is a secondary theme for JDW as they have built an infrastructure in which they benchmark, measure and optimize. The information is collected, processed, and redistributed to pub managers where they are then able to benefit from experiences of pubs throughout the company.

Chubb PLC (United Kingdom)
Theme: Outsourcing & Productivity

Chubb is a leading worldwide security services provider. The company differentiates itself from its international competitors by the breadth of its security services. Chubb offers electronic security systems, fire protection systems, security personnel and monitoring services. These capabilities are delivered through an extensive international presence under a leading brand name. The Chubb brand is associated with premium quality, specifically in the Asia/Pacific region, UK, Ireland, Canada and South Africa. The company is focused on high valueadded services for the commercial segment of the market. Offerings include design, integration and installation of technically advanced security systems through to alarm monitoring services and development of appropriate response to such alarms. In addition to organic growth, acquisitions are a central element in Chubb's growth strategy. However, management doesn't believe in big acquisitions. The focus is on smaller and medium-sized acquisitions that can widen the customer base in existing markets and establish a foothold in new markets. Security services are a main segment poised to benefit from the strong trend towards outsourcing. Chubb is well positioned to capitalize on the Outsourcing & Productivity theme, as the outsourcing trend is global and Chubb is one of the strongest players in the high value added end of systems and services and carries a very strong brand.

Sales

Gamesa (Spain)

We have sold Gamesa, as it has been one of the best performing holdings during the year. The stock price has had a strong relative performance towards its peers (Vestas, NEG Micon). Going forward however, Gamesa has big challenges in front of it given the decision to pull out of its cooperation agreement with Vestas. Furthermore, with the company's home Spanish market reaching maturity, Gamesa will need to devote resources to enter new geographical markets in order to be successful.


20 UNDISCOVERED MANAGERS FUNDS

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                                                  UNDISCOVERED MANAGERS FUNDS 21

UM INTERNATIONAL EQUITY FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the index for the period beginning on 1/1/99 through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                      INTERNATIONAL    MSCI EAFE
                                                       EQUITY FUND       INDEX
                                                      -------------    ---------
                                                                ONE YEAR
Institutional Class                                     (24.26)%        (14.95)%
                                                             SINCE INCEPTION
Institutional Class (Inception date: 12/30/98)*          (7.35)%         (7.27)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI EAFE Index is an unmanaged index. An individual cannot invest directly in any index.

*Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the index for the period beginning on 1/1/99 through 8/31/02. Past performance is not predictive of future performance.

The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


22 UNDISCOVERED MANAGERS FUNDS

During the fiscal year ending August 31, 2002, the Fund returned -24.26% vs. the return of its benchmark, the MSCI EAFE Index, of -14.95% for relative performance of -9.31%. Since inception (12/30/98), the Fund has returned -7.35% on an annualized basis vs. the return of its benchmark of -7.29% for an underperformance of -0.06%.

Sector allocation contributed negatively to the Fund's performance, as the Fund was underweight as compared to its benchmark in the strongest performing sectors: consumer staples, materials, and energy. The more thematically oriented sectors were hard hit by the macroeconomic scenario over the past year. This was seen particularly in telecom, which was severely hampered by many factors, including the Worldcom scandal, and financials, which was hit by the scandal affecting Merrill Lynch, et al. These sectors are particularly exposed in our themes and thus the overall decline in these sectors hurt the Fund's performance.

The Saving For Retirement, Cross Selling, and Longer Life - Better Life themes contributed most to the fund's underperformance. Saving for Retirement and Cross Selling are heavily exposed to financial companies, such as the life insurance company, Alleanza. The lack of any positive effect from restructuring and cost adjustments has severely hampered Fortis, while the subdued US wealth management market performance is forcing Skandia to be on the defensive. The firm's activity expansion in several European markets and strong position in option-based products are still overshadowed by the slowdown in several other product areas related to the international equity markets. The Longer Life - Better Life theme contributed negatively as the pharmaceutical sector has been under pressure partly as a result of a flight toward more cyclical stocks and partly because price pressures from generic drugs are beginning to feed through to performance. Shire Pharmaceuticals in its fiscal year results announcement urged caution on earnings expectations while intensifying competition with the company's key product for treatment of hyperactivity and the cost of launching new products will result in zero earnings growth. Prior to the results announcement, growth was forecast at 10%.

Positive contributions to performance were derived from Fulfil Your Dreams, as well as from stocks included for diversification and no theme holdings. Within Fulfil Your Dreams, positive contributors to performance are the equity prices of P&O Princess Cruises and Gucci. The market conditions for cruise operators picked up after experiencing dramatic deterioration in autumn 2001. This had a positive effect on the price of P&O. Among the companies included in the Fund's portfolio for diversification purposes, the paper producer UPM-Kymmene made a positive contribution on the back of a more benign price trend. Pechiney made a small negative contribution, burdened by low aluminum prices and the fear of structural overcapacity. Among the companies not related to a theme, the Japanese technology-oriented companies such as Hoya and Canon contributed positively, despite their sensitivity to movements in the US dollar.

Purchases

Television Francaise - TF1 (France)
Theme: Branding and Promotion

TF1 is the leading commercial TV company in France, accounting for over 30% of the French market. The French advertising market still makes up a significantly lower portion of GDP than in comparable countries. One of the key reasons for the structurally less widespread use of advertising in France is regulation targeting several consumer-related goods and services. A significant portion of these regulations should be liberalized in the coming years. Also economic trends show signs of a pick-up in demand throughout Europe, especially in France and Italy.

Adecco (Switzerland)
Theme: Mastering Human Capital

Adecco is the world's leading supplier of human resources services, commanding a market share of 12-13%. Temp services still form the core of the company's activities, but in recent years Adecco has moved to be more of a partner to its customers. The company is also moving into recruitment, education, job training and other


                                                  UNDISCOVERED MANAGERS FUNDS 23
similar HR functions. Adecco is currently number one in eight and number two in four of the world's 13 largest markets, which represent 95% of the global market for these types of services. Against this background the company is uniquely positioned to profit from an industry with structurally strong growth prospects based on outsourcing, deregulation and a changing labor market.

Sales

ARM Holdings (Great Britain) & ASML (Netherlands)

The position in Adecco was financed through the sale of the positions in ARM Holdings and ASML. There is nothing fundamentally wrong with these two companies, but the earnings transparency of technology companies will be extremely limited in the near term. This makes Adecco a more attractive investment from a portfolio perspective.

St. Gobain (France)

St. Gobain has been in the Fund for several years contributing to diversification through the cyclical nature of the glass and buildings materials divisions. However, the focus of the company has changed, as St. Gobain has been searching for growth alternatives and diversified into distribution of building products. More than 30% of the business is now in this area, but there is no sign of improvement in overall growth or profitability. As such, the case for investing in the stock should be more the change in profile and possible thematic strength than diversification.

24 UNDISCOVERED MANAGERS FUNDS

                      This page intentionally left blank.









                                                  UNDISCOVERED MANAGERS FUNDS 25

BEHAVIORAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                          VALUE
SHARES                                                                   (NOTE 2)
------                                                                   ---------

COMMON STOCKS - 98.41%

                           AIRLINES - 1.31%
        24,200             JetBlue Airways Corp.* ..............      $    931,700
                                                                      ------------
                           APPAREL MANUFACTURERS - 1.54%
        30,400             Columbia Sportswear Co.* ............         1,101,088
                                                                      ------------
                           CHEMICALS - 1.54%
        25,800             Cabot Microelectronics Corp.*........         1,095,210
                                                                      ------------
                           COMPUTER HARDWARE & SOFTWARE - 9.51%
        81,650             Activision, Inc.* ...................         2,275,585
       274,400             Ascential Software Corp.* ...........           600,936
        54,800             Concurrent Computer Corp.* ..........           153,988
        47,200             Hyperion Solutions Corp.* ...........         1,071,440
        61,200             NetIQ Corp.* ........................         1,187,280
       108,100             The TriZetto Group, Inc.* ...........           705,893
       193,500             Western Digital Corp.* ..............           785,610
                                                                      ------------
                                                                         6,780,732
                                                                      ------------
                           COMPUTERS - MEMORY DEVICES - 1.73%
        76,200             SanDisk Corp.* ......................         1,235,202
                                                                      ------------
                           CONSULTING SERVICES - 1.71%
        64,400             Kroll, Inc.* ........................         1,217,804
                                                                      ------------
                           CONSUMER PRODUCTS - 6.41%
        60,200             Fossil, Inc.* .......................         1,315,972
        90,100             NBTY, Inc.* .........................         1,371,322
        92,900             The Dial Corp. ......................         1,877,509
                                                                      ------------
                                                                         4,564,803
                                                                      ------------
                           CONSUMER SERVICES - 3.32%
        46,900             Expedia, Inc., Class A* .............         2,365,636
                                                                      ------------
                           DISTRIBUTION - 1.31%
        32,400             Hughes Supply, Inc. .................           930,852
                                                                      ------------
                           DIVERSIFIED MANUFACTURING - 3.36%

        27,600             Carlisle Companies, Inc. ............         1,236,480
        48,200             Pittston Brink's Group ..............         1,161,620
                                                                      ------------
                                                                         2,398,100
                                                                      ------------
                           FOOD STORES - 1.38%
        87,500             Wild Oats Markets, Inc.* ............           983,500
                                                                      ------------
                           HEALTH CARE SERVICES - 3.53%
        22,700             Accredo Health, Inc.* ...............         1,162,921
        24,100             Quest Diagnostics, Inc.* ............         1,350,805
                                                                      ------------
                                                                         2,513,726
                                                                      ------------
                           HEALTH MAINTENANCE - 2.00%
        45,700             Coventry Health Care, Inc.* .........         1,426,754
                                                                      ------------
                           HOTEL/GAMING - 3.25%
        35,800             International Game Technology*.......         2,315,544
                                                                      ------------
                           INSURANCE - 2.41%
        39,000             Hilb, Rogal and Hamilton Co..........         1,714,050
                                                                      ------------

                           INTERNET SERVICES - 2.96%
        53,700             Overture Services, Inc.* ............      $  1,087,532
        89,100             United Online, Inc.* ................         1,025,541
                                                                      ------------
                                                                         2,113,073
                                                                      ------------
                           MACHINERY - 1.68%
        62,600             AGCO Corp.* ..........................        1,196,912
                                                                      ------------
                           MEDICAL - MANAGEMENT SERVICES - 1.37%
       121,700             VitalWorks, Inc.* ....................          977,251
                                                                      ------------
                           MEDICAL PRODUCTS - 15.13%
        35,400             Affymetrix, Inc.* ....................          637,554
        27,400             Diagnostic Products Corp. ............        1,098,740
        33,200             Mentor Corp...........................        1,097,592
        42,200             Pharmaceutical Resources, Inc.* ......        1,103,530
       104,800             SICOR, Inc.* .........................        1,703,000
        56,200             STERIS Corp.* ........................        1,282,484
        90,800             Varian Medical Systems, Inc. .........        3,861,724
                                                                      ------------
                                                                        10,784,624
                                                                      ------------
                           METAL FABRICATE/HARDWARE - 5.91%
        38,600             Quanex Corp...........................        1,563,300
        56,400             Timken Co.............................        1,029,864
        91,200             Worthington Industries, Inc...........        1,618,800
                                                                      ------------
                                                                         4,211,964
                                                                      ------------
                           RENTAL/LEASING COMPANIES - 2.56%
        33,400             Rent-A-Center, Inc.* .................        1,824,976
                                                                      ------------
                           RESTAURANTS - 1.89%
        67,400             Lone Star Steakhouse & Saloon, Inc....        1,346,652
                                                                      ------------
                           RETAIL - 16.22%
        73,700             Coach, Inc.* .........................        1,815,231
        58,000             Dillard's, Inc. ......................        1,424,480
        90,200             Hollywood Entertainment Corp.*                1,217,700
        51,500             Kenneth Cole Productions, Inc.* ......        1,230,850
        48,600             Linens 'n Things, Inc.* ..............        1,048,302
        44,400             Michaels Stores, Inc.* ...............        2,064,156
        51,400             Too, Inc.* ...........................        1,213,554
        95,800             Winn-Dixie Stores, Inc. ..............        1,547,170
                                                                      ------------
                                                                        11,561,443
                                                                      ------------
                           SCHOOLS - 1.80%
        28,800             Career Education Corp.* ..............        1,284,192
                                                                      ------------
                           TECHNOLOGY - 1.77%
        43,400             IDEXX Laboratories, Inc.* ............        1,262,506
                                                                      ------------
                           TELECOMMUNICATIONS EQUIPMENT - 1.44%
       104,350             Tekelec* .............................        1,024,613
                                                                      ------------
                           TRAVEL & RECREATION - 1.37%
        23,400             Hotels.com, Class A* .................          974,376
                                                                      ------------
                           TOTAL COMMON STOCKS
                           (Cost $64,332,473)....................       70,137,283
                                                                      ------------

---------
* Non-Income producing security

26 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002



                                                                          VALUE
SHARES                                                                   (NOTE 2)
------                                                                   ---------


WARRANTS - 0.28%

                           CONSUMER SERVICES - 0.28%
         9,440             Expedia, Inc. expiration 2009* ............  $   199,373
                                                                        -----------
                           TOTAL WARRANTS
                           (Cost $132,299) ...........................      199,373
                                                                        -----------
                           TOTAL INVESTMENTS - 98.69%
                           (Cost $64,464,772) ........................   70,336,656
                                                                        -----------
                           NET OTHER ASSETS AND LIABILITIES - 1.31%...      932,380
                                                                        -----------
                           NET ASSETS - 100.00% ......................  $71,269,036
                                                                        ===========


-----------
* Non-Income producing security

                                                  UNDISCOVERED MANAGERS FUNDS 27
                        See Notes to Financial Statements

BEHAVIORAL VALUE FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002



                                                                           VALUE
SHARES                                                                    (NOTE 2)
------                                                                   ---------


COMMON STOCKS - 95.52%

                           ADVERTISING - 1.50%
         7,300             ADVO, Inc.* ................. .............. $    253,967
       133,800             Digital Generation Systems, Inc.*  .........      165,912
                                                                        ------------
                                                                             419,879
                                                                        ------------
                           AEROSPACE/DEFENSE - 1.34%
        21,100             Teledyne Technologies, Inc.* ...............      375,580
                                                                        ------------
                           AGRICULTURE - 1.60%
        24,600             Delta and Pine Land Co. ....................      447,720
                                                                        ------------
                           AUTOMOBILE - 1.69%
       125,900             Titan International, Inc. ..................      474,643
                                                                        ------------
                           BUSINESS SERVICES - 3.57%
       118,400             Century Business Services, Inc.* ...........      319,680
       137,738             Edgewater Technology, Inc.*.. ..............      645,991
         1,400             Harland (John H.) Co. ......................       36,680
                                                                        ------------
                                                                           1,002,351
                                                                        ------------
                           CABLE TELEVISION - 0.40%
        35,600             Charter Communications, Inc., Class A* ....       112,496
                                                                        ------------
                           CHEMICALS - 1.19%
        21,600             Airgas, Inc.* ..............................      332,640
                                                                        ------------
                           COMMERCIAL SERVICES - 1.05%
        29,600             infoUSA, Inc.* .............................      150,960
         9,900             PRG-Schultz International, Inc.* ...........      142,758
                                                                        ------------
                                                                             293,718
                                                                        ------------
                           COMPUTER HARDWARE & SOFTWARE - 8.50%
        37,900             Actuate Corp.* .............. ..............       86,753
        17,700             Advanced Digital Information Corp.* ........       98,412
        91,700             CompuCom Systems, Inc.* ....................      533,511
       173,200             Epicor Software Corp.* .....................      251,140
       135,500             Intertrust Technologies Corp.* .............      399,725
        49,600             InterVoice-Brite, Inc.* ....................       79,707
        52,600             NYFIX, Inc.* ...............................      263,000
        45,800             Radiant Systems, Inc.* .....................      438,764
        57,300             Western Digital Corp.* .....................      232,638
                                                                        ------------
                                                                           2,383,650
                                                                        ------------

                           CONSUMER PRODUCTS - 1.34%
        27,860             Central Garden & Pet Co.* ..................      376,667
                                                                        ------------
                           CONSUMER SERVICES - 1.21%
        40,000             Pinnacle Entertainment, Inc.* ..............      340,000
                                                                        ------------
                           DISTRIBUTION - 0.56%
        44,860             CellStar Corp.* ............................      155,664
                                                                        ------------
                           DIVERSIFIED MANUFACTURING - 1.51%
        36,150             Griffon Corp.* .............................      422,955
                                                                        ------------
                           ELECTRIC SERVICES - 2.42%
        55,700             Westar Energy, Inc. ........................      679,540
                                                                        ------------

                           ELECTRONICS - 2.04%
        22,900             Checkpoint Systems, Inc.* .................. $    263,350
        37,100             Three-Five Systems, Inc.* ..................      212,954
        10,100             Universal Electronics, Inc.* ...............       97,980
                                                                        ------------
                                                                             574,284
                                                                        ------------
                           ENTERTAINMENT - 2.08%
        54,000             Championship Auto Racing Teams, Inc.* ......      274,860
        50,000             Midway Games, Inc.* ........................      307,500
                                                                        ------------
                                                                             582,360
                                                                        ------------
                           FINANCIAL SERVICES - 9.10%
        12,000             City Holding Co. ...........................      313,800
         9,700             Doral Financial Corp. ......................      411,183
        89,000             Gold Banc Corp., Inc. ......................      883,770
         2,600             Greater Bay BanCorp. .......................       65,520
         4,800             Hudson United BanCorp. .....................      138,624
        18,200             Metris Companies, Inc. .....................       72,800
         2,900             Park National Corp. ........................      281,300
         4,430             Republic BanCorp., Inc. ....................       60,027
        23,650             SWS Group, Inc. ............................      324,478
                                                                        ------------
                                                                           2,551,502
                                                                        ------------
                           FOOD/WHOLESALE - 0.27%
         7,600             Fleming Companies, Inc. ....................       76,760
                                                                        ------------
                           INSURANCE - 4.93%
        13,300             21st Century Insurance Group ...............      172,235
        23,600             First American Corp. .......................      506,692
         9,900             MONY Group, Inc.............................      268,785
        12,900             PMI Group (The), Inc. ......................      437,310
                                                                        ------------
                                                                           1,385,022
                                                                        ------------
                           INTERNET SERVICES - 0.37%
        19,300             WatchGuard Technologies, Inc.* .............      102,483
                                                                        ------------
                           INTERNET SOFTWARE - 2.07%
        64,300             Interwoven, Inc.* ..........................      160,750
       104,700             Openwave Systems, Inc.* ....................      104,700
       116,100             Saba Software, Inc.* .......................      315,792
                                                                        ------------
                                                                             581,242
                                                                        ------------
                           MANUFACTURING - 8.07%
        57,900             Foamex International, Inc. .. ..............      318,450
        17,100             Lincoln Electric Holdings, Inc. .......... .      415,701
        24,400             McDermott International, Inc.* .............      172,020
        65,600             RTI International Metals, Inc.* ............      663,872
         7,900             Stanley Works (The).........................      275,552
        77,900             UNOVA, Inc.* ...............................      419,881
                                                                        ------------
                                                                           2,265,476
                                                                        ------------

                           MEDICAL-BIOMEDICAL/GENE - 0.99%
        43,600             ArQule, Inc.* ..............................      276,860
                                                                        ------------
                           MEDICAL/MANAGEMENT SERVICES - 0.82%
        26,800             Per-Se Technologies, Inc.* .................      229,676
                                                                        ------------



28 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                           VALUE
SHARES                                                                    (NOTE 2)
------                                                                   ---------

                           MEDICAL PRODUCTS - 6.86%
        28,200             ArthroCare Corp.* .......................... $    383,802
         8,662             IVAX Corp.*.................................      118,669
        67,600             OrthoLogic Corp.* ..........................      271,076
        68,600             Sola International, Inc.* ..................      641,410
        22,800             Ventana Medical Systems, Inc.* .............      508,440
                                                                        ------------
                                                                           1,923,397
                                                                        ------------
                           MEDICAL SUPPLIES & SERVICES - 1.78%
        35,000             Prime Medical Services, Inc.*...............      374,500
        25,700             Res-Care, Inc.* ............................      123,360
                                                                        ------------
                                                                             497,860
                                                                        ------------
                           METAL FABRICATE/HARDWARE - 0.45%
         7,600             Shaw Group, Inc.* ..........................      127,300
                                                                        ------------
                           NETWORKING PRODUCTS - 0.60%
        33,800             Aeroflex, Inc.* ............................      166,972
                                                                        ------------
                           OFFICE/BUSINESS EQUIPMENT - 0.14%
         2,700             Kimball International, Inc., Class B  ......       39,879
                                                                        ------------
                           OIL & GAS - 3.71%
        41,400             Global Industries, Ltd.* ...................      202,032
       101,500             Newpark Resources, Inc.* ...................      418,180
        12,400             Stone Energy Corp.* ........................      421,600
                                                                        ------------
                                                                           1,041,812
                                                                        ------------
                           PAPER & RELATED PRODUCTS -  1.64%
        66,100             Longview Fibre Co.* ........................      460,056
                                                                        ------------
                           PUBLISHING - 1.52%
       358,000             PRIMEDIA, Inc.* ............................      426,020
                                                                        ------------
                           REAL ESTATE DEVELOPMENT - 0.92%
        17,500             Corrections Corporation of America* ........      258,125
                                                                        ------------
                           RETAIL - 7.81%
        32,500             Foot Locker, Inc.* .........................      308,750
        10,600             Footstar, Inc.* ............................      113,950
        30,300             Gadzooks, Inc.* ............................      212,100
        20,400             Pier 1 Imports, Inc. .......................      365,160
       163,600             Rite Aid Corp.* ............................      343,560
        30,500             The Sports Authority, Inc.* ................      164,090
        43,600             Tweeter Home Entertainment Group, Inc.* ....      313,484
        22,900             Winn-Dixie Stores, Inc. ....................      369,835
                                                                        ------------
                                                                           2,190,929
                                                                        ------------
                           SEMICONDUCTORS - 0.35%
        73,000             Vitesse Semiconductor Corp.* ...............       97,090
                                                                        ------------
                           TECHNOLOGY - 2.01%
        61,800             Symbol Technologies, Inc. ..................      563,616
                                                                        ------------
                           TELECOMMUNICATIONS - 2.22%
        23,300             Broadwing, Inc.* ...........................       75,026
        46,300             MasTec, Inc.* ..............................      164,365
        69,000             PTEK Holdings, Inc.* .......................      382,950
                                                                        ------------
                                                                             622,341
                                                                        ------------
                           TELECOMMUNICATIONS EQUIPMENT - 1.04%
        29,100             Andrew Corp.* .............................. $    290,709
                                                                        ------------
                           TEXTILES - 1.79%
        66,800             Unifi, Inc.* ...............................      501,000
                                                                        ------------
                           TOBACCO - 0.56%
        91,100             Star Scientific, Inc.* .....................      157,603
                                                                        ------------
                           TRANSPORTATION - 2.13%
       111,600             OMI Corp.* .................................      406,224
        10,900             Overseas Shipholding Group, Inc. ...........      191,186
                                                                        ------------
                                                                             597,410
                                                                        ------------
                           WIRE & CABLE PRODUCTS - 1.06%
        21,200             General Cable Corp. ........................       89,464
        74,400             Western Wireless Corp., Class A* ...........      207,576
                                                                        ------------
                                                                             297,040
                                                                        ------------
                           WIRELESS COMMUNICATIONS - 0.31%
        31,868             Netro Corp.* ...............................       86,681
                                                                        ------------
                           TOTAL COMMON STOCKS
                           (Cost $28,864,086) .........................   26,789,008
                                                                        ------------
TOTAL INVESTMENTS - 95.52%
(Cost $28,864,086) ....................................................   26,789,008
                                                                        ------------
NET OTHER ASSETS AND LIABILITIES - 4.48% ..............................    1,256,204
                                                                        ------------
NET ASSETS - 100.00% .................................................. $ 28,045,212
                                                                        ============

-----------
* Non-Income producing security



                                                  UNDISCOVERED MANAGERS FUNDS 29

                        See Notes to Financial Statements

REIT FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                          VALUE
SHARES                                                                   (NOTE 2)
------                                                                   ---------

COMMON STOCKS - 97.73%

                           APARTMENTS - 14.63%
       274,000             Archstone-Smith Trust ....................  $   7,219,900
       120,000             Avalonbay Communities, Inc. ..............      5,430,000
        96,400             Equity Residential .......................      2,691,488
        29,000             Essex Property Trust, Inc. ...............      1,531,200
        56,000             Home Properties of New York, Inc. ........      1,927,520
                                                                      --------------
                                                                          18,800,108
                                                                      --------------
                           DIVERSIFIED R.E. - 8.63%
       149,000             Cousins Properties, Inc. .................      3,561,100
       182,000             Vornado Realty Trust .....................      7,520,240
                                                                      --------------
                                                                          11,081,340
                                                                      --------------
                           FACTORY OUTLETS - 5.73%
       217,000             Chelsea Property Group, Inc. .............      7,356,300
                                                                      --------------
                           HEALTH CARE R.E. - 3.34%
        57,500             Health Care Property Investors, Inc. .....      2,472,500
       153,000             Windrose Medical Properties Trust* .......      1,820,700
                                                                      --------------
                                                                           4,293,200
                                                                      --------------
                           HOTELS & OTHER LODGING PLACES - 2.38%
       301,000             Host Marriott Corp.* .....................      3,052,140
                                                                      --------------
                           INDUSTRIAL - 9.40%
       221,500             AMB Property Corp. .......................      6,589,625
        19,700             CenterPoint Properties Corp. .............      1,115,020
       175,000             ProLogis .................................      4,364,500
                                                                      --------------
                                                                          12,069,145
                                                                      --------------
                           MANUFACTURED HOUSING - 7.48%
       231,000             Manufactured Home Communities, Inc. ......      7,692,300
        49,000             Sun Communities, Inc. ....................      1,911,490
                                                                      --------------
                                                                           9,603,790
                                                                      --------------
                           OFFICE BUILDINGS - 22.03%
       177,000             Alexandria Real Estate Equities, Inc. ....      7,775,610
       140,700             Boston Properties, Inc. ..................      5,329,716
        99,000             CarrAmerica Realty Corp. .................      2,702,700
       229,000             Equity Office Properties Trust ...........      6,384,520
        51,600             Kilroy Realty Corp. ......................      1,253,364
        33,800             Prentiss Properties Trust ................        988,650
       166,000             Reckson Associates Realty Corp. ..........      3,867,800
                                                                      --------------
                                                                          28,302,360
                                                                      --------------
                           REGIONAL MALLS - 13.14%
       109,000             General Growth Properties, Inc. ..........      5,492,510
       172,000             Simon Property Group, Inc. ...............      6,121,480
        68,000             Taubman Centers, Inc. ....................      1,030,200
       139,000             The Macerich Co. .........................      4,236,720
                                                                      --------------
                                                                          16,880,910
                                                                      --------------
                           SHOPPING CENTERS - 5.72%
       191,500             IRT Property Co. .........................      2,269,275
        55,000             Kimco Realty Corp. .......................      1,746,250
        69,000             Regency Centers Corp. ....................      2,190,750
        30,000             Weingarten Realty Investors ..............      1,149,000
                                                                      --------------
                                                                           7,355,275
                                                                      --------------
                           STORAGE - 5.25%
       119,000             Public Storage, Inc. ..................... $    3,796,100
        90,500             Shurgard Storage Centers, Inc., Class A ..      2,950,300
                                                                      --------------
                                                                           6,746,400
                                                                      --------------
                           TOTAL COMMON STOCKS
                           (Cost $109,142,036) ......................    125,540,968
                                                                      --------------
TOTAL INVESTMENTS - 97.73%
(Cost $109,142,036) .................................................    125,540,968
                                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 2.27% ............................      2,914,695
                                                                      --------------
NET ASSETS - 100.00% ................................................  $ 128,455,663
                                                                      ==============

-----------
* Non-Income producing security


30 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

SPECIAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                                VALUE
SHARES                                                                        (NOTE 2)
------                                                                        --------


COMMON STOCKS - 97.59%


                           ADVERTISING AGENCY - 2.21%
         6,500             Valassis Communications, Inc.* ...............    $    244,660
                                                                             ------------
                           AEROSPACE - 3.09%
        16,400             Goodrich Corp. ...............................         342,268
                                                                             ------------
                           AUTOMOBILE - 3.74%
         8,300             Midas, Inc. ..................................          58,681
         3,000             Strattec Security Corp.* .....................         139,950
        35,500             Tenneco Automotive, Inc.* ....................         215,840
                                                                             ------------
                                                                                  414,471
                                                                             ------------
                           BANKS - 2.24%
         6,000             First BanCorp. ...............................         247,800
                                                                             ------------
                           BITUMINOUS COAL LIGNITE MINING - 1.42%
        19,300             Massey Energy Co. ............................         157,295
                                                                             ------------
                           BUILDING PRODUCTS - 1.15%
         6,300             Universal Forest Products, Inc. ..............         127,323
                                                                             ------------
                           BUSINESS SERVICES - 2.03%
        24,300             IKON Office Solutions, Inc. ..................         224,775
                                                                             ------------
                           CAPITAL GOODS - 3.04%
         7,300             Hardinge, Inc. ...............................          62,050
         7,300             Lawson Products, Inc. ........................         202,794
        14,700             Royal Appliance Manufacturing Co.* ...........          72,030
                                                                             ------------
                                                                                  336,874
                                                                             ------------
                           CASINO/GAMBLING - 1.19%
        15,300             MTR Gaming Group, Inc.* ......................         132,039
                                                                             ------------
                           CHEMICALS - 6.13%
        18,700             Octel Corp.* .................................         426,547
        11,300             Sensient Technologies Corp. ..................         252,781
                                                                             ------------
                                                                                  679,328
                                                                             ------------
                           COMPUTER HARDWARE & SOFTWARE - 1.17%
         8,600             Electronics for Imaging, Inc.* ...............         129,258
                                                                             ------------
                           CONSUMER PRODUCTS - 7.54%
        20,800             Interstate Bakeries Corp. ....................         506,480
        21,000             Wolverine World Wide, Inc. ...................         329,070
                                                                             ------------
                                                                                  835,550
                                                                             ------------
                           DISTRIBUTION - 3.10%
        12,500             United Stationers, Inc.* .....................         343,750
                                                                             ------------
                           DIVERSIFIED MANUFACTURING - 3.73%
        31,580             EnPro Industries, Inc.* ......................         124,425
         7,000             Lancaster Colony Corp. .......................         288,330
                                                                             ------------
                                                                                  412,755
                                                                             ------------
                           ELECTRONICS - 1.27%
         2,200             ESCO Technologies, Inc.* .....................          63,470
         8,000             Universal Electronics, Inc.* .................          77,608
                                                                             ------------
                                                                                  141,078
                                                                             ------------
                           EMPLOYMENT SERVICES - 0.06%
         2,300             Administaff, Inc.* ...........................           6,210
                                                                             ------------
                           ENERGY & UTILITIES - 2.95%
        17,100             Castle Energy Corp. ..........................    $     68,400
        22,000             El Paso Electric Co.* ........................         258,500
                                                                             ------------
                                                                                  326,900
                                                                             ------------
                           ENGINEERING - 2.12%
         8,500             Fluor Corp. ..................................         235,110
                                                                             ------------
                           FINANCIAL SERVICES - 9.81%
        14,000             Bank of Hawaii Corp. .........................         404,320
        15,400             PFF BanCorp, Inc. ............................         496,650
         6,273             Sterling BanCorp. ............................         185,681
                                                                             ------------
                                                                                1,086,651
                                                                             ------------
                           HEALTH CARE SERVICES - 2.63%
        10,050             CorVel Corp.* ................................         291,450
                                                                             ------------
                           HOUSEHOLD PRODUCTS - 0.63%
        22,800             US Industries, Inc.* .........................          70,224
                                                                             ------------
                           INDUSTRIAL MACHINERY - 1.62%
        13,900             Wabtec Corp. .................................         179,171
                                                                             ------------
                           MARINE TRANSPORTATION - 0.91%
         9,400             Maritrans, Inc. ..............................         101,050
                                                                             ------------
                           MEDICAL PRODUCTS - 0.52%
        10,100             First Horizon Pharmaceutical Corp.* ..........          58,075
                                                                             ------------
                           OIL & GAS - 0.90%
         8,500             Nuevo Energy Co.* ............................          99,960
                                                                             ------------
                           PACKAGED SOFTWARE - 4.36%
        34,900             Macrovision Corp.* ...........................         483,016
                                                                             ------------
                           PAPER & RELATED PRODUCTS - 0.91%
        10,400             Wausau-Mosinee Paper Corp. ...................         100,880
                                                                             ------------
                           PROPERTY/CASUALTY INSURANCE - 5.15%
         7,900             LandAmerica Financial Group, Inc. ............         285,980

        15,450             Penn-America Group, Inc. .....................         142,140
         8,900             Presidential Life Corp. ......................         142,400
                                                                             ------------
                                                                                  570,520
                                                                             ------------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 3.54%
        12,400             Highwoods Properties, Inc. ...................         296,360
         5,600             Koger Equity, Inc. ...........................          96,040
                                                                             ------------
                                                                                  392,400
                                                                             ------------
                           RESTAURANTS - 2.02%
        10,050             Applebee's International, Inc. ...............         223,211
                                                                             ------------
                           RETAIL - 10.58%
        28,600             Dress Barn, Inc.* ............................         350,350
        34,300             Stein Mart, Inc.* ............................         245,245
        13,200             The Men's Wearhouse, Inc.* ...................         249,480
         9,800             Whitehall Jewellers, Inc.* ...................         114,758
         7,000             Zale Corp.* ..................................         212,450
                                                                             ------------
                                                                                1,172,283
                                                                             ------------




                                                  UNDISCOVERED MANAGERS FUNDS 31

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                VALUE
SHARES                                                                         (NOTE 2)
------                                                                        ---------


                           TEXTILES - 0.95%
        15,400             National Service Industries, Inc. ............   $    105,490
                                                                            ------------

                           TRANSPORTATION - 4.88%
         7,800             Landstar System, Inc.* .......................        395,070
         5,400             USFreightways Corp. ..........................        145,800
                                                                            ------------
                                                                                 540,870
                                                                            ------------
                           TOTAL COMMON STOCKS
                           (Cost $10,095,640) ...........................     10,812,695
                                                                            ------------
TOTAL INVESTMENTS - 97.59%
(Cost $10,095,640) ......................................................     10,812,695
                                                                            ------------
NET OTHER ASSETS AND LIABILITIES - 2.41% ................................        267,489
                                                                            ------------
NET ASSETS - 100.00% ....................................................   $ 11,080,184
                                                                            ============



-----------
* Non-Income producing security


32 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                            VALUE
SHARES                                                                     (NOTE 2)
------                                                                    ---------



COMMON STOCKS - 94.60%

                           BASIC MATERIALS - 4.18%
        70,000             AptarGroup, Inc. ........................... $   2,247,000
        44,200             Pentair, Inc. ..............................     1,920,048
        60,000             Reliance Steel & Aluminum Co. ..............     1,452,000
                                                                        -------------
                                                                            5,619,048
                                                                        -------------
                           BUILDING & CONSTRUCTION - 6.43%
       150,000             Apogee Enterprises, Inc. ...................     1,798,500
       110,000             Granite Construction, Inc. .................     2,013,000
        70,000             Lennar Corp. ...............................     3,696,000
        60,000             NCI Building Systems, Inc.* ................     1,134,000
                                                                        -------------
                                                                            8,641,500
                                                                        -------------
                           BUSINESS SERVICES - 1.26%
        68,100             Reynolds & Reynolds Co., Class A ...........     1,692,285
                                                                        -------------

                           CHEMICALS - 3.19%
        50,000             Cambrex Corp. ..............................     1,915,500
        91,000             Ferro Corp. ................................     2,379,650
                                                                        -------------
                                                                            4,295,150
                                                                        -------------
                           COMMERCIAL SERVICES - 0.18%
        16,500             CPI Corp. ..................................       247,170
                                                                        -------------
                           COMPUTER SOFTWARE & SERVICES - 2.16%
       245,000             Perot Systems Corp., Class A* ..............     2,903,250
                                                                        -------------
                           CONSUMER PRODUCTS - 2.44%
        80,000             Rayovac Corp.* .............................     1,088,000
        45,000             Scotts Co. (The), Class A* .................     2,192,850
                                                                        -------------
                                                                            3,280,850
                                                                        -------------
                           DISTRIBUTION - 1.12%
        55,000             United Stationers, Inc.* ...................     1,512,500
                                                                        -------------
                           DIVERSIFIED MANUFACTURING - 1.83%
        29,500             ESCO Technologies, Inc.* ...................       851,075
        59,800             Raven Industries, Inc. .....................     1,614,600
                                                                        -------------
                                                                            2,465,675
                                                                        -------------
                           ELECTRONICS - 4.15%
        70,000             AMETEK, Inc. ...............................     2,408,000
        70,000             Arrow Electronics, Inc.* ...................     1,140,300
        75,000             C&D Technologies, Inc. .....................     1,218,750
        38,000             Park Electrochemical Corp. .................       813,200
                                                                        -------------
                                                                            5,580,250
                                                                        -------------
                           FINANCIAL SERVICES - 10.50%
        60,000             American Capital Strategies, Ltd. ..........     1,308,600
        94,500             Columbia Banking System, Inc.* .............     1,086,750
        50,000             FirstMerit Corp. ...........................     1,246,500
        20,000             First State BanCorporation .................       491,800
         4,000             National Bankshares, Inc. ..................       112,000
       126,000             Prosperity Bancshares, Inc. ................     2,401,560
        56,441             Republic BanCorp., Inc. ....................       764,776
       155,000             Sovereign BanCorp., Inc. ...................     2,374,600
       102,000             Unizan Financial Corp. .....................     2,040,000
        60,000             Webster Financial Corp. ....................     2,288,400
                                                                        -------------
                                                                           14,114,986
                                                                        -------------
                           FOOD & BEVERAGE - 4.70%
       155,000             Chiquita Brands International, Inc.* .......     2,534,250
        36,000             Dean Foods Co.* ............................     1,362,600
       137,000             Smithfield Foods, Inc. * ...................     2,429,010
                                                                        -------------
                                                                            6,325,860
                                                                        -------------
                           HEALTH MAINTENANCE - 2.11%
        70,000             Oxford Health Plans, Inc.* .................     2,838,500
                                                                        -------------
                           HOTEL/GAMING - 1.96%
        94,000             Argosy Gaming Co.* ......................... $   2,632,000
                                                                        -------------
                           HOTELS - 1.35%
       200,000             Prime Hospitality Corp.* ...................     1,812,000
                                                                        -------------
                           INSTRUMENTATION/ELECTRONIC TESTING - 0.64%
       150,000             PerkinElmer, Inc. ..........................       855,000
                                                                        -------------
                           INSURANCE - 5.49%
       115,000             HCC Insurance Holdings, Inc. ...............     2,788,750
        55,000             Radian Group, Inc. .........................     2,390,300
        63,000             RenaissanceRe Holdings, Ltd. ...............     2,198,700
                                                                        -------------
                                                                            7,377,750
                                                                        -------------
                           INTERNET SERVICES - 0.73%
       150,000             OneSource Information Services, Inc.* ......       976,500
                                                                        -------------

                           MACHINERY - 2.49%
        65,900             Manitowoc Co., Inc. ........................     2,174,700
        60,000             Terex Corp.* ...............................     1,179,000
                                                                        -------------
                                                                            3,353,700
                                                                        -------------
                           MEDICAL PRODUCTS - 7.76%
        50,000             Cooper Companies, Inc. .....................     2,269,500
        90,000             Datascope Corp. ............................     2,641,500
       110,000             Lincare Holdings, Inc.* ....................     3,525,500
        65,000             Vital Signs, Inc. ..........................     1,998,750
                                                                        -------------
                                                                           10,435,250
                                                                        -------------
                           METALS & METAL PRODUCTS - 1.69%
        85,000             Mueller Industries, Inc.* ..................     2,278,000
                                                                        -------------
                           NETWORKING PRODUCTS - 1.10%
       300,000             3Com Corp.* ................................     1,479,000
                                                                        -------------
                           OIL & GAS - 4.17%
        50,000             Atmos Energy Corp. .........................     1,072,000
        65,000             Key Production Co., Inc.* ..................     1,210,300
       100,000             Pride International, Inc.* .................     1,338,000
        56,000             Tom Brown, Inc.* ...........................     1,360,800
        61,200             Vintage Petroleum, Inc. ....................       620,568
                                                                        -------------
                                                                            5,601,668
                                                                        -------------
                           PAPER & RELATED PRODUCTS - 0.97%
       135,000             Wausau-Mosinee Paper Corp. .................     1,309,500
                                                                        -------------
                           POWER - 0.66%
        50,500             Powell Industries, Inc.* ...................       891,830
                                                                        -------------
                           PUBLISHING - 4.87%
        60,800             Banta Corp. ................................     2,282,432
       110,000             Journal Register Co.* ......................     2,005,300
        60,000             Valassis Communications, Inc.* .............     2,258,400
                                                                        -------------
                                                                            6,546,132
                                                                        -------------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 1.72%
        70,000             First Industrial Realty Trust, Inc. ........     2,317,000
                                                                        -------------
                           RESTAURANTS - 0.99%
        60,000             Applebee's International, Inc. .............     1,332,600
                                                                        -------------

                                                  UNDISCOVERED MANAGERS FUNDS 33

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                            VALUE
SHARES                                                                     (NOTE 2)
------                                                                    ---------


                           RETAIL - 5.82%
        55,000             BJ's Wholesale Club, Inc.* ................. $   1,350,250
       200,000             Foot Locker, Inc.* .........................     1,900,000
        36,500             Furniture Brands International, Inc.* ......       921,625
        60,000             Group 1 Automotive, Inc.* ..................     1,638,000
        55,900             Ross Stores, Inc. ..........................     2,018,549
                                                                        -------------
                                                                            7,828,424
                                                                        -------------
                           TELECOMMUNICATIONS - 1.60%
        61,200             CommScope, Inc.* ...........................       413,712
        60,000             Scientific-Atlanta, Inc. ...................       884,400
        15,000             Warwick Valley Telephone Co. ...............       856,500
                                                                        -------------
                                                                            2,154,612
                                                                        -------------
                           TRANSPORTATION - 6.34%
        90,000             ArvinMeritor, Inc. .........................     2,105,100
        85,000             Interpool, Inc. ............................     1,131,350
       122,000             Kirby Corp.* ...............................     2,757,200
        50,000             Landstar System, Inc.* .....................     2,532,500
                                                                        -------------
                                                                            8,526,150
                                                                        -------------
                           TOTAL COMMON STOCKS
                           (Cost $123,205,810) ........................   127,224,140
                                                                        -------------
TOTAL INVESTMENTS - 94.60%
(Cost $123,205,810) ...................................................   127,224,140
                                                                        -------------
NET OTHER ASSETS AND LIABILITIES - 5.40% ..............................     7,267,645
                                                                        -------------

NET ASSETS - 100.00% .................................................. $ 134,491,785
                                                                        =============


-----------
* Non-Income producing security


34 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                 VALUE
SHARES                                                                         (NOTE 2)
------                                                                         ---------


COMMON STOCKS - 94.55%

                           ADVERTISING AGENCY - 2.87%
         2,900             Omnicom Group, Inc. ............................. $    175,450
                                                                             ------------
                           AUTOMOBILE PARTS - 2.51%
         3,300             Lear Corp.* .....................................      153,780
                                                                             ------------
                           BASIC MATERIALS - 2.76%
         3,000             PPG Industries, Inc. ............................      168,810
                                                                             ------------
                           BUILDING & REAL ESTATE - 2.76%
         3,200             Lennar Corp. ....................................      168,960
                                                                             ------------
                           BUSINESS SERVICES - 3.05%
         7,500             Reynolds & Reynolds Co., Class A ................      186,375
                                                                             ------------
                           CAPITAL GOODS - 5.20%
         5,000             Crane Co. .......................................      114,250
         3,000             ITT Industries, Inc. ............................      203,940
                                                                             ------------
                                                                                  318,190
                                                                             ------------
                           DIVERSIFIED MANUFACTURING - 1.90%
         3,000             Textron, Inc. ...................................      116,550
                                                                             ------------
                           ELECTRONICS - 3.84%
         6,000             Arrow Electronics, Inc.* ........................       97,740
        14,500             Sanmina-SCI Corp.* ..............................       51,330
         6,000             Vishay Intertechnology, Inc.* ...................       85,920
                                                                             ------------
                                                                                  234,990
                                                                             ------------
                           FINANCIAL SERVICES - 14.67%
         6,615             Charter One Financial, Inc. .....................      222,925
         4,000             Dun & Bradstreet Corp.* .........................      141,160
         5,000             Mercantile Bankshares Corp. .....................      203,350
         6,900             SouthTrust Corp. ................................      181,056
         4,800             Union Planters Corp. ............................      149,088
                                                                             ------------
                                                                                  897,579
                                                                             ------------
                           FOOD & BEVERAGE - 4.22%
         5,500             ConAgra Foods, Inc. .............................      144,595
         6,400             Smithfield Foods, Inc.* .........................      113,472
                                                                             ------------
                                                                                  258,067
                                                                             ------------
                           HARDWARE & TOOLS - 2.00%
         3,500             Stanley Works (The) .............................      122,080
                                                                             ------------
                           HEALTH MAINTENANCE - 3.98%
         6,000             Oxford Health Plans, Inc.* ......................      243,300
                                                                             ------------
                           INSURANCE - 9.67%
         4,900             Fidelity National Financial, Inc. ...............      146,755
         4,000             Radian Group, Inc. ..............................      173,840
         4,800             RenaissanceRe Holdings, Ltd. ....................      167,520
         3,400             St. Paul Companies, Inc. ........................      103,428
                                                                             ------------
                                                                                  591,543
                                                                             ------------
                           MEDICAL PRODUCTS - 5.44%
         4,400             Becton, Dickinson and Co. .......................      134,332
         6,200             Lincare Holdings, Inc.* .........................      198,710
                                                                             ------------
                                                                                  333,042
                                                                             ------------
                           OIL & GAS - 4.85%
         3,000             EOG Resources, Inc. .............................      104,520
         4,500             Pride International, Inc.* ......................       60,210
         4,000             Unocal Corp. ....................................      132,280
                                                                             ------------
                                                                                  297,010
                                                                             ------------
                           PUBLISHING - 9.53%
         2,000             Gannett Co, Inc. ................................ $    151,920
         4,000             Knight-Ridder, Inc. .............................      242,920
         5,000             Valassis Communications, Inc.* ..................      188,200
                                                                             ------------
                                                                                  583,040
                                                                             ------------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 2.52%
         4,600             Mack-Cali Realty Corp. ..........................      154,330
                                                                             ------------
                           RESTAURANTS - 2.88%
         6,000             Outback Steakhouse, Inc.* .......................      176,160
                                                                             ------------
                           RETAIL - 8.45%
         4,500             BJ's Wholesale Club, Inc.* ......................      110,475
         4,000             RadioShack Corp. ................................       87,160
         6,200             Ross Stores, Inc. ...............................      223,882
         3,700             Safeway, Inc.* ..................................       95,534
                                                                             ------------
                                                                                  517,051
                                                                             ------------
                           SEMICONDUCTORS - 0.96%
         8,000             LSI Logic Corp.* ................................       58,640
                                                                             ------------
                           TELECOMMUNICATIONS - 0.49%
        15,000             Corning, Inc.* ..................................       30,000
                                                                             ------------
                           TOTAL COMMON STOCKS
                           (Cost $5,721,092) ...............................    5,784,947
                                                                             ------------
TOTAL INVESTMENTS - 94.55%
                           (Cost $5,721,092) ...............................    5,784,947
                                                                             ------------
NET OTHER ASSETS AND LIABILITIES - 5.45% ...................................      333,336
                                                                             ------------
NET ASSETS - 100.00% ....................................................... $  6,118,283
                                                                             ============

-----------
* Non-Income producing security



                                                  UNDISCOVERED MANAGERS FUNDS 35

                        See Notes to Financial Statements

MERGER & ACQUISITION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                             VALUE
SHARES                                                                     (NOTE 2)
------                                                                     ---------


COMMON STOCKS - 99.30%

                           AGRICULTURE - 0.30%
            34             Monsanto Co. ................................  $       625
                                                                          -----------
                           AUTO PARTS - 3.94%
           300             Donnelly Corp. ..............................        8,178
                                                                          -----------
                           BEVERAGES - 2.97%
           600             Pepsi-Gemex S.A. ............................        6,174
                                                                          -----------
                           CHEMICALS - 4.19%
           300             ChemFirst, Inc. .............................        8,697
                                                                          -----------
                           FINANCIAL SERVICES - 10.60%
           900             Centennial BanCorp. .........................        7,425
           400             Three Rivers BanCorp., Inc. .................        6,700
           300             Vista BanCorp., Inc. ........................        7,890
                                                                          -----------
                                                                               22,015
                                                                          -----------
                           FOOD & BEVERAGE - 4.12%
           125             Dreyer's Grand Ice Cream, Inc. ..............        8,562
                                                                          -----------
                           HEALTH MAINTENANCE - 3.22%
           106             Anthem, Inc.* ...............................        6,690
                                                                          -----------
                           INSTRUMENTATION/ELECTRONIC TESTING - 5.90%
           700             FEI Co.* ....................................       12,265
                                                                          -----------
                           MANUFACTURING - 1.58%
           100             Cooper Industries, Ltd., Class A ............        3,272
                                                                          -----------
                           MEDICAL/GENERIC DRUGS - 8.10%
           200             Pharmacia Corp. .............................        8,740
           147             Schering AG ADR .............................        8,085
                                                                          -----------
                                                                               16,825
                                                                          -----------
                           MEDICAL-BIOMEDICAL/GENE - 2.86%
           132             Amgen, Inc.* ................................        5,944
                                                                          -----------
                           METAL FABRICATE/HARDWARE - 4.05%
           700             Chase Industries, Inc.* .....................        8,414
                                                                          -----------
                           OIL & GAS - 17.48%
           300             Conoco, Inc. ................................        7,365
         4,000             EEX Corp. ...................................        7,840
           197             ENSCO International, Inc. ...................        5,254
           400             Key Production Co., Inc.* ...................        7,448
           160             Phillips Petroleum Co. ......................        8,413
                                                                          -----------
                                                                               36,320
                                                                          -----------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 5.62%
         2,800             First Union Real Estate Equity
                           & Mortgage Investments ......................        6,272
         1,200             Malan Realty Investors, Inc.* ...............        5,400
                                                                          -----------
                                                                               11,672
                                                                          -----------
                           RENTAL AUTO EQUIPMENT - 1.86%
           200             McGrath RentCorp. ...........................        3,864
                                                                          -----------
                           SEMICONDUCTOR EQUIPMENT - 3.90%
         1,800             SpeedFam-IPEC, Inc.* ........................        8,100
                                                                          -----------
                           TECHNOLOGY - 6.59%
           806             Identix, Inc.* ..............................  $     5,078
           150             TRW, Inc. ...................................        8,610
                                                                          -----------
                                                                               13,688
                                                                          -----------
                           TELECOMMUNICATIONS - 3.85%
           250             AT&T Canada, Inc.* ..........................        8,007
                                                                          -----------
                           TOYS - 3.89%
         1,900             Toymax International, Inc.* .................        8,075
                                                                          -----------
                           WATER SUPPLY - 4.28%
           200             American Water Works Co., Inc. ..............        8,894
                                                                          -----------
                           TOTAL COMMON STOCKS
                           (Cost $220,110) .............................      206,281
                                                                          -----------
                           TOTAL INVESTMENTS - 99.30%
                           (Cost $ 220,110) ............................      206,281
                                                                          -----------
                           NET OTHER ASSETS AND LIABILITIES - 0.70% ....        1,454
                                                                          -----------
                           NET ASSETS - 100.00% ........................  $   207,735
                                                                          ===========


-----------
* Non-Income producing security

ADR AMerican Depository Receipt


36 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 2)
------                                                                      ---------


COMMON STOCKS - 96.61%

                           AIR TRANSPORTATION - 0.18%
        26,011             Hawaiian Airlines, Inc.* ....................... $      73,611
                                                                            -------------
                           APPAREL MANUFACTURERS - 3.36%
        18,000             Coach, Inc.* ...................................       443,340
        20,479             Polo Ralph Lauren Corp.* .......................       443,575
        21,100             Quicksilver, Inc.* .............................       472,851
                                                                            -------------
                                                                                1,359,766
                                                                            -------------
                           BROKER SERVICES - 2.75%
       256,400             E*TRADE Group, Inc.* ...........................     1,112,776
                                                                            -------------
                           CHEMICALS - 1.14%
        43,700             Symyx Technologies, Inc.* ......................       460,161
                                                                            -------------
                           COMPUTER HARDWARE & SOFTWARE - 9.80%
        19,800             Advent Software, Inc.* .........................       340,164
         6,050             Carreker Corp.* ................................        55,418
         3,400             Echelon Corp.* .................................        43,724
         3,700             Foundry Networks, Inc.* ........................        32,375
        11,500             Henry (Jack) & Associates, Inc. ................       187,680
       167,850             Immersion Corp.* ...............................       285,345
       358,650             ONYX Software Corp.* ...........................       738,819
         9,400             Pinnacle Systems, Inc.* ........................        88,642
       395,300             Red Hat, Inc.* .................................     1,877,675
         9,400             Roxio, Inc.* ...................................        38,540
        61,800             Viewpoint Corp.* ...............................       271,920
                                                                            -------------
                                                                                3,960,302
                                                                            -------------
                           DATA SERVICES - 0.72%
         8,200             Fair, Isaac & Co., Inc. ........................       290,690

                           DENTAL SUPPLY & EQUIPMENT - 0.31%
        42,100             Align Technology, Inc.* ........................       126,300
                                                                            -------------
                           ELECTRIC GENERATION - 0.20%
        37,100             Active Power, Inc.* ............................        81,620
                                                                            -------------
                           ELECTRONICS - 2.43%
        13,700             FLIR Systems, Inc.* ............................       519,915
        13,600             InVision Technologies, Inc.* ...................       464,168
                                                                            -------------
                                                                                  984,083
                                                                            -------------
                           ENTERTAINMENT - 5.21%
        34,300             Pixar, Inc.* ...................................     1,675,212
        17,100             Take-Two Interactive Software, Inc.* ...........       429,210
                                                                            -------------
                                                                                2,104,422
                                                                            -------------
                           FINANCIAL SERVICES - 4.89%
        21,000             BankAtlantic BanCorp., Inc., Class A ...........       215,250
       208,102             Corillian Corp.* ...............................       209,975
        56,750             Digital Insight Corp.* .........................       925,025
        36,550             Friedman, Billings, Ramsey
                            Group, Inc., Class A* .........................       397,664
        16,900             LendingTree, Inc.* .............................       228,995
                                                                            -------------
                                                                                1,976,909
                                                                            -------------
                           HEALTH MAINTENANCE - 0.45%
         5,500             American Medical Security Group, Inc.* .........        81,950
         3,800             Centene Corp.* .................................       101,080
                                                                            -------------
                                                                                  183,030
                                                                            -------------
                           INTERNET SERVICES - 5.06%
         5,900             Alloy, Inc.* ................................... $      63,484
        67,100             CheckFree Corp.* ...............................       830,027
       188,000             DoubleClick, Inc.* .............................     1,058,440
         4,700             MatrixOne, Inc.* ...............................        22,560
         4,900             WebEx Communications, Inc.* ....................        72,177
                                                                            -------------
                                                                                2,046,688
                                                                            -------------
                           MEDICAL-BIOMEDICAL/GENE - 6.00%
         9,200             ArQule, Inc.* ..................................        58,420
        57,829             Cell Genesys, Inc.* ............................       669,081
        13,000             Diversa Corp.* .................................       117,000
         7,600             Gene Logic, Inc.* ..............................        60,876
        12,150             Illumina, Inc.* ................................        47,750
        52,100             Incyte Genomics, Inc.* .........................       318,852
        11,400             Inhale Therapeutic Systems, Inc.* ..............        74,670
        32,000             Lexicon Genetics, Inc.* ........................       167,040
        11,700             Neose Technologies, Inc.* ......................        80,379
       282,100             Paradigm Genetics, Inc.* .......................       155,155
        12,200             Telik, Inc.* ...................................       171,166
       109,400             Third Wave Technologies* .......................       222,082
        71,100             Transgenomic, Inc.* ............................       282,978
                                                                            -------------
                                                                                2,425,449
                                                                            -------------
                           MEDICAL/GENERIC DRUGS - 5.83%
        46,800             Celgene Corp.* .................................       813,384
        70,600             Cubist Pharmaceuticals, Inc.* ..................       515,380
        69,700             Endo Pharmaceuticals Holdings, Inc.* ...........       666,332
        33,100             Versicor, Inc.* ................................       360,128
                                                                            -------------
                                                                                2,355,224
                                                                            -------------
                           MEDICAL PRODUCTS - 5.46%
       129,600             AeroGen, Inc.* .................................       110,160
       153,200             Alkermes, Inc.* ................................     1,257,772
        15,000             Andrx Group* ...................................       369,450
         6,200             Atrix Laboratories, Inc.* ......................       108,500
        71,800             Bioject Medical Technologies, Inc.* ............       190,270
        36,900             Bruker Daltonics, Inc.* ........................       170,847
                                                                            -------------
                                                                                2,206,999
                                                                            -------------
                           MEDICAL TECHNOLOGIES - 0.44%
         3,900             Computer Programs & Systems, Inc.* .............        95,277
        15,300             QuadraMed Corp.* ...............................        22,491
         7,600             VitalWorks, Inc.* ..............................        61,028
                                                                            -------------
                                                                                  178,796
                                                                            -------------
                           MINING - 0.34%
         7,400             Arch Coal, Inc. ................................       135,420
                                                                            -------------
                           OIL & GAS - 0.52%
        20,750             Core Laboratories N.V.* ........................       210,820
                                                                            -------------
                           RESTAURANTS - 0.71%
         7,100             P.F. Chang's China Bistro, Inc.* ...............       224,644
        15,100             Smith & Wollensky Restaurant Group, Inc.* ......        63,269
                                                                            -------------
                                                                                  287,913
                                                                            -------------
                           RETAIL - 4.74%
        18,600             Chico's FAS, Inc.* .............................       326,244
        19,800             Cost Plus, Inc.* ...............................       484,110
        24,800             Insight Enterprises, Inc.* .....................       279,248
        13,600             Kenneth Cole Productions, Inc.* ................       325,040
        12,100             Pacific Sunwear of California, Inc.* ...........       263,175
        11,000             Stage Stores, Inc.* ............................       238,260
                                                                            -------------
                                                                                1,916,077
                                                                            -------------


-----------
* Non-Income producing security

                                                  UNDISCOVERED MANAGERS FUNDS 37
                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 2)
------                                                                       ---------

                           SCHOOLS - 3.00%
        61,200             Princeton Review, Inc. * ....................... $     378,216
         6,700             Strayer Education, Inc. ........................       371,321
        32,500             Sylvan Learning Systems, Inc.* .................       461,175
                                                                            -------------
                                                                                1,210,712
                                                                            -------------
                           SEMICONDUCTOR EQUIPMENT - 0.51%
         5,900             DuPont Photomasks, Inc.* .......................       143,724
         8,500             Mykrolis Corp.* ................................        61,710
                                                                            -------------
                                                                                  205,434
                                                                            -------------
                           SEMICONDUCTORS - 9.05%
         7,600             Credence Systems Corp.* ........................        87,780
        17,700             HPL Technologies, Inc.* ........................           177
       146,100             Lattice Semiconductor Corp.* ...................       932,118
        11,300             Microsemi Corp.* ...............................        73,213
       280,400             Pixelworks, Inc.* ..............................     1,587,064
        12,200             Rudolph Technologies, Inc.* ....................       153,720
        18,600             Skyworks Solutions, Inc.* ......................        78,120
       110,800             TriQuint Semiconductor, Inc.* ..................       587,240
        12,100             Zoran Corp.* ...................................       159,357
                                                                            -------------
                                                                                3,658,789
                                                                            -------------
                           TECHNOLOGY - 9.50%
         7,900             CoorsTek, Inc.* ................................       169,850
       152,000             Digimarc Corp.* ................................     1,393,840
       129,300             Identix, Inc.* .................................       814,590
        92,600             Macrovision Corp.* .............................     1,281,584
        25,200             Mentor Graphics Corp.* .........................       178,920
                                                                            -------------
                                                                                3,838,784
                                                                            -------------
                           TELECOMMUNICATIONS - 5.73%
        20,900             ClearOne Communications, Inc.* .................       246,620
        21,800             Metro One Telecommunications, Inc.* ............       265,742
        17,400             Plantronics, Inc.* .............................       319,464
       133,900             Polycom, Inc.* .................................     1,313,559
       220,800             Sonus Networks, Inc.* ..........................       170,016
                                                                            -------------
                                                                                2,315,401
                                                                            -------------
                           THERAPEUTICS - 8.28%
        40,915             Abgenix, Inc.* .................................       316,682
        46,600             Amylin Pharmaceuticals, Inc.* ..................       562,182
        41,100             AtheroGenics, Inc.* ............................       289,344
        24,300             AVI BioPharma, Inc.* ...........................        96,471
        68,100             Corixa Corp.* ..................................       418,815
        65,800             Dendreon Corp.* ................................       227,010
        19,800             Esperion Therapeutics, Inc.* ...................       123,354
        52,800             Genta, Inc.* ...................................       409,728
        29,100             Isis Pharmaceuticals, Inc.* ....................       294,492
        51,000             La Jolla Pharmaceutical Co.* ...................       248,880
        51,000             Tularik, Inc.* .................................       357,000
                                                                            -------------
                                                                                3,343,958
                                                                            -------------
                               TOTAL COMMON STOCKS
                                (Cost $52,788,444) ........................    39,050,134
                                                                            -------------
                           TOTAL INVESTMENTS - 96.61%
                                (Cost $52,788,444) ........................    39,050,134
                                                                            -------------
                           NET OTHER ASSETS AND LIABILITIES - 3.39% .......     1,368,345
                                                                            -------------
                           NET ASSETS - 100.00% ........................... $  40,418,479
                                                                            =============



-----------
* Non-Income producing security


38 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

INTERNATIONAL SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                    VALUE
SHARES                                                                             (NOTE 2)
------                                                                            ---------


COMMON STOCKS - 94.74%

                           AUSTRIA - 2.06%
         9,800             BWT AG ..........................................    $    155,691
         2,200             Pankl Racing Systems AG (Berlin)* ...............          25,243
         1,000             Pankl Racing Systems AG (EASDAQ)* ...............          11,866
                                                                                ------------
                                                                                     192,800
                                                                                ------------
                           DENMARK - 1.39%
         5,500             NEG Micon A/S* ..................................         130,029
                                                                                ------------
                           FINLAND - 0.66%
         4,000             TietoEnator Oyj .................................          61,586
                                                                                ------------
                           FRANCE - 5.75%
        18,000             Elior ...........................................         116,680
        14,000             Generale de Sante* ..............................         216,238
         5,721             Publicis Groupe .................................         126,347
         5,000             UBI Soft Entertainment S.A.* ....................          78,454
                                                                                ------------
                                                                                     537,719
                                                                                ------------
                           GERMANY - 5.68%
         4,000             AWD Holding AG ..................................          63,665
        13,000             BE Semiconductor Industries N.V.* ...............          62,596
         3,300             Rhoen-Klinikum AG ...............................         127,345
         3,500             Suess MicroTec AG* ..............................          28,626
        13,000             Teleplan International N.V.* ....................          78,532
         6,670             Vossloh AG ......................................         169,806
                                                                                ------------
                                                                                     530,570
                                                                                ------------
                           HONG KONG - 1.53%
        90,000             Asia Satellite Telecommunications
                            Holdings, Ltd. .................................         133,846
        24,000             Legend Group, Ltd. ..............................           9,000
                                                                                ------------
                                                                                     142,846
                                                                                ------------
                           IRELAND - 1.25%
         9,000             Riverdeep Group Plc ADR* ........................         116,550
                                                                                ------------
                           ITALY - 6.86%
         5,900             Banca Popolare Commercio e Industria Scrl* ......          41,370
        29,687             Brembo S.p.A. ...................................         154,009
        14,000             Bulgari S.p.A. ..................................          65,764
        40,475             Ferretti S.p.A. .................................         172,266
        15,500             Marzotto S.p.A. .................................          87,250
         3,000             Tod's S.p.A. ....................................         120,623
                                                                                ------------
                                                                                     641,282
                                                                                ------------
                           JAPAN - 30.34%
        24,000             Asia Securities Printing Co., Ltd. ..............    $    151,816
         8,000             Bandai Co., Ltd. ................................         295,534
        39,000             Daifuku Co., Ltd. ...............................         146,375
         3,100             Dentsu Tec, Inc. ................................          90,988
        14,500             Happinet Corp. ..................................         127,188
        12,000             Hudson Soft Co., Ltd. ...........................          72,871
        24,000             Japan Airport Terminal Co., Ltd. ................         174,284
        20,000             Kawasumi Laboratories, Inc. .....................         168,684
         1,800             Konami Corp. ....................................          45,013
         4,000             Lasertec Corp. ..................................          87,378
        12,040             Megane Top Co., Ltd. ............................         189,894
         6,000             Meitec Corp. ....................................         163,961
         7,000             Mimasu Semiconductor Industry Co., Ltd. .........          79,998
        19,000             Ministop Co., Ltd. ..............................         277,232
        16,000             Nissin Co., Ltd. ................................         122,127
        14,880             Paltek Corp. ....................................          69,025
            11             Paris Miki, Inc. ................................             205
        10,000             Secom Techno Service Co., Ltd. ..................         234,471
           680             Starbucks Coffee Japan, Ltd. ....................         166,322
         6,000             Ushio, Inc. .....................................          62,042
        11,900             Wilson Learning Worldwide, Inc. .................          48,477
        16,600             Woodland Corp. ..................................          61,603
                                                                                ------------
                                                                                   2,835,488
                                                                                ------------
                           NETHERLANDS - 6.18%
         5,592             Fugro N.V. ......................................         268,712
         4,419             Koninklijke Frans Maas Groep N.V. ...............          88,405
        10,400             QIAGEN N.V.* ....................................          63,234
        11,100             Tele Atlas N.V.* ................................          21,771
        11,580             United Services Group N.V. ......................         135,933
                                                                                ------------
                                                                                     578,055
                                                                                ------------
                           NORWAY - 1.43%
        19,200             Tomra Systems ASA ...............................         133,823
                                                                                ------------
                           SINGAPORE - 4.37%
       500,000             Informatics Holdings, Ltd .......................         408,599
                                                                                ------------
                           SPAIN - 6.05%
         6,500             Aldeasa S.A. ....................................          93,066
        37,500             Corporacion Mapfre, S.A. ........................         230,948
        12,820             Prosegur, Compania de Seguridad, S.A. ...........         148,352
        18,900             Sol Melia, S.A. .................................          92,673
                                                                                     565,039
                                                                                ------------
                           SWEDEN - 0.78%
        15,000             Eniro AB ........................................          72,863
                                                                                ------------
                           SWITZERLAND - 8.36%
         3,480             Amazys Holding AG ...............................          27,017
           750             Centerpulse AG* .................................         110,330
         2,650             Charles Voegele Holding AG* .....................          68,872
           750             Leica Geosystems AG* ............................          32,487
         5,500             Nobel Biocare Holding AG* .......................         293,214
           440             PubliGroupe S.A. ................................          67,439
         6,100             SEZ Holding AG* .................................         129,064
         5,000             Swisslog Holding AG* ............................          53,312
                                                                                ------------
                                                                                     781,735
                                                                                ------------

-----------
* Non-Income producing security
ADR American Depository Receipt
GDR Global Depository Receipt



                                                  UNDISCOVERED MANAGERS FUNDS 39

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                     VALUE
SHARES                                                                             (NOTE 2)
------                                                                            ---------



                           UNITED KINGDOM - 12.05%
         8,100             Autonomy Corp. Plc (EASDAQ)* ....................    $     16,540
        12,000             Autonomy Corp. Plc (London)* ....................          25,988
        60,000             Chubb Plc .......................................         123,443
        81,000             Cordiant Communications Group Plc ...............          69,541
        27,000             Eidos Plc* ......................................          50,120
        13,000             Geest Plc .......................................         100,750
        70,200             IQE Plc* ........................................          17,550
        28,000             J.D. Wetherspoon Plc ............................         125,393
        12,000             NDS Group Plc ADR* ..............................         108,000
        10,000             PizzaExpress Plc ................................          67,291
        75,000             Securicor Plc ...................................         115,728
       115,000             SkyePharma Plc* .................................          96,953
         3,100             SurfControl Plc ADR* ............................          41,850
         5,200             Torridon Plc GDR* ...............................               0
        42,000             William Hill Plc* ...............................         167,623
                                                                                ------------
                                                                                   1,126,770
                                                                                ------------
                           TOTAL COMMON STOCKS
                           (Cost $14,476,828) ..............................       8,855,754
                                                                                ------------
                           WARRANTS - 0.00%

                           SWITZERLAND - 0.00%
         5,000             Swisslog Holding AG Warrants ....................              33
                                                                                ------------
                           TOTAL WARRANTS
                           (Cost $824) .....................................              33
                                                                                ------------
                           TOTAL INVESTMENTS - 94.74%
                           (Cost $14,477,652) ..............................       8,855,787
                                                                                ------------
                           NET OTHER ASSETS AND LIABILITIES - 5.26% ........         491,889
                                                                                ------------
                           NET ASSETS - 100.00% ............................    $  9,347,676
                                                                                ============


-----------
* Non-Income producing security
ADR American Depository Receipt
GDR Global Depository Receipt


SECTOR                                % OF         VALUE
DIVERSIFICATION                     NET ASSETS    (NOTE 2)
---------------                     ----------    --------
Advertising Agency .............      3.79%      $  354,315
Airport Development ............      1.86%         174,284
Apparel Manufacturers ..........      2.22%         207,873
Automobile Parts ...............      2.05%         191,117
Banks ..........................      0.44%          41,370
Commercial Services ............      5.33%         498,551
Computer Hardware ..............      0.66%          61,603
Computer Services ..............      3.43%         320,619
Computer Software ..............      4.33%         404,858
Computer Systems ...............      0.10%           9,000
Consulting Services ............      0.52%          48,477
Data Services ..................      0.51%          47,759
Electrical Products ............      2.77%         258,865
Electronics ....................      1.32%         123,443
Electronics/Semiconductor ......      1.98%         184,927
Engineering ....................      2.87%         268,712
Financial Services .............      1.99%         185,792
Food Distributors ..............      2.33%         217,430
Gaming .........................      1.79%         167,623
Heavy Power Equipment ..........      1.39%         130,029
Hotels/Resorts .................      0.99%          92,673
Human Resources ................      1.45%         135,933
Insurance ......................      2.47%         230,948
Internet Data Processing .......      1.16%         108,000
Leisure Facilities .............      1.34%         125,393
Machinery ......................      1.57%         146,375
Medical-Biomedical/Gene ........      0.68%          63,234
Medical/Hospitals ..............      3.68%         343,583
Medical Products ...............      7.16%         669,181
Optical & Photo ................      0.00%             205
Publishing .....................      0.78%          72,863
Recycling ......................      1.43%         133,823
Retail .........................      9.93%         928,440
Schools ........................      4.37%         408,599
Semiconductor Equipment ........      2.36%         220,286
Ship Building ..................      1.84%         172,266
Specialty Printing .............      1.62%         151,816
Technology .....................      0.92%          85,832
Telecommunications/Wireless ....      1.43%         133,847
Toys ...........................      3.16%         295,534
Transportation Services ........      0.95%          88,405
Water Supply ...................      1.67%         155,691
Wholesale Distributors .........      2.10%         196,213
                                    ------       ----------
TOTAL INVESTMENTS ..............     94.74%       8,855,787
OTHER ASSETS AND LIABILITIES ...      5.26%         491,889
                                    ------       ----------
NET ASSETS .....................    100.00%      $9,347,676
                                    ======       ==========



40 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                                       VALUE
    SHARES                                                                            (NOTE 2)
    ------                                                                            --------
COMMON STOCKS -- 100.10%

                   BELGIUM - 1.50%
      543          Fortis.......................................................... $      9,686
                                                                                    ------------

                   DENMARK - 0.99%
      210          Novo Nordisk A/S, Class B.......................................        6,365
                                                                                    ------------

                   FINLAND - 2.11%
      400          Nokia Oyj.......................................................        5,342
      260          UPM-Kymmene Oyj.................................................        8,287
                                                                                    ------------
                                                                                          13,629
                                                                                    ------------

                   FRANCE - 10.89%
      310          Aventis S.A.....................................................       18,256
      200          CNP Assurances..................................................        7,522
      260          Essilor International S.A.......................................       10,224
      100          Pechiney S.A., Class A..........................................        3,662
      280          Television Francaise............................................        5,709
      175          TotalFinaElf S.A................................................       24,953
                                                                                    ------------
                                                                                          70,326
                                                                                    ------------

                   GERMANY - 5.14%
       65          AMB Generali Holding AG.........................................        5,121
      150          Deutsche Bank AG................................................        9,295
      135          Fresenius AG....................................................        4,369
       65          SAP AG..........................................................        5,005
      200          Siemens AG......................................................        9,426
                                                                                    ------------
                                                                                          33,216
                                                                                    ------------

                   HONG KONG - 1.90%
    2,200          China Mobile, Ltd.*.............................................        6,078
   16,450          Legend Group, Ltd...............................................        6,169
                                                                                    ------------
                                                                                          12,247
                                                                                    ------------

                   ISRAEL - 1.18%
      115          Teva Pharmaceutical Industries,
                   Ltd. ADR........................................................        7,625
                                                                                    ------------

                   ITALY - 5.76%
    1,145          Alleanza Assicurazioni..........................................        8,736
    1,010          Sanpaolo IMI S.p.A..............................................        8,389
    1,530          Telecom Italia S.p.A............................................       12,168
    2,090          UniCredito Italiano S.p.A.......................................        7,912
                                                                                    ------------
                                                                                          37,205
                                                                                    ------------

                   JAPAN - 21.68%
       30          Bellsystem24, Inc...............................................        6,465
    1,000          Canon, Inc......................................................       34,243
      300          FamilyMart Co., Ltd.............................................        7,237
      400          Honda Motor Co., Ltd............................................       16,935
      200          Hoya Corp.......................................................       12,550
    1,000          Kaneka Corp.....................................................        6,385
    1,000          Nomura Holdings, Inc............................................       13,183
        6          NTT DoCoMo, Inc.................................................       12,752
      500          Secom Co., Ltd..................................................       23,067
      200          Shin-Etsu Chemical Co.,.Ltd.....................................        7,220
                                                                                    ------------
                                                                                         140,037
                                                                                    ------------

                   KOREA - 1.62%
       76          Samsung Electronics Co., Ltd. GDR#..............................       10,488
                                                                                    ------------
                                                                                       VALUE
    SHARES                                                                            (NOTE 2)
    ------                                                                            --------
                   NETHERLANDS - 6.16%
      130          DSM N.V......................................................... $      5,671
       80          Gucci Group N.V................................................         7,151
      318          Koninklijke Numico Coupons*....................................             0
      218          Koninklijke Numico N.V.........................................         4,291
      443          Koninklijke (Royal) Philips
                   Electronics N.V................................................         8,863
      135          Royal Dutch Petroleum Co.......................................         6,090
      390          TPG N.V........................................................         7,691
                                                                                    ------------
                                                                                          39,757
                                                                                    ------------

                   SINGAPORE - 1.28%
    2,000          Datacraft Asia, Ltd. ADR.......................................         1,490
    1,000          DBS Group Holdings, Ltd........................................         6,800
                                                                                    ------------
                                                                                           8,290
                                                                                    ------------

                   SPAIN - 1.06%
      746          Telefonica, S.A.*..............................................         6,840
                                                                                    ------------

                   SWEDEN - 2.11%
      595          ForeningsSparbanken AB (Swedbank)..............................         6,465
    2,640          Skandia Forsakrings AB.........................................         7,171
                                                                                    ------------
                                                                                          13,636
                                                                                    ------------

                   SWITZERLAND - 9.09%
      130          Adecco S.A.....................................................         5,683
      107          Nestle S.A.....................................................        22,960
       59          Swiss Re.......................................................         4,168
      550          UBS AG*........................................................        25,913
                                                                                    ------------
                                                                                          58,724
                                                                                    ------------

                   TAIWAN - 0.46%
      360          Taiwan Semiconductor
                   Manufacturing Co., Ltd..ADR*...................................         2,941
                                                                                    ------------

                   UNITED KINGDOM - 27.17%
      600          British Sky Broadcasting Group Plc*............................         5,662
    1,205          Cadbury Schweppes Plc..........................................         8,719
    3,300          Centrica Plc...................................................         9,597
    3,700          Chubb Plc......................................................         7,612
    2,265          Compass Group Plc..............................................        11,510
      500          Exel Plc.......................................................         5,708
    1,039          GlaxoSmithKline Plc............................................        19,544
    5,350          Invensys Plc...................................................         6,373
    2,890          Lloyds TSB Group Plc...........................................        24,990
    2,225          National Grid Group Plc........................................        15,540
    1,730          P&0 Princess Cruises Plc.......................................        11,240
    2,720          Shell Transport & Trading Co., Plc.............................        18,240
      530          Shire Pharmaceuticals Group Plc*...............................         5,091
    9,591          Vodafone Group Plc.............................................        15,356
    1,395          WPP Group Plc..................................................        10,272
                                                                                    ------------
                                                                                         175,454
                                                                                    ------------

                   Total Common Stocks............................................       646,466
                   (Cost $625,450)                                                  ------------

----------
  *  Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
  # Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933


                                                  UNDISCOVERED MANAGERS FUNDS 41

                       See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                       VALUE
    SHARES                                                                            (NOTE 2)
    ------                                                                            --------
                   TOTAL INVESTMENTS - 100.10%
                   (Cost $625,450)................................................       646,466
                                                                                    ------------
                   NET OTHER ASSETS AND LIABILITIES - (0.10)%.....................  $       (644)
                                                                                    ------------
                   NET ASSETS - 100.00%...........................................  $    645,822
                                                                                    ============

----------
  *  Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
  # Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933

SECTOR                                       % OF                   VALUE
DIVERSIFICATION                            NET ASSETS              (NOTE 2)
---------------                            ----------              --------
Advertising Agency.........................    1.59%             $     10,272
Apparel Manufacturers......................    1.11%                    7,151
Auto Manufacturers.........................    2.62%                   16,936
Banks......................................   15.40%                   99,451
Cable Television...........................    1.76%                   11,370
Chemicals..................................    2.98%                   19,275
Commercial Services........................    1.00%                    6,465
Computers, Networks & Software.............    1.73%                   11,174
Courier Services...........................    1.19%                    7,691
Drugs......................................    9.48%                   61,250
Electronics................................   10.15%                   65,570
Energy & Utilities Natural Gas.............    1.49%                    9,597
Financial Services.........................    2.04%                   13,183
Food And Beverage..........................    7.35%                   47,479
Human Resources............................    0.88%                    5,683
Insurance..................................    5.07%                   32,718
Manufacturing Industries...................    2.45%                   15,799
Metals.....................................    0.57%                    3,661
Office/Business Equipment..................    5.30%                   34,243
Oil And Gas................................    7.63%                   49,283
Optical & Photo............................    3.53%                   22,775
Paper & Related Products...................    1.28%                    8,286
Retail.....................................    1.12%                    7,237
Semiconductors.............................    0.46%                    2,941
Telecommunications.........................    8.24%                   53,195
Telecommunications Equipment...............    1.06%                    6,833
Transportation.............................    0.88%                    5,708
Travel & Recreation........................    1.74%                   11,240
TOTAL INVESTMENTS..........................  100.10%                  646,466
                                             ------              ------------
OTHER ASSETS AND LIABILITIES...............   (0.10)%                    (644)
                                             ------              ------------
NET ASSETS.................................  100.00%             $    645,822
                                             ======              ============

42 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

                      This page intentionally left blank.


                                                  UNDISCOVERED MANAGERS FUNDS 43

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002

                                                                 Behavioral        Behavioral           REIT         Special Small
                                                                Growth Fund        Value Fund          Fund(a)          Cap Fund
                                                               --------------    --------------    --------------   --------------

ASSETS:
   Investments:
        Investments at cost ................................   $   64,464,772    $   28,864,086    $  109,142,036   $   10,095,640
        Net unrealized appreciation (depreciation) .........        5,871,884        (2,075,078)       16,398,932          717,055
                                                               --------------    --------------    --------------   --------------
           Total investments at value ......................       70,336,656        26,789,008       125,540,968       10,812,695
   Cash ....................................................          825,873         1,299,882         3,221,157          354,831
   Foreign currencies, at value (b) ........................               --                --                --               --
   Unrealized appreciation on foreign currency contracts ...               --                --                --               --
   Receivables:
        Investments sold ...................................           29,464            58,615           118,947               --
        Fund shares sold ...................................          301,758           191,769           280,710               --
        Dividends, interest, and foreign tax reclaims ......           14,921             8,414           164,849           11,333
   Due from Advisor ........................................               --                --                --               --
   Organization costs ......................................            2,120                --             2,132            2,105
   Prepaid expenses and other assets .......................            5,995             2,079             5,482            1,017
                                                               --------------    --------------    --------------   --------------
           Total Assets ....................................       71,516,787        28,349,767       129,334,245       11,181,981
                                                               --------------    --------------    --------------   --------------

LIABILITIES:
   Payables:
      Investments purchased ................................               --           237,789           628,215            3,893
      Fund shares redeemed .................................          100,478                --            64,174           17,115
      Unrealized depreciation on foreign currency
         contracts .........................................               --                --                --               --
      Investment advisory fees - net .......................           63,079            26,958            99,241           33,633
      Service and distribution fees ........................            1,869                --                --               --
      Administration fees ..................................           15,085             5,921            26,310            4,815
      Due to custodian .....................................            6,984             3,358             5,271            1,575
      Trustees .............................................           18,704             2,716            18,127           15,152
      Accrued expenses and other payables ..................           41,552            27,813            37,244           25,614
                                                               --------------    --------------    --------------   --------------
           Total Liabilities ...............................          247,751           304,555           878,582          101,797
                                                               --------------    --------------    --------------   --------------
NET ASSETS .................................................   $   71,269,036    $   28,045,212    $  128,455,663   $   11,080,184
                                                               ==============    ==============    ==============   ==============

NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ..........................   $  159,198,884    $   28,414,039    $  108,034,405   $    9,892,994
   Undistributed net investment income (loss) ..............               --              (180)        2,818,303               --
   Accumulated net realized gain (loss) on investments
      and foreign currency .................................      (93,801,732)        1,706,431         1,204,023          470,135
   Net unrealized appreciation (depreciation) on
      investments and foreign currency .....................        5,871,884        (2,075,078)       16,398,932          717,055
                                                               --------------    --------------    --------------   --------------
TOTAL NET ASSETS ...........................................   $   71,269,036    $   28,045,212    $  128,455,663   $   11,080,184
                                                               ==============    ==============    ==============   ==============

SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets ..............................................   $   64,968,177    $   28,045,212    $  128,455,663   $   11,080,184
   Shares of beneficial interest outstanding
      (unlimited shares authorized, no par value) ..........        5,320,961         1,609,759         8,379,523          793,430
                                                               --------------    --------------    --------------   --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
      PER SHARE ............................................   $        12.21    $        17.42    $        15.33   $        13.96
                                                               ==============    ==============    ==============   ==============
   Investor Class:
   Net Assets ..............................................   $    6,300,859               N/A               N/A              N/A
   Shares of beneficial interest outstanding (unlimited
      shares authorized, no par value) .....................          522,013               N/A               N/A              N/A
                                                               --------------    --------------    --------------   --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
      SHARE ................................................   $        12.07               N/A               N/A              N/A
                                                                ==============    ==============    ==============   ==============

----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Cost of foreign currencies for International Equity Fund is $16.


44 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                                                                        Small Cap
                                                                   Small Cap         Mid Cap          Merger &           Growth
                                                                  Value Fund       Value Fund     Acquisition Fund         Fund
                                                                --------------   --------------   ----------------   --------------

ASSETS:
   Investments:
        Investments at cost .................................   $  123,205,810   $    5,721,092    $      220,110    $   52,788,444
        Net unrealized appreciation (depreciation) ..........        4,018,330           63,855           (13,829)      (13,738,310)
                                                                --------------   --------------    --------------    --------------
           Total investments at value .......................      127,224,140        5,784,947           206,281        39,050,134
   Cash .....................................................        6,694,391          351,330            38,829           901,507
   Foreign currencies, at value (b) .........................               --               --                --                --
   Unrealized appreciation on foreign currency contracts ....               --               --                --                --
   Receivables:
        Investments sold ....................................               --            2,313             8,340                --
        Fund shares sold ....................................          742,073               --                --           871,038
        Dividends, interest, and foreign tax reclaims .......           77,864            7,642               242               588
   Due from Advisor .........................................               --               --               370                --
   Organization costs .......................................            2,105            2,120                --                --
   Prepaid expenses and other assets ........................            5,852              361                12             3,111
                                                                --------------   --------------    --------------    --------------
           Total Assets .....................................      134,746,425        6,148,713           254,074        40,826,378
                                                                --------------   --------------    --------------    --------------

LIABILITIES:
   Payables:
      Investments purchased .................................               --               --            22,746           321,453
      Fund shares redeemed ..................................           50,628               --                --             5,732
      Unrealized depreciation on foreign currency
         contracts ..........................................               --               --                --                --
      Investment advisory fees - net ........................          105,912            2,272                --            33,354
      Service and distribution fees .........................            7,502               --                --                --
      Administration fees ...................................           27,871            1,288                43             8,283
      Due to custodian ......................................            3,857            1,070             1,350             7,094
      Trustees ..............................................           16,501            1,748                13             2,153
      Accrued expenses and other payables ...................           42,369           24,052            22,187            29,830
                                                                --------------   --------------    --------------    --------------
           Total Liabilities ................................          254,640           30,430            46,339           407,899
                                                                --------------   --------------    --------------    --------------
NET ASSETS ..................................................   $  134,491,785   $    6,118,283    $      207,735    $   40,418,479
                                                                ==============   ==============    ==============    ==============

NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ...........................   $  130,201,871   $    6,119,464    $      213,900    $   60,190,563
   Undistributed net investment income (loss) ...............               --            8,865               786                --
   Accumulated net realized gain (loss) on investments
      and foreign currency ..................................          271,584          (73,901)            6,878        (6,033,774)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency ......................        4,018,330           63,855           (13,829)      (13,738,310)
                                                                --------------   --------------    --------------    --------------
TOTAL NET ASSETS ............................................   $  134,491,785   $    6,118,283    $      207,735    $   40,418,479
                                                                ==============   ==============    ==============    ==============

SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets ...............................................   $  108,157,117   $    6,118,283    $      207,735    $   40,418,479
   Shares of beneficial interest outstanding
      (unlimited shares authorized, no par value) ...........        6,383,964          493,230            17,106         6,682,630
                                                                --------------   --------------    --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
      PER SHARE .............................................   $        16.94   $        12.40    $        12.14    $         6.05
                                                                ==============   ==============    ==============    ==============
   Investor Class:
   Net Assets ...............................................   $   26,334,668              N/A               N/A               N/A
   Shares of beneficial interest outstanding (unlimited
      shares authorized, no par value) ......................        1,574,705              N/A               N/A               N/A
                                                                --------------   --------------    --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
      SHARE .................................................   $        16.72              N/A               N/A               N/A
                                                                ==============   ==============    ==============    ==============


                                                                 International      International
                                                                   Small Cap           Equity
                                                                  Equity Fund           Fund
                                                                 --------------    --------------

ASSETS:
   Investments:
        Investments at cost ..................................   $   14,477,652    $      625,450
        Net unrealized appreciation (depreciation) ...........       (5,621,865)           21,016
                                                                 --------------    --------------
           Total investments at value ........................        8,855,787           646,466
   Cash ......................................................          555,785                --
   Foreign currencies, at value (b) ..........................               --                18
   Unrealized appreciation on foreign currency contracts .....               35                --
   Receivables:
        Investments sold .....................................           24,652            82,849
        Fund shares sold .....................................            4,980                --
        Dividends, interest, and foreign tax reclaims ........           23,548            11,884
   Due from Advisor ..........................................               --             3,084
   Organization costs ........................................               --                --
   Prepaid expenses and other assets .........................              620                99
                                                                 --------------    --------------
           Total Assets ......................................        9,465,407           744,400
                                                                 --------------    --------------

LIABILITIES:
   Payables:
      Investments purchased ..................................               --                --
      Fund shares redeemed ...................................           71,754                --
      Unrealized depreciation on foreign currency
         contracts ...........................................               --                24
      Investment advisory fees - net .........................           16,753                --
      Service and distribution fees ..........................               --                --
      Administration fees ....................................            2,003               246
      Due to custodian .......................................            1,046            73,520
      Trustees ...............................................            1,337               774
      Accrued expenses and other payables ....................           24,838            24,014
                                                                 --------------    --------------
           Total Liabilities .................................          117,731            98,578
                                                                 --------------    --------------
NET ASSETS ...................................................   $    9,347,676    $      645,822
                                                                 ==============    ==============

NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ............................   $   19,494,056    $    4,086,388
   Undistributed net investment income (loss) ................          (12,531)            6,033
   Accumulated net realized gain (loss) on investments
      and foreign currency ...................................       (4,513,816)       (3,468,393)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency .......................       (5,620,033)           21,794
                                                                 --------------    --------------
TOTAL NET ASSETS .............................................   $    9,347,676    $      645,822
                                                                 ==============    ==============

SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets ................................................   $    9,347,676    $      645,822
   Shares of beneficial interest outstanding
      (unlimited shares authorized, no par value) ............        1,055,472            77,457
                                                                 --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
      PER SHARE ..............................................   $         8.86    $         8.34
                                                                 ==============    ==============
   Investor Class:
   Net Assets ................................................              N/A               N/A
   Shares of beneficial interest outstanding (unlimited
      shares authorized, no par value) .......................              N/A               N/A
                                                                 --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
      SHARE ..................................................              N/A               N/A
                                                                 ==============    ==============


----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Cost of foreign currencies for International Equity Fund is $16.


                                                  UNDISCOVERED MANAGERS FUNDS 45
                        See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the year ended August 31, 2002

                                                                 Behavioral        Behavioral           REIT          Special Small
                                                                Growth Fund        Value Fund          Fund(a)          Cap Fund
                                                               --------------    --------------    --------------    --------------

INVESTMENT INCOME:
   Dividends ...............................................   $      124,814    $      184,980    $    4,879,210    $      160,632
   Foreign taxes withheld on dividend income ...............               --              (393)               --              (358)
   Interest ................................................            9,597             8,806            21,109             3,846
                                                               --------------    --------------    --------------    --------------
   Total investment income .................................          134,411           193,393         4,900,319           164,120
                                                               --------------    --------------    --------------    --------------

EXPENSES:
   Investment advisory fees ................................          895,331           363,076         1,071,562           244,568
   Administration fees .....................................          235,613            86,447           255,134            37,056
   Custodian fees ..........................................           43,500            21,000            27,800             9,100
   Professional fees .......................................           65,485            38,885            65,271            31,085
   Transfer agent fees .....................................           80,000            35,000            56,800            29,000
   Trustees' fees ..........................................            7,500             2,700             7,800             1,250
   Reports to shareholders .................................           12,500             3,700             6,575             1,750
   Amortization of organization costs ......................            6,392                --             6,380             6,407
   Offering costs ..........................................           23,800            11,700            15,190            13,000
   Service and distribution fees - Investor Class ..........           26,360                --               141                --
   Other ...................................................           30,919             6,221            15,907             3,376
                                                               --------------    --------------    --------------    --------------
      Total expenses before waiver/reimbursement ...........        1,427,400           568,729         1,528,560           376,592
      Less: Waiver/reimbursement ...........................         (175,851)          (84,628)          (99,670)          (49,263)
                                                               --------------    --------------    --------------    --------------
      Total expenses net of waiver/reimbursement ...........        1,251,549           484,101         1,428,890           327,329
                                                               --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS) ...............................       (1,117,138)         (290,708)        3,471,429          (163,209)
                                                               --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments sold .....................................      (11,653,321)        1,828,661         1,741,676           615,049
      In-kind transactions .................................               --                --                --           975,237
      Foreign currency related transactions ................               --                --                --                --
   Net change in unrealized appreciation (depreciation)
      on:
      Investments ..........................................         (784,369)       (7,593,672)        4,093,450        (2,264,534)
      Foreign currency related transactions ................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS .............................................      (12,437,690)       (5,765,011)        5,835,126          (674,248)
                                                               --------------    --------------    --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ..................................   $  (13,554,828)   $   (6,055,719)   $    9,306,555    $     (837,457)
                                                               ==============    ==============    ==============    ==============

----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Includes interest expense of $1,125.


46 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                               Small Cap          Mid Cap            Merger &        Small Cap
                                                                 Value             Value           Acquisition        Growth
                                                                  Fund              Fund              Fund             Fund
                                                             --------------    --------------    --------------    --------------

INVESTMENT INCOME:
   Dividends .............................................   $      993,808    $       81,702    $        3,389    $       16,771
   Foreign taxes withheld on dividend income .............               --                --               (10)               --
   Interest ..............................................           74,476             5,220               282             8,484
                                                             --------------    --------------    --------------    --------------
   Total investment income ...............................        1,068,284            86,922             3,661            25,255
                                                             --------------    --------------    --------------    --------------

EXPENSES:
   Investment advisory fees ..............................        1,185,721            59,675             2,033           421,030
   Administration fees ...................................          282,314            15,704               535           110,797
   Custodian fees ........................................           23,200             6,500             8,100            43,000
   Professional fees .....................................           69,785            26,685            24,185            42,985
   Transfer agent fees ...................................           82,200            26,000            11,900            39,000
   Trustees' fees ........................................            8,500               490                16             3,300
   Reports to shareholders ...............................            9,000               500                20             4,300
   Amortization of organization costs ....................            6,408             6,392                --                --
   Offering costs ........................................           24,916            13,883               101            10,202
   Service and distribution fees - Investor Class ........           69,984                --                --                --
   Other .................................................           17,332             1,057                54             6,319
                                                             --------------    --------------    --------------    --------------
      Total expenses before waiver/reimbursement .........        1,779,360           156,886            46,944           680,933
      Less: Waiver/reimbursement .........................         (128,415)          (75,225)          (44,162)         (149,106)
                                                             --------------    --------------    --------------    --------------
      Total expenses net of waiver/reimbursement .........        1,650,945            81,661             2,782           531,827
                                                             --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS) .............................         (582,661)            5,261               879          (506,572)
                                                             --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments sold ...................................        1,522,997           (18,468)            6,786        (4,875,569)
      In-kind transactions ...............................               --                --                --                --
      Foreign currency related transactions ..............               --                --                --                --
   Net change in unrealized appreciation
    (depreciation) on:
      Investments ........................................       (5,989,506)         (211,448)          (14,868)      (10,617,240)
      Foreign currency related transactions ..............               --                --                --                --
                                                             --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS ...........................................       (4,466,509)         (229,916)           (8,082)      (15,492,809)
                                                             --------------    --------------    --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ................................   $   (5,049,170)   $     (224,655)   $       (7,203)   $  (15,999,381)
                                                             ==============    ==============    ==============    ==============
                                                              International
                                                                Small Cap       International
                                                                  Equity            Equity
                                                                   Fund              Fund
                                                             --------------    --------------

INVESTMENT INCOME:
   Dividends .............................................   $      123,155    $      108,385
   Foreign taxes withheld on dividend income .............          (17,668)           (5,079)
   Interest ..............................................            2,561               499
                                                             --------------    --------------
   Total investment income ...............................          108,048           103,805
                                                             --------------    --------------

EXPENSES:
   Investment advisory fees ..............................          121,628            17,084
   Administration fees ...................................           26,441             4,496
   Custodian fees ........................................           10,100            45,900
   Professional fees .....................................           28,585            24,985
   Transfer agent fees ...................................           24,500            22,411
   Trustees' fees ........................................              850               150
   Reports to shareholders ...............................            1,100               600
   Amortization of organization costs ....................               --                --
   Offering costs ........................................           11,337            10,820
   Service and distribution fees - Investor Class ........               --                --
   Other .................................................            2,778             2,156(b)
                                                             --------------    --------------
      Total expenses before waiver/reimbursement .........          227,319           128,602
      Less: Waiver/reimbursement .........................          (58,097)         (101,401)
                                                             --------------    --------------
      Total expenses net of waiver/reimbursement .........          169,222            27,201
                                                             --------------    --------------
NET INVESTMENT INCOME (LOSS) .............................          (61,174)           76,604
                                                             --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments sold ...................................       (1,470,793)       (1,382,936)
      In-kind transactions ...............................               --                --
      Foreign currency related transactions ..............           (9,461)           21,006
   Net change in unrealized appreciation
    (depreciation) on:
      Investments ........................................       (1,881,380)          757,965
      Foreign currency related transactions ..............            1,242               471
                                                             --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS ...........................................       (3,360,392)         (603,494)
                                                             --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ................................   $   (3,421,566)   $     (526,890)
                                                             ==============    ==============

----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Includes interest expense of $1,125.


                                                  UNDISCOVERED MANAGERS FUNDS 47
                        See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                  Behavioral Growth Fund(a)           Behavioral Value Fund
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                             August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                             ---------------   ---------------   ---------------   ---------------

NET ASSETS AT BEGINNING OF PERIOD .........................   $  114,308,271    $  285,024,593    $   34,828,193    $   21,014,915
                                                              --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
    Net investment income (loss) ..........................       (1,117,138)       (2,003,322)         (290,708)         (187,928)
    Net realized gain (loss) on investments, in-kind
       transactions and foreign currency transactions .....      (11,653,321)      (81,263,302)        1,828,661           733,841
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currency transactions ...         (784,369)      (51,603,485)       (7,593,672)        1,847,541
                                                              --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets resulting from
       operations .........................................      (13,554,828)     (134,870,109)       (6,055,719)        2,393,454
                                                              --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Institutional Class Shares:
       Net investment income ..............................               --                --                --                --
       Net realized gains .................................               --        (9,041,940)         (473,038)           (3,795)
    Investor Class Shares:
       Net investment income ..............................               --                --                --                --
       Net realized gains .................................               --          (701,639)               --                --
    C Class Shares:
       Net investment income ..............................               --                --                --                --
       Net realized gains .................................               --           (89,243)               --                --
                                                              --------------    --------------    --------------    --------------
    Total distributions to shareholders ...................               --        (9,832,822)         (473,038)           (3,795)
                                                              --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Institutional Class Shares:
       Proceeds from Shares issued ........................       25,559,728        76,606,559        14,718,555        14,933,474
       Issued to shareholders in reinvestment of
          distribution ....................................               --         8,812,603           437,078             3,397
       Cost of Shares redeemed ............................      (54,522,814)     (109,026,183)      (15,409,857)       (3,513,252)
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Institutional Class Share transactions ..........      (28,963,086)      (23,607,021)         (254,224)       11,423,619
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Proceeds from Shares issued ........................        2,217,444         3,120,865               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................               --           701,548               N/A               N/A
       Cost of Shares redeemed ............................       (2,738,765)       (4,873,772)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Investor Class Share transactions ...............         (521,321)       (1,051,359)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Proceeds from Shares issued ........................              N/A           405,125               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A            79,481               N/A               N/A
       Cost of Shares redeemed ............................              N/A        (1,839,617)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Decrease in net assets derived from C Class Share
          transactions ....................................              N/A        (1,355,011)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Increase (decrease) in net assets derived from
    capital share transactions ............................      (29,484,407)      (26,013,391)         (254,224)       11,423,619
                                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      (43,039,235)     (170,716,322)       (6,782,981)       13,813,278
                                                              --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................   $   71,269,036    $  114,308,271    $   28,045,212    $   34,828,193
                                                              ==============    ==============    ==============    ==============
Undistributed net investment income (loss) ................   $           --    $           --    $         (180)   $         (311)
                                                              --------------    --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Institutional Class Shares:
       Sold ...............................................        1,805,218         4,031,736           726,176           764,012
       Issued to shareholders in reinvestment of
          distribution ....................................               --           451,465            21,691               193
       Redeemed ...........................................       (3,824,650)       (5,802,364)         (792,258)         (177,767)
                                                              --------------    --------------    --------------    --------------
          Total Institutional Class transactions ..........       (2,019,432)       (1,319,163)          (44,391)          586,438
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Sold ...............................................          153,765           167,586               N/A               N/A
       Issued to shareholders in reinvestment of
          distributions ...................................               --            36,218               N/A               N/A
       Redeemed ...........................................         (198,433)         (268,608)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total Investor Class transactions ...............          (44,668)          (64,804)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Sold ...............................................              N/A            19,821               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A             4,146               N/A               N/A
       Redeemed ...........................................              N/A          (113,376)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total C Class transactions ......................              N/A           (89,409)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Net increase (decrease) in capital shares .................       (2,064,100)       (1,473,376)          (44,391)          586,438
                                                              ==============    ==============    ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class Shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class shares and all remaining Investor Class Shares were redeemed.


48 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                      REIT Fund(a,d)                  Special Small Cap Fund
                                                                Year Ended        Year Ended        Year Ended        Year Ended
                                                             August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                             ---------------   ---------------   ---------------   ---------------

NET ASSETS AT BEGINNING OF PERIOD .........................   $   80,113,299    $   45,321,351    $   21,300,333    $   19,268,458
                                                              --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
    Net investment income (loss) ..........................        3,471,429         2,463,929          (163,209)         (138,643)
    Net realized gain (loss) on investments, in-kind
       transactions and foreign currency transactions .....        1,741,676         1,871,806         1,590,286           504,915
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currency transactions ...        4,093,450         7,214,647        (2,264,534)        2,502,314
                                                              --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets resulting from
       operations .........................................        9,306,555        11,550,382          (837,457)        2,868,586
                                                              --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Institutional Class Shares:
       Net investment income ..............................       (2,302,185)       (1,634,024)               --           (79,583)
       Net realized gains .................................         (418,911)               --          (559,387)       (1,103,327)
    Investor Class Shares:
       Net investment income ..............................               --           (11,896)               --                --
       Net realized gains .................................               --                --                --                --
    C Class Shares:
       Net investment income ..............................               --           (12,123)               --                --
       Net realized gains .................................               --                --                --                --
                                                              --------------    --------------    --------------    --------------
    Total distributions to shareholders ...................       (2,721,096)       (1,658,043)         (559,387)       (1,182,910)
                                                              --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Institutional Class Shares:
       Proceeds from Shares issued ........................       74,360,431        36,370,997         4,876,699         1,345,646
       Issued to shareholders in reinvestment of
          distribution ....................................        2,718,352         1,627,083           556,139         1,179,517
       Cost of Shares redeemed ............................      (34,721,902)      (12,883,422)      (14,256,143)       (2,178,964)
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Institutional Class Share transactions ..........       42,356,881        25,114,658        (8,823,305)          346,199
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Proceeds from Shares issued ........................              272           265,092               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................               --            10,763               N/A               N/A
       Cost of Shares redeemed ............................         (600,248)          (97,244)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Investor Class Share transactions ...............         (599,976)          178,611               N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Proceeds from Shares issued ........................              N/A           118,379               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A             6,884               N/A               N/A
       Cost of Shares redeemed ............................              N/A          (518,923)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Decrease in net assets derived from C Class
          Share transactions ..............................              N/A          (393,660)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Increase (decrease) in net assets derived from
    capital share transactions ............................       41,756,905        24,899,609        (8,823,305)          346,199
                                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................       48,342,364        34,791,948       (10,220,149)        2,031,875
                                                              --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................   $  128,455,663    $   80,113,299    $   11,080,184    $   21,300,333
                                                              ==============    ==============    ==============    ==============
Undistributed net investment income (loss) ................   $    2,818,303    $    1,644,415    $           --    $           --
                                                              --------------    --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Institutional Class Shares:
       Sold ...............................................        5,075,275         2,760,638           306,795            93,670
       Issued to shareholders in reinvestment of
          distribution ....................................          192,928           125,160            37,858            91,365
       Redeemed ...........................................       (2,367,620)         (978,789)         (950,512)         (153,664)
                                                              --------------    --------------    --------------    --------------
          Total Institutional Class transactions ..........        2,900,583         1,907,009          (605,859)           31,371
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Sold ...............................................               20            20,120               N/A               N/A
       Issued to shareholders in reinvestment of
          distributions ...................................               --               829               N/A               N/A
       Redeemed ...........................................          (45,156)           (7,047)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total Investor Class transactions ...............          (45,136)           13,902               N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Sold ...............................................              N/A             9,381               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A               533               N/A               N/A
       Redeemed ...........................................              N/A           (40,289)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total C Class transactions ......................              N/A           (30,375)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Net increase (decrease) in capital shares .................        2,855,447         1,890,536          (605,859)           31,371
                                                              ==============    ==============    ==============    ==============


                                                                 Small Cap Value Fund(a)              Mid Cap Value Fund(b)
                                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                            August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                            ---------------   ---------------   ---------------   ---------------

NET ASSETS AT BEGINNING OF PERIOD .........................  $   82,139,238    $   34,769,672    $    6,002,925    $    5,405,170
                                                             --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
    Net investment income (loss) ..........................        (582,661)          (48,282)            5,261            37,534
    Net realized gain (loss) on investments, in-kind
       transactions and foreign currency transactions .....       1,522,997         3,347,350           (18,468)          223,480
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currency transactions ...      (5,989,506)        8,636,712          (211,448)          320,721
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets resulting from
       operations .........................................      (5,049,170)       11,935,780          (224,655)          581,735
                                                             --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Institutional Class Shares:
       Net investment income ..............................              --                --           (42,161)          (29,035)
       Net realized gains .................................      (2,116,866)       (1,741,711)         (181,372)         (185,320)
    Investor Class Shares:
       Net investment income ..............................              --                --                --                --
       Net realized gains .................................        (514,924)         (285,404)               --              (524)
    C Class Shares:
       Net investment income ..............................              --                --                --                --
       Net realized gains .................................              --           (39,402)               --                --
                                                             --------------    --------------    --------------    --------------
    Total distributions to shareholders ...................      (2,631,790)       (2,066,517)         (223,533)         (214,879)
                                                             --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Institutional Class Shares:
       Proceeds from Shares issued ........................      62,789,130        42,026,820           518,575           253,763
       Issued to shareholders in reinvestment of
          distribution ....................................       1,928,890         1,704,750           217,818           213,868
       Cost of Shares redeemed ............................     (23,409,736)       (8,324,599)         (172,847)         (210,682)
                                                             --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Institutional Class Share transactions ..........      41,308,284        35,406,971           563,546           256,949
                                                             --------------    --------------    --------------    --------------
    Investor Class Shares:
       Proceeds from Shares issued ........................      23,784,434         2,658,745               N/A                --
       Issued to shareholders in reinvestment of
          distribution ....................................         513,873           285,404               N/A               524
       Cost of Shares redeemed ............................      (5,573,084)         (382,868)              N/A           (26,574)
                                                             --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Investor Class Share transactions ...............      18,725,223         2,561,281               N/A           (26,050)
                                                             --------------    --------------    --------------    --------------
    C Class Shares:
       Proceeds from Shares issued ........................             N/A           460,944               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................             N/A            36,550               N/A               N/A
       Cost of Shares redeemed ............................             N/A          (965,443)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
       Decrease in net assets derived from C Class
          Share transactions ..............................             N/A          (467,949)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
Increase (decrease) in net assets derived from
    capital share transactions ............................      60,033,507        37,500,303           563,546           230,899
                                                             --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      52,352,547        47,369,566           115,358           597,755
                                                             --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................  $  134,491,785    $   82,139,238    $    6,118,283    $    6,002,925
                                                             ==============    ==============    ==============    ==============
Undistributed net investment income (loss) ................  $           --    $           --    $        8,865    $       42,146
                                                             --------------    --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Institutional Class Shares:
       Sold ...............................................       3,457,982         2,582,598            39,767            19,973
       Issued to shareholders in reinvestment of
          distribution ....................................         111,884           117,895            16,615            18,232
       Redeemed ...........................................      (1,329,391)         (506,117)          (14,682)          (17,172)
                                                             --------------    --------------    --------------    --------------
          Total Institutional Class transactions ..........       2,240,475         2,194,376            41,700            21,033
                                                             --------------    --------------    --------------    --------------
    Investor Class Shares:
       Sold ...............................................       1,345,168           166,179               N/A                --
       Issued to shareholders in reinvestment of
          distributions ...................................          30,121            19,861               N/A                44
       Redeemed ...........................................        (310,056)          (24,428)              N/A            (2,005)
                                                             --------------    --------------    --------------    --------------
          Total Investor Class transactions ...............       1,065,233           161,612               N/A            (1,961)
                                                             --------------    --------------    --------------    --------------
    C Class Shares:
       Sold ...............................................             N/A            30,748               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................             N/A             2,568               N/A               N/A
       Redeemed ...........................................             N/A           (61,755)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
          Total C Class transactions ......................             N/A           (28,439)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in capital shares .................       3,305,708         2,327,549            41,700            19,072
                                                             ==============    ==============    ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class Shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class shares and all remaining Investor Class Shares were redeemed.


                                                  UNDISCOVERED MANAGERS FUNDS 49
                        See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                            Merger & Acquisition Fund(c)        Small Cap Growth Fund(c)
                                                            Year Ended      Period Ended      Year Ended       Period Ended
                                                          August 31, 2002  August 31, 2001  August 31, 2002   August 31, 2001
                                                          ---------------  ---------------  ---------------   ---------------

NET ASSETS at beginning of period ......................   $      214,937   $           --   $   40,391,474    $           --
                                                           --------------   --------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income (loss) ........................              879            1,179         (506,572)         (173,120)
   Net realized gain (loss) on investments
      and foreign currency transactions ................            6,786           12,719       (4,875,569)         (829,380)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency transactions ....................          (14,868)           1,039      (10,617,240)       (3,121,070)
                                                           --------------   --------------   --------------    --------------
   Net increase (decrease) in net assets resulting
      from operations ..................................           (7,203)          14,937      (15,999,381)       (4,123,570)
                                                           --------------   --------------   --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Institutional Class Shares:
      Net investment income ............................             (705)            (474)              --                --
      Net realized gains ...............................          (12,720)              --         (155,770)               --
   Investor Class Shares:
      Net investment income ............................               --               --               --                --
      Net realized gains ...............................               --               --               --                --
   C Class Shares:
      Net investment income ............................               --               --               --                --
      Net realized gains ...............................               --               --               --                --
                                                           --------------   --------------   --------------    --------------
   Total distributions to shareholders .................          (13,425)            (474)        (155,770)               --
                                                           --------------   --------------   --------------    --------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
      Proceeds from Shares issued ......................               --          200,000       23,273,102        45,415,979
      Issued to shareholders in reinvestment of
         distributions .................................           13,426              474          155,558                --
      Cost of Shares redeemed ..........................               --               --       (7,246,504)         (900,935)
                                                           --------------   --------------   --------------    --------------
      Increase (decrease) in net assets derived from
         Institutional Class Share transactions ........           13,426          200,474       16,182,156        44,515,044
                                                           --------------   --------------   --------------    --------------
   Investor Class Shares:
      Proceeds from Shares issued ......................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Cost of Shares redeemed ..........................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
      Increase (decrease) in net assets derived from
         Investor Class Share transactions .............              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
   C Class Shares:
      Proceeds from Shares issued ......................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Cost of Shares redeemed ..........................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
      Decrease in net assets derived from C Class
         Share transactions ............................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
Increase (decrease) in net assets derived from
   capital share transactions ..........................           13,426          200,474       16,182,156        44,515,044
                                                           --------------   --------------   --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................           (7,202)         214,937           27,005        40,391,474
                                                           --------------   --------------   --------------    --------------
NET ASSETS AT END OF PERIOD ............................   $      207,735   $      214,937   $   40,418,479    $   40,391,474
                                                           ==============   ==============   ==============    ==============
Undistributed net investment income (loss) .............   $          786   $          705   $           --    $           --
                                                           --------------   --------------   --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Institutional Class Shares:
      Sold .............................................               --           16,000        2,840,978         4,793,178
      Issued to shareholders in reinvestment of
         distributions .................................            1,068               38           16,103                --
      Redeemed .........................................               --               --         (864,217)         (103,412)
                                                           --------------   --------------   --------------    --------------
         Total Institutional Class transactions ........            1,068           16,038        1,992,864         4,689,766
                                                           --------------   --------------   --------------    --------------
   Investor Class Shares:
      Sold .............................................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Redeemed .........................................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
         Total Investor Class transactions .............              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
   C Class Shares:
      Sold .............................................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Redeemed .........................................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
         Total C Class transactions ....................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
Net increase (decrease) in capital shares ..............            1,068           16,038        1,992,864         4,689,766
                                                           ==============   ==============   ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.


50 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                       International
                                                                   Small Cap Equity Fund           International Equity Fund(a)
                                                                Year Ended      Year Ended        Year ended        Year ended
                                                             August 31, 2002  August 31, 2001   August 31, 2002   August 31, 2001
                                                             ---------------  ---------------   ---------------   ---------------

NET ASSETS at beginning of period .........................   $   12,179,182   $   20,977,182    $    6,036,259    $   16,548,536
                                                              --------------   --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS:
   Net investment income (loss) ...........................          (61,174)          (2,215)           76,604             9,010
   Net realized gain (loss) on investments and
      foreign currency transactions .......................       (1,480,254)      (2,990,486)       (1,361,930)       (2,098,958)
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions ....       (1,880,138)      (6,943,492)          758,436        (1,568,109)
                                                              --------------   --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
      from operations .....................................       (3,421,566)      (9,936,193)         (526,890)       (3,658,057)
                                                              --------------   --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Institutional Class Shares:
      Net investment income ...............................               --               --           (48,507)               --
      Net realized gains ..................................               --         (846,932)               --          (719,726)
   Investor Class Shares:
      Net investment income ...............................               --               --                --                --
      Net realized gains ..................................               --               --                --                --
   C Class Shares:
      Net investment income ...............................               --               --                --                --
      Net realized gains ..................................               --               --                --            (8,731)
                                                              --------------   --------------    --------------    --------------
   Total distributions to shareholders ....................               --         (846,932)          (48,507)         (728,457)
                                                              --------------   --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
      Proceeds from Shares issued .........................        3,913,589        7,199,470         3,138,326        14,182,349
      Issued to shareholders in reinvestment of
         distributions ....................................               --          844,363            48,429           717,214
      Cost of Shares redeemed .............................       (3,323,529)      (6,058,708)       (8,001,795)      (20,941,396)
                                                              --------------   --------------    --------------    --------------
      Increase (decrease) in net assets derived from
         Institutional Class Share transactions ...........          590,060        1,985,125        (4,815,040)       (6,041,833)
                                                              --------------   --------------    --------------    --------------
   Investor Class Shares:
      Proceeds from Shares issued .........................              N/A              N/A               N/A               N/A
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A               N/A
      Cost of Shares redeemed .............................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
      Increase (decrease) in net assets derived from
         Investor Class Share transactions ................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
   C Class Shares:
      Proceeds from Shares issued .........................              N/A              N/A               N/A             1,250
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A             8,731
      Cost of Shares redeemed .............................              N/A              N/A               N/A           (93,911)
                                                              --------------   --------------    --------------    --------------
      Decrease in net assets derived from C Class
         Share transactions ...............................              N/A              N/A               N/A           (83,930)
                                                              --------------   --------------    --------------    --------------
Increase (decrease) in net assets derived from
      capital share transactions ..........................          590,060        1,985,125        (4,815,040)       (6,125,763)
                                                              --------------   --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................       (2,831,506)      (8,798,000)       (5,390,437)      (10,512,277)
                                                              --------------   --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................   $    9,347,676   $   12,179,182    $      645,822    $    6,036,259
                                                              ==============   ==============    ==============    ==============
Undistributed net investment income (loss) ................   $      (12,531)  $       (5,702)   $        6,033    $      (18,053)
                                                              --------------   --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Institutional Class Shares:
      Sold ................................................          375,279          443,062           320,337         1,048,682
      Issued to shareholders in reinvestment of
         distributions ....................................               --           51,549             4,569            48,757
      Redeemed ............................................         (319,397)        (389,218)         (780,543)       (1,483,520)
                                                              --------------   --------------    --------------    --------------
         Total Institutional Class transactions ...........           55,882          105,393          (455,637)         (386,081)
                                                              --------------   --------------    --------------    --------------
   Investor Class Shares:
      Sold ................................................              N/A              N/A               N/A               N/A
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A               N/A
      Redeemed ............................................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
         Total Investor Class transactions ................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
   C Class Shares:
      Sold ................................................              N/A              N/A               N/A                78
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A               601
      Redeemed ............................................              N/A              N/A               N/A            (7,530)
                                                              --------------   --------------    --------------    --------------
         Total C Class transactions .......................              N/A              N/A               N/A            (6,851)
                                                              --------------   --------------    --------------    --------------
Net increase (decrease) in capital shares .................           55,882          105,393          (455,637)         (392,932)
                                                              ==============   ==============    ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.


                                                  UNDISCOVERED MANAGERS FUNDS 51
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                                                                         BEHAVIORAL GROWTH FUND(C)
                                        -----------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS(1)
                                        -----------------------------------------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                        AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998
                                        ---------------   ---------------    ---------------    ---------------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ..  $        14.47    $        30.40     $        21.38     $        11.86    $        12.50
                                         --------------    --------------     --------------     --------------    --------------
Income from Investment Operations:
   Net investment income (loss) .......           (0.16)            (0.22)             (0.28)             (0.13)            (0.02)
   Net realized and unrealized gain
      (loss) on investments ...........           (2.10)           (14.57)              9.30               9.65             (0.62)
                                         --------------    --------------     --------------     --------------    --------------
   Total Income (Loss) from Investment
      Operations ......................           (2.26)           (14.79)              9.02               9.52             (0.64)
                                         --------------    --------------     --------------     --------------    --------------
Less Distributions:
   Dividends from net investment
      income ..........................            0.00              0.00               0.00               0.00              0.00
   Distributions from realized
      gains ...........................            0.00             (1.14)              0.00               0.00              0.00
                                         --------------    --------------     --------------     --------------    --------------
   Total Distributions ................            0.00             (1.14)              0.00               0.00              0.00
                                         --------------    --------------     --------------     --------------    --------------
Net increase (decrease) in net
   asset value ........................           (2.26)           (15.93)              9.02               9.52             (0.64)
                                         --------------    --------------     --------------     --------------    --------------
NET ASSET VALUE, END OF PERIOD ........  $        12.21    $        14.47     $        30.40     $        21.38    $        11.86
                                         ==============    ==============     ==============     ==============    ==============
TOTAL RETURN** ........................          (15.62)%          (49.63)%            42.19%             80.27%            (5.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...  $       64,968    $      106,195     $      263,268     $       94,075    $        5,254
Ratios to average net assets (+):
   Net investment income (loss)
      including reimbursement .........           (1.16)%           (1.16)%            (0.97)%            (0.72)%           (0.35)%*
   Operating expenses including
      reimbursement ...................            1.30%             1.30%              1.30%              1.30%             1.30%*
Portfolio turnover rate** .............              94%               97%                90%                72%               67%
   + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
     Had such actions not been taken, the ratios would have been as follows:
     Net investment income (loss) ....            (1.35)%           (1.29)%            (1.11)%            (1.26)%           (5.08)%*
     Operating expenses ..............             1.49%             1.43%              1.44%              1.84%             6.03%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


52 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                         BEHAVIORAL GROWTH FUND(C)
                                        -----------------------------------------------------------------------------------------
                                                                            INVESTOR CLASS(7)
                                        -----------------------------------------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                        AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998
                                        ---------------   ---------------    ---------------    ---------------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ...  $        14.32    $        30.21    $        21.31    $        11.85    $        14.74
                                          --------------    --------------    --------------    --------------    --------------
Income from Investment Operations:
   Net investment income (loss) ........           (0.21)            (0.28)            (0.38)            (0.20)             0.00(A)
   Net realized and unrealized gain
      (loss) on investments ............           (2.04)           (14.47)             9.28              9.66             (2.89)
                                          --------------    --------------    --------------    --------------    --------------
   Total Income (Loss) from
      Investment Operations ............           (2.25)           (14.75)             8.90              9.46             (2.89)
                                          --------------    --------------    --------------    --------------    --------------
Less Distributions:
    Dividends from net investment
       income ..........................            0.00              0.00              0.00              0.00              0.00
    Distributions from realized gains ..            0.00             (1.14)             0.00              0.00              0.00
                                          --------------    --------------    --------------    --------------    --------------
    Total Distributions ................            0.00             (1.14)             0.00              0.00              0.00
                                          --------------    --------------    --------------    --------------    --------------
Net increase (decrease) in net asset
   value ...............................           (2.25)           (15.89)             8.90              9.46             (2.89)
                                          --------------    --------------    --------------    --------------    --------------
NET ASSET VALUE, END OF PERIOD .........  $        12.07    $        14.32    $        30.21    $        21.31    $        11.85
                                          ==============    ==============    ==============    ==============    ==============
TOTAL RETURN** .........................          (15.71)%          (49.82)%           41.76%            79.83%           (19.61)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ....  $        6,301    $        8,114    $       19,077    $        4,590    $           40
Ratios to average net assets (+):
   Net investment income (loss)
      including reimbursement ..........           (1.51)%           (1.51)%           (1.32)%           (1.09)%           (0.35)%*
   Operating expenses including
      reimbursement ....................            1.65%             1.65%             1.65%             1.65%             1.30%*
Portfolio turnover rate** ..............              94%               97%               90%               72%               67%
   +  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:
      Net investment income (loss) .....           (1.70)%           (1.64)%           (1.49)%           (1.77)%           (5.43)%*
      Operating expenses ...............            1.84%             1.78%             1.82%             2.33%             6.38%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                                  UNDISCOVERED MANAGERS FUNDS 53
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                                                                      BEHAVIORAL VALUE FUND
                                               --------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS(2)
                                               --------------------------------------------------------------------------
                                                  YEAR ENDED        YEAR ENDED            YEAR ENDED        PERIOD ENDED
                                               AUGUST 31, 2002    AUGUST 31, 2001      AUGUST 31, 2000    AUGUST 31, 1999
                                               ---------------    ---------------      ---------------    ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ........   $        21.06     $        19.68       $        15.11     $        12.50
                                                --------------     --------------       --------------     --------------
Income from Investment Operations:
   Net investment income (loss) .............            (0.17)             (0.13)               (0.06)             (0.03)
   Net realized and unrealized gain
      (loss) on investments .................            (3.20)              1.51                 5.33               2.64
                                                --------------     --------------       --------------     --------------
   Total Income (Loss) from
      Investment Operations .................            (3.37)              1.38                 5.27               2.61
                                                --------------     --------------       --------------     --------------
Less Distributions:
   Dividends from net investment income .....             0.00               0.00                (0.06)              0.00
   Distributions from realized
      gains .................................            (0.27)             (0.00)(A)            (0.64)              0.00
                                                --------------     --------------       --------------     --------------
   Total Distributions ......................            (0.27)             (0.00)               (0.70)              0.00
                                                --------------     --------------       --------------     --------------
Net increase (decrease) in net
   asset value ..............................            (3.64)              1.38                 4.57               2.61
                                                --------------     --------------       --------------     --------------
NET ASSET VALUE, END OF PERIOD ..............   $        17.42     $        21.06       $        19.68     $        15.11
                                                ==============     ==============       ==============     ==============
TOTAL RETURN** ..............................           (16.16)%             7.03%               35.99%             20.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........   $       28,045     $       34,828       $       21,015     $        3,651
Ratios to average net assets (+):
   Net investment income (loss) including
      reimbursement .........................            (0.84)%            (0.66)%              (0.35)%            (0.35)%*
   Operating expenses including .............             1.40%              1.40%                1.40%              1.40%*
      reimbursement
Portfolio turnover rate** ...................               59%                36%                  54%                58%
   +  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:
      Net investment income (loss) ..........            (1.09)%            (0.95)%              (1.26)%            (6.84)%*
      Operating expenses ....................             1.65%              1.69%                2.31%              7.89%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


54 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                               REIT FUND(C,D)
                                          ---------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS(4)
                                          ---------------------------------------------------------------------------------------
                                            YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                         AUGUST 31, 2002    AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999   AUGUST 31, 1998
                                         ---------------    ---------------   ---------------   ---------------   ---------------


NET ASSET VALUE, BEGINNING OF PERIOD ..   $        14.50     $        12.47    $        11.19    $        10.64    $        12.50
                                          --------------     --------------    --------------    --------------    --------------
Income from Investment Operations:
   Net investment income (loss) .......             0.50               0.52              0.51              0.53              0.20
   Net realized and unrealized gain
      (loss) on investments ...........             0.80               1.91              1.26              0.30             (2.06)
                                          --------------     --------------    --------------    --------------    --------------
   Total Income (Loss) from
      Investment Operations ...........             1.30               2.43              1.77              0.83             (1.86)
                                          --------------     --------------    --------------    --------------    --------------
Less Distributions:
   Dividends from net investment
      income ..........................            (0.41)             (0.40)            (0.49)            (0.28)             0.00
   Distributions from realized
      gains ...........................            (0.06)              0.00              0.00              0.00              0.00
                                          --------------     --------------    --------------    --------------    --------------
   Total Distributions ................            (0.47)             (0.40)            (0.49)            (0.28)             0.00
                                          --------------     --------------    --------------    --------------    --------------
Net increase (decrease) in net
   asset value ........................             0.83               2.03              1.28              0.55             (1.86)
                                          --------------     --------------    --------------    --------------    --------------
NET ASSET VALUE, END OF PERIOD ........   $        15.33     $        14.50    $        12.47    $        11.19    $        10.64
                                          ==============     ==============    ==============    ==============    ==============
TOTAL RETURN** ........................             9.27%             19.83%            17.18%             7.84%           (14.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...   $      128,456     $       79,460    $       44,558    $       22,355    $        9,122
Ratios to average net assets (+):
   Net investment income (loss)
      including reimbursement .........             3.40%              3.90%             4.51%             4.86%             4.85%*
   Operating expenses including
      reimbursement ...................             1.40%              1.40%             1.40%             1.40%             1.40%*
Portfolio turnover rate** .............               33%                29%               64%               67%               52%
   +  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:
      Net investment income (loss) ....             3.30%              3.67%             4.01%             4.28%             1.63%*
      Operating expenses ..............             1.50%              1.63%             1.90%             1.98%             4.62%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                                  UNDISCOVERED MANAGERS FUNDS 55
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS


                                                                              SPECIAL SMALL CAP FUND
                                                   --------------------------------------------------------------------------------
                                                                              INSTITUTIONAL CLASS(5)
                                                   --------------------------------------------------------------------------------
                                                      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                   AUGUST 31, 2002  AUGUST 31, 2001 AUGUST 1, 2000  AUGUST 31, 1999 AUGUST 31, 1998
                                                   ---------------  --------------- --------------  --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $    15.22       $    14.09       $    12.83     $    10.40       $    12.50
                                                    ----------       ----------       ----------     ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ................        (0.17)           (0.08)            0.06          (0.06)           (0.03)
    Net realized and unrealized gain
        (loss) on investments ...................        (0.69)            2.09             1.20           2.49            (2.07)
                                                    ----------       ----------       ----------     ----------       ----------
    Total Income (Loss) from Investment Operations       (0.86)            2.01             1.26           2.43            (2.10)
                                                    ----------       ----------       ----------     ----------       ----------
Less Distributions:
    Dividends from net investment income ........         0.00            (0.06)            0.00           0.00             0.00
    Distributions from realized gains ...........        (0.40)           (0.82)            0.00           0.00             0.00
                                                    ----------       ----------       ----------     ----------       ----------
    Total Distributions .........................        (0.40)           (0.88)            0.00           0.00             0.00
                                                    ----------       ----------       ----------     ----------       ----------

Net increase (decrease) in net asset value ......        (1.26)            1.13             1.26           2.43            (2.10)
                                                    ----------       ----------       ----------     ----------       ----------

NET ASSET VALUE, END OF PERIOD ..................   $    13.96       $    15.22       $    14.09     $    12.83       $    10.40
                                                    ==========       ==========       ==========     ==========       ==========

TOTAL RETURN** ..................................        (5.77)%          15.43%            9.82%         23.37%          (16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .............   $   11,080       $   21,300       $   19,268     $   16,078       $   11,286
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement ...........................        (1.10)%          (0.70)%           0.44%         (0.52)%          (0.51)%*
    Operating expenses including reimbursement ..         2.20%            2.11%            1.20%          1.66%            1.70%*
Portfolio turnover rate** .......................           48%              21%              60%            42%               9%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ............        (1.44)%          (1.05)%           0.24%         (0.70)%          (3.13)%*
        Operating expenses ......................         2.54%            2.46%            1.40%          1.84%            4.32%*

----------

 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


56 UNDISCOVERED MANAGERS FUNDS
                       See Notes to Financial Statements


                                                                          SMALL CAP VALUE FUND(C)
                                                           ------------------------------------------------------
                                                                          INSTITUTIONAL CLASS(5)
                                                           ------------------------------------------------------
                                                              YEAR ENDED       YEAR ENDED           YEAR ENDED
                                                           AUGUST 31, 2002   AUGUST 31, 2001     AUGUST 31, 2000
                                                           ---------------   ---------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $     17.67       $     14.97         $     13.54
                                                            -----------       -----------         -----------

Income from Investment Operations:
    Net investment income (loss) ......................           (0.08)             0.00(A)             0.00(A)
    Net realized and unrealized gain
        (loss) on investments .........................           (0.16)             3.48                1.61
                                                            -----------       -----------         -----------
    Total Income (Loss) from Investment Operations.....           (0.24)             3.48                1.61
                                                            -----------       -----------         -----------
Less Distributions:
    Dividends from net investment income ..............            0.00              0.00                0.00
    Distributions from realized gains .................           (0.49)            (0.78)              (0.18)
                                                            -----------       -----------         -----------
    Total Distributions ...............................           (0.49)            (0.78)              (0.18)
                                                            -----------       -----------         -----------

Net increase (decrease) in net asset value.............           (0.73)             2.70                1.43)
                                                            -----------       -----------         -----------
NET ASSET VALUE, END OF PERIOD ........................     $     16.94       $     17.67         $     14.97
                                                            ===========       ===========         ===========

TOTAL RETURN** ........................................           (1.40)%           24.37%              12.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $   108,157       $    73,217         $    29,171
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement .................................           (0.45)%           (0.03)%              0.00%
    Operating expenses including reimbursement ........            1.40%             1.40%               1.40%
Portfolio turnover rate** .............................              31%               52%                 58%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ..................           (0.56)%           (0.32)%             (0.50)%
        Operating expenses ............................            1.51%             1.69%               1.90




                                                               SMALL CAP VALUE FUND(C)
                                                          --------------------------------
                                                                INSTITUTIONAL CLASS(5)
                                                          --------------------------------
                                                            YEAR ENDED      PERIOD ENDED
                                                          AUGUST 31, 1999  AUGUST 31, 1998
                                                          ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    10.90       $    12.50
                                                            ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ......................          (0.01)            0.00(A)
    Net realized and unrealized gain
        (loss) on investments .........................           2.72            (1.60)
                                                            ----------       ----------
    Total Income (Loss) from Investment Operations ....           2.71            (1.60)
                                                            ----------       ----------
Less Distributions:
    Dividends from net investment income ..............          (0.02)            0.00
    Distributions from realized gains .................          (0.05)            0.00
                                                            ----------       ----------
    Total Distributions ...............................          (0.07)            0.00
                                                            ----------       ----------
Net increase (decrease) in net asset value.............           2.64            (1.50)
                                                            ----------       ----------
NET ASSET VALUE, END OF PERIOD ........................     $    13.54       $    10.90
                                                            ==========       ==========

TOTAL RETURN** ........................................          24.89%          (12.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $   20,038       $   13,849
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement .................................          (0.11)%           0.15%*
    Operating expenses including reimbursement ........           1.40%            1.40%
Portfolio turnover rate** .............................             56%              10%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ..................          (0.85)%          (3.32)%
        Operating expenses ............................           2.14%            4.87%

----------

 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                               UNDISCOVERED MANAGERS FUNDS 57
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS


                                                                       SMALL CAP VALUE FUND(C)
                                                         ---------------------------------------------------
                                                                         INVESTOR CLASS(7)
                                                         ---------------------------------------------------
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                         AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000
                                                         ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................  $     17.51       $     14.89       $     13.52
                                                          -----------       -----------       -----------
Income from Investment Operations:
    Net investment income (loss) .......................        (0.14)            (0.06)            (0.06)
    Net realized and unrealized gain (loss)
        on investments .................................        (0.16)             3.46              1.61
                                                          -----------       -----------       -----------
    Total Income (Loss) from Investment Operations .....        (0.30)             3.40              1.55
                                                          -----------       -----------       -----------
Less Distributions:
    Dividends from net investment income ...............         0.00              0.00              0.00
    Distributions from realized gains ..................        (0.49)            (0.78)            (0.18)
                                                          -----------       -----------       -----------
    Total Distributions ................................        (0.49)            (0.78)            (0.18)
                                                          -----------       -----------       -----------
Net increase (decrease) in net asset value .............        (0.79)             2.62              1.37
                                                          -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD .........................  $     16.72       $     17.51       $     14.89
                                                          ===========       ===========       ===========

TOTAL RETURN** .........................................        (1.76)%           23.94%            11.65%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ....................  $    26,335       $     8,922       $     5,179
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement ..................................        (0.80)%           (0.38)%           (0.48)%
    Operating expenses including reimbursement .........         1.75%             1.75%             1.75%
Portfolio turnover rate** ..............................           31%               52%               58%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ...................        (0.91)%           (0.67)%           (1.10)%
        Operating expenses .............................         1.86%             2.04%             2.37%



                                                            SMALL CAP VALUE FUND(C)
                                                     -------------------------------------
                                                               INVESTOR CLASS(7)
                                                     -------------------------------------
                                                          YEAR ENDED       YEAR ENDED
                                                       AUGUST 31, 1999   AUGUST 31, 1998
                                                       ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............      $    10.91     $    13.45
                                                         ----------     ----------
Income from Investment Operations:
    Net investment income (loss) ..................           (0.07)          0.00(A)
    Net realized and unrealized gain (loss)
        on investments ............................            2.74          (2.54)
                                                         ----------     ----------
    Total Income (Loss) from Investment Operations             2.67          (2.54)
                                                         ----------     ----------
Less Distributions:
    Dividends from net investment income ..........           (0.01)          0.00
    Distributions from realized gains .............           (0.05)          0.00
                                                         ----------     ----------
    Total Distributions ...........................           (0.06)          0.00
                                                         ----------     ----------
Net increase (decrease) in net asset value ........            2.61          (2.54)
                                                         ----------     ----------
NET ASSET VALUE, END OF PERIOD ....................      $    13.52     $    10.91
                                                         ==========     ==========

TOTAL RETURN** ....................................           24.51%        (18.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...............      $      957     $       31
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement .............................           (0.50)%         0.15%*
    Operating expenses including reimbursement ....            1.75%          1.40%*
Portfolio turnover rate** .........................              56%            10%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ..............           (1.43)%        (3.67)%*
        Operating expenses ........................            2.68%          5.22%*

----------

  *    Annualized

 **    For periods less than one year, percentages are not annualized.

 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

 (2)   The Fund commenced investment operations on December 28, 1998.

 (3)   The Fund commenced investment operations on October 2, 2000.

 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

 (6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

 (7)   The Fund's Investor Class commenced investment operations on July 31,
       1998.

 (A)   Represents less than $0.005 per share.

 (B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

 (D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.



     PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

58 UNDISCOVERED MANAGERS FUNDS
                       See Notes to Financial Statements


                                                                              MID CAP VALUE FUND(B)
                                               ------------------------------------------------------------------------------------
                                                                              INSTITUTIONAL CLASS(1)
                                               ------------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                               AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999   AUGUST 31, 1998
                                               ---------------  ---------------  ---------------  ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ........      $   13.29     $    12.50       $    12.48          $     9.76       $    12.50
                                                   ---------     ----------       ----------          ----------       ----------
Income from Investment Operations:
  Net investment income (loss) ..............           0.01           0.09             0.11                0.06             0.03
  Net realized and unrealized gain (loss)
    on investments ..........................          (0.41)          1.22             0.58                2.86            (2.77)
                                                   ---------     ----------       ----------          ----------       ----------
  Total Income (Loss) from Investment Operations       (0.40)          1.31             0.69                2.92            (2.74)
                                                   ---------     ----------       ----------          ----------       ----------
Less Distributions:
  Dividends from net investment income ......          (0.09)         (0.07)           (0.08)              (0.08)            0.00
                                                   ---------     ----------       ----------          ----------       ----------
  Distributions from realized gains .........          (0.40)         (0.45)           (0.59)              (0.12)            0.00
                                                   ---------     ----------       ----------          ----------       ----------
  Total Distributions .......................          (0.49)         (0.52)           (0.67)              (0.20)            0.00
                                                   ---------     ----------       ----------          ----------       ----------
Net increase (decrease) in net asset value ..          (0.89)          0.79             0.02                2.72            (2.74)
                                                   ---------     ----------       ----------          ----------       ----------
NET ASSET VALUE, END OF PERIOD ..............      $   12.40     $    13.29       $    12.50          $    12.48       $     9.76
                                                   =========     ==========       ==========          ==========       ==========
TOTAL RETURN** ..............................          (3.17)%        10.99%            5.99%              30.11%          (21.92)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........      $   6,118      $   6,003       $    5,381           $   1,628       $      925
Ratios to average net assets (+):
  Net investment income (loss) including
    reimbursement ...........................           0.08%          0.69%            1.10%               0.45%            0.58%
  Operating expenses including reimbursement.           1.30%          1.30%            1.30%               1.30%            1.30%*
Portfolio turnover rate** ...................             34%            42%             112%                 74%              74%
  + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
    Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ...........           (1.12)%        (1.00)%          (1.45)%              (4.18)%        (15.16)%*
    Operating expenses .....................            2.50%          2.99%            3.85%                5.93%          17.04%*

----------

  *    Annualized

 **    For periods less than one year, percentages are not annualized.

 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

 (2)   The Fund commenced investment operations on December 28, 1998.

 (3)   The Fund commenced investment operations on October 2, 2000.

 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

 (6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

 (7)   The Fund's Investor Class commenced investment operations on July 31,
       1998.

 (A)   Represents less than $0.005 per share.

 (B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

 (D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.


                                                  UNDISCOVERED MANAGERS FUNDS 59
                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS


                                                             MERGER & ACQUISITION FUND           SMALL CAP GROWTH FUND
                                                         --------------------------------   --------------------------------
                                                               INSTITUTIONAL CLASS(3)            INSTITUTIONAL CLASS(3)
                                                         --------------------------------   --------------------------------
                                                            YEAR ENDED      PERIOD ENDED       YEAR ENDED     PERIOD ENDED
                                                         AUGUST 31, 2002  AUGUST 31, 2001   AUGUST 31, 2002  AUGUST 31, 2001
                                                         ---------------  ---------------   ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    13.40       $    12.50        $     8.61       $    12.50
                                                            ----------       ----------        ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ......................           0.05             0.07             (0.09)           (0.08)
    Net realized and unrealized gain
        (loss) on investments .........................          (0.48)            0.86             (2.44)           (3.81)
                                                            ----------       ----------        ----------       ----------
    Total Income (Loss) from Investment Operations.....          (0.43)            0.93             (2.53)           (3.89)
                                                            ----------       ----------        ----------       ----------
Less Distributions:
    Dividends from net investment income ..............          (0.04)           (0.03)             0.00             0.00
    Distributions from realized gains .................          (0.79)            0.00             (0.03)            0.00
                                                            ----------       ----------        ----------       ----------
    Total Distributions ...............................          (0.83)           (0.03)            (0.03)            0.00
                                                            ----------       ----------        ----------       ----------
Net increase (decrease) in net asset value ............          (1.26)            0.90             (2.56)           (3.89)
                                                            ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD ........................     $    12.14       $    13.40        $     6.05       $     8.61
                                                            ==========       ==========        ==========       ==========
TOTAL RETURN** ........................................          (3.36)%           7.46%           (29.50)%         (31.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $      208       $      215        $   40,418       $   40,391
Ratios to average net assets (+):
    Net investment income (loss)
        including reimbursement .......................           0.41%            0.62%*           (1.14)%          (0.88)%*
    Operating expenses including
        reimbursement .................................           1.30%            1.30%*            1.20%            1.20%*
Portfolio turnover rate** .............................            227%             250%              133%             127%
    + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:

      Net investment income (loss) .......                      (20.23)%         (19.41)%*          (1.48)%          (1.51)%*
      Operating expenses ..................                      21.94%           21.33%*            1.54%            1.83%*

----------
 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

       PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


60 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements


                                                                           INTERNATIONAL SMALL CAP EQUITY FUND
                                                         ---------------------------------------------------------------------
                                                                                  INSTITUTIONAL CLASS(6)
                                                         ---------------------------------------------------------------------
                                                            YEAR ENDED        YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                         AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000  AUGUST 31, 1999
                                                         ---------------   ---------------    ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    12.18       $    23.46         $    15.13       $    12.50
                                                            ----------       ----------         ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ......................          (0.06)            0.00(A)           (0.15)           (0.02)
    Net realized and unrealized gain
        (loss) on investments .........................          (3.26)          (10.29)              8.68             2.65
                                                            ----------       ----------         ----------       ----------
    Total Income (Loss) from Investment Operations ....          (3.32)          (10.29)              8.53             2.63
                                                            ----------       ----------         ----------       ----------
Less Distributions:
    Dividends from net investment income ..............           0.00             0.00               0.00             0.00
    Distributions from realized gains .................           0.00            (0.99)             (0.20)            0.00
                                                            ----------       ----------         ----------       ----------
    Total Distributions ...............................           0.00            (0.99)             (0.20)            0.00
                                                            ----------       ----------         ----------       ----------
Net increase (decrease) in net asset value ............          (3.32)          (11.28)              8.33             2.63
                                                            ----------       ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD ........................     $     8.86       $    12.18         $    23.46       $    15.13
                                                            ==========       ==========         ==========       ==========
TOTAL RETURN** ........................................         (27.26)%         (44.94)%            56.70%           21.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $    9,348       $   12,179         $   20,977       $    6,768
Ratios to average net assets (+):
    Net investment income (loss)
        including reimbursement .......................          (0.58)%          (0.01)%            (0.65)%          (0.22)%*
    Operating expenses including
        reimbursement .................................           1.60%            1.60%              1.60%            1.60%*
Portfolio turnover rate** .............................             23%              26%                20%              52%
    + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:

      Net investment income (loss) ....................          (1.13)%          (0.40)%            (1.23)%          (2.35)%*
      Operating expenses ..............................           2.15%            1.99%              2.18%            3.73%*





                                                                                INTERNATIONAL EQUITY FUND(C)
                                                         ---------------------------------------------------------------------
                                                                                  INSTITUTIONAL CLASS(6)
                                                         ---------------------------------------------------------------------
                                                            YEAR ENDED        YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                         AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000  AUGUST 31, 1999
                                                         ---------------   ---------------    ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    11.32          $    17.87       $    14.13         $    12.50
                                                            ----------          ----------       ----------         ----------
Income from Investment Operations:
    Net investment income (loss) ......................           0.45                0.01             0.00(A)            0.09
    Net realized and unrealized gain
        (loss) on investments .........................          (3.13)              (5.30)            3.99               1.54
                                                            ----------          ----------       ----------         ----------
    Total Income (Loss) from Investment Operations ....          (2.68)              (5.29)            3.99               1.63
                                                            ----------          ----------       ----------         ----------
Less Distributions:
    Dividends from net investment income ..............          (0.30)               0.00            (0.25)              0.00
    Distributions from realized gains .................           0.00               (1.26)            0.00               0.00
                                                            ----------          ----------       ----------         ----------
    Total Distributions ...............................          (0.30)              (1.26)           (0.25)              0.00
                                                            ----------          ----------       ----------         ----------
Net increase (decrease) in net asset value ............          (2.98)              (6.55)            3.74               1.63
                                                            ----------          ----------       ----------         ----------
NET ASSET VALUE, END OF PERIOD ........................     $     8.34          $    11.32       $    17.87         $    14.13
                                                            ==========          ==========       ==========         ==========

TOTAL RETURN** ........................................         (24.26)%            (31.20)%          28.26%             13.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $      646          $    6,036       $   16,427         $    5,566
Ratios to average net assets (+):
    Net investment income (loss)
        including reimbursement .......................           4.30%               0.10%           (0.02)%             1.08%*
    Operating expenses including
        reimbursement .................................           1.45%(E)            1.45%            1.45%              1.45%*
Portfolio turnover rate** .............................            175%                 50%              24%                10%
    + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:

      Net investment income (loss) ....................          (1.40)%             (0.90)%          (0.92)%            (1.07)%*
      Operating expenses ..............................           7.15%(E)            2.45%            2.35%              3.60%*

----------
 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

       PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                                  UNDISCOVERED MANAGERS FUNDS 61
                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


1. ORGANIZATION

Undiscovered Managers Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust currently consists of ten separately managed funds advised by Undiscovered Managers, LLC (the "Adviser"). The accompanying financial statements and financial highlights are those of Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers REIT Fund ("REIT Fund"), Undiscovered Managers Special Small Cap Fund ("Special Small Cap Fund"), Undiscovered Managers Small Cap Value Fund ("Small Cap Value Fund"), Undiscovered Managers Mid Cap Value Fund ("Mid Cap Value Fund"), formerly Undiscovered Managers Hidden Value Fund, UM Merger & Acquisition Fund ("Merger & Acquisition Fund"), UM Small Cap Growth Fund ("Small Cap Growth Fund"), UM International Small Cap Equity Fund ("International Small Cap Equity Fund"), and UM International Equity Fund ("International Equity Fund"), each a "Fund," and collectively, the "Funds." Each Fund is a diversified fund except for Special Small Cap Fund and REIT Fund, which are non-diversified.

Behavioral Growth Fund, Behavioral Value Fund, Small Cap Value Fund, Small Cap Growth Fund and International Equity Fund are authorized to issue two classes of shares (Institutional Class shares and Investor Class shares). Currently only Behavioral Growth Fund and Small Cap Value Fund have Investor Class Shares outstanding. REIT Fund, Special Small Cap Fund, Mid Cap Value Fund, Merger & Acquisition Fund and International Small Cap Equity Fund are authorized to issue only Institutional Class shares. Each share of a particular Fund represents an interest in the assets of the relevant Fund and has identical dividend, liquidation and other rights as the other shares of the Fund, except that, in the case of a Fund with multiple classes of shares, certain expenses may be incurred by the one class of shares which may result in differences in dividend and liquidation values. Each share of a Fund has one vote, with fractional shares voting proportionally. On any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote will vote together irrespective of Fund or class unless the rights of a particular Fund or class would be adversely affected by the vote, in which case a separate vote of that Fund or class will be required to decide the question. Each class of shares bears its own proportional share of fund level expenses with the Investor Class shares also bearing a service and distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Domestic and foreign investments in securities which are traded on a recognized stock exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, or in the case of over-the-counter securities not traded on a recognized stock exchange or on the NASDAQ National Market System, at the last bid price. Short-term obligations that mature in sixty days or less are valued at amortized cost, which approximates market value. All other securities for which market quotations are not readily available (including restricted securities, if any) and all other assets are appraised at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, commitments under forward foreign currency contracts, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of each business day, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on

62 UNDISCOVERED MANAGERS FUNDS
the respective dates of such transactions. The applicable Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates from the changes in the market price of securities. Unrealized gains and losses on other assets and liabilities, which result from changes in foreign exchange rates, have been included in net unrealized appreciation/ (depreciation) on foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts: International Small Cap Equity Fund and International Equity Fund may participate in forward currency exchange contracts, but such participation will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of the default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method on the date that security is sold. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Accordingly, no provisions for U.S. federal income taxes have been made in the accompanying financial statements.

Classes: For each Fund, any class-specific expenses are borne by the relevant class. Income, non-class specific expenses and realized and unrealized gains (losses) are allocated to the respective classes on the basis of relative net assets.

Expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated based upon the relative net assets of each Fund.

Cash: The Fund's uninvested cash balances are swept daily into an interest-bearing account at the custodial bank. Cash overdrafts are recorded as due to custodian on the statement of assets and liabilities and bear interest at a market rate.

Organization Costs: Organization costs are being amortized on a straight-line basis over five years for Behavioral Growth Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund and Mid Cap Value Fund.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dis-


                                                  UNDISCOVERED MANAGERS FUNDS 63

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


pose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The value of the collateral is monitored daily.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION AND OTHER FEES

For each Fund, the Trust and the Adviser are parties to a management agreement under which the Adviser provides services for a fee, computed daily and paid at least quarterly, at the following annual percentage rates based on the average daily net assets of each Fund: 0.95% for Behavioral Growth Fund, 1.05% for Behavioral Value Fund, 1.05% for REIT Fund, 0.65% to 1.65% (depending on the investment performance of the Fund) for Special Small Cap Fund, 1.05% for Small Cap Value Fund, 0.95% for Mid Cap Value Fund, 0.95% for Merger & Acquisition Fund, 0.95% for Small Cap Growth Fund, 1.15% for International Small Cap Equity Fund, and 0.95% for International Equity Fund.

The advisory fee rate for Special Small Cap Fund is determined by adding to (or subtracting from) 1.15%, one-fifth of the number of basis points by which the total return of the Fund (excluding expenses) during the one-year period ending at the end of a calendar quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed an annual rate of 1.65% nor be less than the annual rate of 0.65%. For the year ended August 31, 2002, the advisory fee was accrued at the rate of 1.65%.

The Adviser has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class and Investor Class shares in order to limit such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses) to the following annual percentage rates of the average daily net assets of such Fund's Institutional Class and Investor Class shares, subject to the obligation of each class of a Fund to repay the Adviser such class' deferred fees and expenses in future years, if any, when such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses), fall below the stated percentage rate, but only to the extent that such repayment would not cause such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Fund's repayment obligations extend until two years after the end of the fiscal year in which the expenses were incurred): 1.30% and 1.65% for Behavioral Growth Fund's Institutional Class and Investor Class Shares, respectively; 1.40% for Behavioral Value Fund's Institutional Class shares; 1.40% for REIT Fund's Institutional Class Shares; the sum of 0.55% plus the advisory fee rate for the year in question for Special Small Cap Fund's Institutional Class shares; 1.40% and 1.75% for Small Cap Value Fund's Institutional Class and Investor Class shares, respectively; 1.30% for Mid Cap Value Fund's Institutional Class shares; 1.30% for Merger & Acquisition Fund's Institutional Class shares; 1.20% for Small Cap Growth Fund's Institutional Class shares; 1.60% for International Small Cap Equity Fund's Institutional Class shares; and 1.45% for International Equity Fund's Institutional Class shares.

For the year ended August 31, 2002, the Adviser reduced its fees and bore expenses pursuant to this contractual obligation. Such amounts are subject to recoupment through the end of the Trust's fiscal year ending August 31, 2005. Additionally, the Adviser reduced its fees and bore expenses pursuant to this obligation in prior years that are subject to recoupment through the Trust's fiscal years ending 2003 and 2004. Total amounts subject to recoupment as of August 31, 2002 are as follows: $609,097, $239,759, $374,851, $136,003,
$401,860, $246,483, $81,962, $272,429, $175,882, and $279,181, for Behavioral
Growth Fund, Behavioral Value Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund, Mid Cap Value Fund, Merger & Acquisition Fund, Small Cap Growth Fund, International Small Cap Equity Fund, and International Equity Fund, respectively.


64 UNDISCOVERED MANAGERS FUNDS

The Adviser has entered into various sub-advisory agreements pursuant to which the Adviser shall pay each sub- adviser an annual fee at the following rates:




                                                               FEE RATE AS % OF FUND'S
FUND                          SUB-ADVISER                      AVERAGE DAILY NET ASSETS
Behavioral Growth Fund        Fuller & Thaler Asset            0.60% of the first $200 million
                              Management, Inc.                 0.55% of the next $100 million
                                                               0.50% in excess of $300 million

Behavioral Value Fund         Fuller & Thaler Asset            0.70% of the first $200 million
                              Management, Inc.                 0.65% of the next $100 million
                                                               0.60% in excess of $300 million

REIT Fund                     Bay Isle Financial LLC           0.70% of the first $200 million
                                                               0.65% of the next $100 million
                                                               0.60% in excess of $300 million

Special Small Cap Fund        Kestrel Investment
                              Management Corporation           0.30% - 1.30%*

Small Cap Value Fund          J.L. Kaplan Associates, LLC      0.70% of the first $200 million
                                                               0.65% of the next $100 million
                                                               0.60% in excess of $300 million

Mid Cap Value Fund            J.L. Kaplan Associates, LLC      0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% in excess of $300 million

Merger & Acquisition Fund     J.L. Kaplan Associates, LLC      0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% in excess of $300 million

Small Cap Growth Fund         Mazama Capital Management, Inc.  0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% in excess of $300 million

International Small Cap       Nordea Investment Management     0.80% of the first $200 million
Equity Fund                   North America, Inc.              0.75% of the next $100 million
                                                               0.70% in excess of $300 million

International Equity Fund     Nordea Investment Management     0.60% of the first $200 million
                              North America, Inc.              0.55% of the next $100 million
                                                               0.50% in excess of $300 million


* Sub-advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund.

The Trust and the Adviser have entered into an Administrative Services Agreement, pursuant to which the Adviser has agreed to provide each Fund all administrative services. Under the Administrative Services Agreement, each Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

The Trust has adopted a Service and Distribution Plan with respect to its Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investor Class 12b-1 Plan"). Under the Investor Class

                                                  UNDISCOVERED MANAGERS FUNDS 65

NOTES TO FINANCIAL STATEMENTS
August 31, 2002



12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Investor Class 12b-1 Plan with respect to each Fund authorized to issue Investor Class shares will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares.

Prior to its implementation of the Investor Class 12b-1 Plan, Behavioral Growth Fund and Small Cap Value Fund had a Shareholder Servicing Plan relating to Investor Class Shares (the "Shareholder Servicing Plan"). Pursuant to the Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, paid to the Adviser, as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity that from time to time acted as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services provided to Investor Class shareholders, at an annual rate that did not to exceed 0.35% of a Fund's average daily net assets attributable to such Fund's Investor Class shares.

The Bank of New York is the custodian for all the Funds. PFPC Distributors, Inc. acts as the distributor for the Funds.

4. TRUSTEES' COMPENSATION

Certain officers of the Trust are affiliated with the Adviser. The Trust does not compensate any officers or any trustees who are affiliated with the Adviser. The Trust pays each unaffiliated trustee an annual retainer of $10,000. Each unaffiliated Trustee may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that would have resulted had the fees been invested in one or more of the Funds (selected in advance by the Trustee) on the normal payment date for such fees. This change in value is recorded as a decrease or increase in trustees' fees in the Statements of Operations. The Trust did not compensate any officer of the Trust during the Trust's fiscal year ended August 31, 2002.

5. INVESTMENT TRANSACTIONS

Aggregate purchases and proceeds from sales of investment securities (other than U.S. Government obligations and short-term investments) for the fiscal year ended August 31, 2002 are:



                                               AGGREGATE      PROCEEDS FROM
FUND                                           PURCHASES          SALES
Behavioral Growth Fund                       $ 87,488,253     $116,973,151
Behavioral Value Fund                          20,021,795       20,793,375
REIT Fund                                      75,411,851       33,278,778
Special Small Cap Fund                          6,937,892       16,122,994
Small Cap Value Fund                           86,367,906       32,348,710
Mid Cap Value Fund                              2,549,436        1,929,491
Merger  & Acquisition Fund                        454,473          505,914
Small Cap Growth Fund                          71,859,436       57,170,157
International Small Cap Equity Fund             2,453,026        2,381,669
International Equity Fund                       3,382,631        8,255,817


66 UNDISCOVERED MANAGERS FUNDS

The aggregate gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis, as of August 31, 2002, for each Fund are as follows:


FUND                                   TAX COST        APPRECIATION       (DEPRECIATION)      NET APP. (DEP.)
Behavioral Growth Fund             $   64,502,579     $   11,857,341     $   (6,023,264)     $    5,834,077
Behavioral Value Fund                  29,233,825          4,071,999         (6,516,816)         (2,444,817)
REIT Fund                             109,875,859         16,427,454           (762,345)         15,665,109
Special Small Cap Fund                 10,095,640          2,080,386         (1,363,331)            717,055
Small Cap Value Fund                  123,205,810         16,229,594        (12,211,264)          4,018,330
Mid Cap Value Fund                      5,756,951            950,054           (922,058)             27,996
Merger & Acquisition Fund                 220,110              4,179            (18,008)            (13,829)
Small Cap Growth Fund                  56,196,394          2,466,708        (19,612,968)        (17,146,260)
International Small Cap
    Equity Fund                        14,477,652            539,485         (6,161,350)         (5,621,865)
International Equity Fund                 704,733             44,909           (103,176)            (58,267)


6. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to all Funds, dividends from net investment income, if any, are distributed at least annually and net realized capital gains from investment transactions, if any, are normally distributed to shareholders annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and capital gain distributions are determined in accordance with income tax requirements, which may differ from GAAP. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values.

For the year ended August 31, 2002, differences in book and tax accounting have been reclassified as follows:


                                                INCREASE/       INCREASE/(DECREASE)  INCREASE/(DECREASE)
                                               (DECREASE)       UNDISTRIBUTED NET      ACCUMULATED NET
                                             PAID-IN CAPITAL    INVESTMENT INCOME/   REALIZED GAIN/(LOSS)
FUND                                                               (LOSS)
Behavioral Growth Fund                       $   (1,117,138)     $    1,117,138      $           --
Behavioral Value Fund                              (290,790)            290,839                 (49)
REIT Fund                                            (4,644)              4,644                  --
Special Small Cap Fund                              822,885             163,209            (986,094)
Small Cap Value Fund                               (132,382)            582,661            (450,279)
Mid Cap Value Fund                                   (4,617)              3,619                 998
Merger & Acquisition Fund                                --                 (93)                 93
Small Cap Growth Fund                              (506,637)            506,572                  65
International Small Cap Equity Fund                 (63,806)             54,345               9,461
International Equity Fund                            30,442              (4,011)            (26,431)


                                                  UNDISCOVERED MANAGERS FUNDS 67

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis are as follows:



                                   UNDISTRIBUTED      POST-OCTOBER    UNDISTRIBUTED
                                     ORDINARY      FOREIGN EXCHANGE     LONG-TERM       CAPITAL LOSS
                                      INCOME             LOSS         CAPITAL GAIN      CARRYFORWARD
Behavioral Growth Fund             $         --     $         --      $         --     $(89,466,665)
Behavioral Value Fund                        --               --         2,076,170               --
REIT Fund                             3,007,140               --         1,749,009               --
Special Small Cap Fund                       --               --           470,135               --
Small Cap Value Fund                         --               --           271,584               --
Mid Cap Value Fund                       85,411               --                --               --
Merger & Acquisition Fund                13,433               --                --               --
Small Cap Growth Fund                        --               --                --       (1,537,502)
International Small Cap
    Equity Fund                              --           (9,265)               --       (3,564,740)
International Equity Fund                36,170          (26,871)               --       (2,936,552)



                                                                            TOTAL
                                                                        DISTRIBUTABLE
                                                        UNREALIZED         EARNINGS/
                                    POST-OCTOBER      APPRECIATION/   (ACCUMULATED FUND
                                   CAPITAL LOSSES    (DEPRECIATION)        LOSSES)
Behavioral Growth Fund             $ (4,297,260)     $  5,834,077      $(87,929,848)
Behavioral Value Fund                        --        (2,444,817)         (368,647)
REIT Fund                                    --        15,665,109        20,421,258
Special Small Cap Fund                       --           717,055         1,187,190
Small Cap Value Fund                         --         4,018,330         4,289,914
Mid Cap Value Fund                     (114,588)           27,996            (1,181)
Merger & Acquisition Fund                (5,769)          (13,829)           (6,165)
Small Cap Growth Fund                (1,088,322)      (17,146,260)      (19,772,084)
International Small Cap
    Equity Fund                        (949,076)       (5,620,033)      (10,143,114)
International Equity Fund              (452,558)          (57,489)       (3,437,300)

7. CAPITAL LOSS CARRYFORWARDS

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds intend to utilize provisions of the Federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

As of August 31, 2002, the following Funds had temporary book/tax differences attributable to capital loss carryforwards which are available to offset future capital gains, if any, as follows:


FUND                                                      LOSSES DEFERRED     YEAR OF EXPIRATION
Behavioral Growth Fund                                      $23,015,202              2009
                                                             66,451,463              2010
Small Cap Growth Fund                                         1,537,502              2010
International Small Cap Equity Fund                           3,564,740              2010
International Equity Fund                                         7,873              2009
                                                              2,928,679              2010

8. CONCENTRATION OF RISK

Small Companies: All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

Real Estate Investment Trusts: REIT Fund invests primarily in shares of real estate investment trusts. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

68 UNDISCOVERED MANAGERS FUNDS

Foreign Securities: International Equity and International Small Cap Equity Funds invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers. These risks include re-valuation of currencies, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Additionally, there may be less available information about a foreign corporate or government issuer than a U.S. issuer, and securities of many foreign companies and governments may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9. TERMINATION OF CLASSES OF SHARES

On July 18, 2001, the Trustees approved a resolution that actions be taken to cease the sale of Investor Class Shares by REIT Fund. As of September 21, 2001, Investor Class Shares of REIT Fund were no longer offered and, on that date, all shares were redeemed.

10. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 are as follows:



                             ORDINARY       LONG-TERM
FUND                          INCOME       CAPITAL GAIN      TOTAL
Behavioral Growth Fund
2002                        $       --     $       --     $       --
2001                                --      9,832,822      9,832,822

Behavioral Value Fund
2002                                --        473,038        473,038
2001                                --          3,795          3,795

REIT Fund
2002                         2,302,185        418,911      2,721,096
2001                         1,658,043             --      1,658,043

Special Small Cap Fund
2002                                --        559,387        559,387
2001                            79,583      1,103,327      1,182,910

Small Cap Value Fund
2002                         2,417,196        214,594      2,631,790
2001                           473,869      1,592,648      2,066,517

Mid Cap Value Fund
2002                            74,282        149,251        223,533
2001                           174,708         40,171        214,879

Merger & Acquisition Fund
2002                            13,425             --         13,425
2001                               474             --            474

Small Cap Growth Fund
2002                           155,770             --        155,770
2001                                --             --             --

International Small
    Cap Equity Fund
2002                                --             --             --
2001                           617,457        229,475        846,932

International Equity Fund
2002                            48,507             --         48,507
2001                                --        728,457        728,457

                                                  UNDISCOVERED MANAGERS FUNDS 69

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:


FUND                                                           PERCENTAGE
Small Cap Value Fund                                             21.20%
Mid Cap Value Fund                                              100.00%
Merger & Acquisition Fund                                        15.54%
Small Cap Growth Fund                                            11.49%

11. SPECIAL MEETING OF SHAREHOLDERS (unaudited)

A Special Meeting of Shareholders of REIT Fund was held on April 5, 2002 to vote on the approval of a new Sub-Advisory Agreement relating to the Fund. The results are as follows:


                          VOTES FOR          VOTES AGAINST      ABSTENTIONS
REIT Fund               5,668,560.223          7,317.658        45,892.046


70 UNDISCOVERED MANAGERS FUNDS

TO THE TRUSTEES AND SHAREHOLDERS OF
UNDISCOVERED MANAGERS FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Undiscovered Managers Funds (the "Trust") comprising Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Special Small Cap Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Mid Cap Value Fund (formerly Undiscovered Managers Hidden Value Fund), UM Merger & Acquisition Fund, UM Small Cap Growth Fund, UM International Small Cap Equity Fund and UM International Equity Fund (the "Funds"), as of August 31, 2002, and the related statements of operations for the year then ended, and the hstatements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Undiscovered Managers Funds as of August 31, 2002, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
October 18, 2002



                                                  UNDISCOVERED MANAGERS FUNDS 71

                           UNDISCOVERED MANAGERS FUNDS
                    ADDITIONAL TRUST INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.


                                                                                                                          OTHER
                                                                                                                      DIRECTORSHIPS
NAME, ADDRESS,       POSITION(S) HELD   LENGTH OF TIME   POSITION(S) PRINCIPAL OCCUPATION(S)        NUMBER OF FUNDS       HELD
AND AGE                  WITH TRUST        SERVED               DURING PAST FIVE YEARS              IN FUND COMPLEX    BY TRUSTEE

NON-INTERESTED TRUSTEES:
ROGER B. KEATING           Trustee       Since 1997     President of Time Warner Cable                     11             --
                                                        National Division since June 2002
Time Warner Cable                                       Senior Vice President, General Manager
National Division                                       of AOL Vertical Markets from
160 Inverness Drive West                                December 2000 to June 2002
Suite 300
Englewood, CO 80112                                     Chief Executive Officer of Zatso
Age: 41                                                 (formerly known as ReacTV) from
                                                        March 1998 to December 2000

                                                        Senior Vice President of Comcast Cable
                                                        from August 1993 to March 1998

MATTHEW J. KILEY           Trustee       Since 1997     President of Weyhill Group since April 2002        11             --
849 Foxfield Road                                       Self-employed from October 1999 to April 2002
Lower Gwynedd, PA 19002                                 Executive Vice President of Campus Services
Age: 40                                                 for ARAMARK Corporation from May 1998
                                                        to October 1999

                                                        Executive Vice President of Sports and
                                                        Entertainment and Vice President of Global
                                                        Food and Support Services at ARAMARK
                                                        Corporation  from September 1996 to May 1998

ROBERT P. SCHMERMUND       Trustee       Since 1997     Managing Director of Corporate Communications      11             --
America's Community Bankers                             for America's Community Bankers since January
900 19th Street NW                                      1993
Suite 400
Washington, DC 20006
Age: 47

INTERESTED TRUSTEES:
MARK P. HURLEY             Trustee       Since 1997     Chairman and Chief Executive Officer of            11             --
Undiscovered Managers, LLC                              Undiscovered Managers, LLC since February 2001
700 North Pearl Street                                  President and Chief Executive Officer of
Suite 1625                                              Undiscovered Managers, LLC from September
Dallas, Texas 75201                                     1997 to February 2001
Age: 44


OFFICERS:
MARK P. HURLEY             President     Since 1997     Chairman and Chief Executive Officer of            11             --
Undiscovered Managers, LLC                              Undiscovered Managers, LLC since February
700 North Pearl Street                                  2001
Suite 1625
Dallas, Texas 75201                                     President and Chief Executive Officer of
Age: 44                                                 Undiscovered Managers, LLC from September 1997
                                                        to February 2001


PATRICIA L. DUNCAN         Treasurer &   Secretary      Vice President of Undiscovered Managers,           --             --
Undiscovered Managers, LLC Secretary     since 2000     LLC since January 2000
700 North Pearl Street                   Treasurer      Registered Marketing Administrator of
Suite 1625                               since 2001     Undiscovered Managers, LLC from December
Dallas, Texas 75201                                     1997 to January 2000
Age: 40                                                 Executive Secretary at Prentiss Properties
                                                        from April 1994 to December 1997

The Statement of Information includes additional information about the Trust's Board of Trustees and is available, without charge, upon request by calling toll free (888) 242-3514.


72 UNDISCOVERED MANAGERS FUNDS

                                  HOW TO REACH



                          [UNDISCOVERED MANAGERS LOGO]




       BY PHONE


       CLIENT SERVICES,
       GENERAL INFORMATION OR
       TO OBTAIN A PROSPECTUS........................ (888) 242-3514 (TOLL-FREE)

       ACCOUNT INFORMATION........................... (800) 667-1224 (TOLL-FREE)

  A REGISTERED REPRESENTATIVE CAN BE REACHED FROM 7:30 AM - 7:00 PM CT



       BY FAX.................................................... (214) 999-7201


       BY MAIL............................... 700 NORTH PEARL STREET, SUITE 1625
                                                                DALLAS, TX 75201





       BY E-MAIL ............................... INVEST@UNDISCOVEREDMANAGERS.COM



                          WWW.UNDISCOVEREDMANAGERS.COM

                           UNDISCOVERED MANAGERS FUNDS
                       700 NORTH PEARL STREET, SUITE 1625
                                DALLAS, TX 75201
                                 (888)-242-3514





                          www.undiscoveredmanagers.com

                                                                       UM-AR-802

                             ADDITIONAL INFORMATION

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 1.800.343.2898

                            DOMESTIC EQUITY FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 10, 2003

                    Evergreen Small Cap Value Fund II (the "Fund")

                       The Fund is a series of an open-end
                     management investment company known as
                      Evergreen Equity Trust (the "Trust").

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund. It is not a prospectus but should be read in conjunction with the prospectus dated March 10, 2003 for the Fund. The Fund is offered through a prospectus offering Class A, Class B, Class C and Class I shares. You may obtain a copy of the prospectus without charge by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Fund. The information in
Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY...............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-3
EXPENSES....................................................................1-3
SERVICE PROVIDERS...........................................................1-5

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS........................................2-20
PRICING OF SHARES..........................................................2-23
PERFORMANCE CALCULATIONS...................................................2-24
PRINCIPAL UNDERWRITER......................................................2-26
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-27
TAX INFORMATION............................................................2-31
BROKERAGE..................................................................2-34
ORGANIZATION...............................................................2-35
INVESTMENT ADVISORY AGREEMENT..............................................2-36
MANAGEMENT OF THE TRUST....................................................2-37
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-41
ADDITIONAL INFORMATION.....................................................2-51

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company which was organized as a Delaware business trust on September 18, 1997. The Fund is a diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.  Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.

         4.  Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. The Fund does not consider covered dollar rolls to be "borrowings" for purposes of this restriction.

                                      1-1

         5.  Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund) in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11529).

                                      1-2

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Fund may purchase and investment practices the Fund may use, see the following section in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Fund's prospectus.

Money Market Instruments
U.S. Government Agency Securities
Repurchase Agreements
Reverse Repurchase Agreements
Leverage
Securities Lending
Convertible Securities
Preferred Stocks
Warrants
Options and Futures Strategies
Illiquid and Restricted Securities
Investment in Other Investment Companies


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of February 28, 2003, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

         As of February 28, 2003, no person, to the Fund's knowledge, owned beneficially or of record 5% or more of the Fund's shares.

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Fund. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013, is a subsidiary of Wachovia Corporation (Wachovia), formerly First Union Corporation. For more information, see "Investment Advisory Agreements" in
Part 2 of this SAI.

         EIMC is entitled to receive from the Fund an annual fee equal to ___% of the average daily net assets of the Fund.

Sub-Advisor

To be determined

                                      1-3

Trustee Compensation

         Listed below is the Trustee compensation paid by the Domestic Equity Funds II (the "Fund Group") for the fiscal year ended August 31, 2002 and by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2002. As of the fiscal year ended August 31, 2002, the Fund was not operational as an Evergreen fund and did not pay compensation to the Trustees listed below. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

================================================================================
                                                     Total Compensation from the
                          Aggregate Compensation     Evergreen family of funds
           Trustee       from Fund Group for fiscal  for the twelve months ended
                             year ended 8/31/2002              12/31/2002*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laurence B. Ashkin**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles A. Austin, III
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arnold H. Dreyfuss**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. Dun Gifford

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James S. Howell***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leroy Keith, Jr.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald M. McDonnell

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. McVerry

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Louis W. Moelchert, Jr.****
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Walt Pettit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David M. Richardson

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell A. Salton, III
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Scofield

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Shima

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard K. Wagoner

================================================================================

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

Austin                   $
Howell                   $
McVerry                  $
Moelchert                $
Pettit                   $
Salton                   $

**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus. ****As of January 2, 2002, Louis W. Moelchert, Jr. resigned. He received compensation through December 2001.

                                      1-4

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive an annual fee from the Fund at the following rate:


                =================================== ============================
                     Average Daily Net Assets                  Administrative
                      of the Evergreen funds                 Services Fee Rates
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        First $50 billion                          0.100%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        Next $25 billion                           0.090%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        Next $25 billion                           0.080%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        Next $25 billion                           0.075%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                   On assets over $125 billion                     0.050%
                =================================== ============================

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         The Fund pays ESC annual fees as follows:

-------------------------------------- ----------------- --------------------
                                         Annual Fee Per     Annual Fee Per
                                         Open Account*     Closed Account**
 Fund Type
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Monthly Dividend Funds                 $26.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Quarterly Dividend Funds               $25.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Semiannual Dividend Funds              $24.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Annual Dividend Funds                  $24.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Money Market Funds                     $26.75            $9.00
 -------------------------------------- ----------------- --------------------

* For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets   the  Fund   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Fund.

                                      1-5

                                       2-1

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

(i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii) Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

(v)  Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

     Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

                                      2-1

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                     2-2

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

                                      2-3

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

                                      2-4

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

                                      2-5

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

                                      2-6


         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

                                      2-7


         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

                                      2-8


Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

                                      2-9


Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

                                      2-10


Inter-american Development Bank and the International Bank for Reconstruction and Development

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

                                      2-11


         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

                                      2-12

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

                                      2-13


         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

                                      2-14


Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

                                      2-15

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

                                      2-16

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

                                      2-17

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

                                      2-18

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                                                     ---------------------------- ----------------- ------------------
Equity Funds                                         Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge

                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

                                      2-19

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                           CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                       5.00%
Second 12-month period following the month of purchase       4.00%
Third 12-month period following the month of purchase        3.00%
Fourth 12-month period following the month of purchase       3.00%
Fifth 12-month period following the month of purchase        2.00%
Sixth 12-month period following the month of purchase        1.00%
Thereafter                                                   0.00%

         Class B shares that have been outstanding for eight years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class C Shares

         The Fund offers Class C shares at NAV with a front-end sales charge of 1.00%. In addition, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                      CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                 1.00%
Thereafter                                             0.00%

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

                                      2-20

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative   Shares,   Institutional   Service  Shares,   Investor   Shares,
Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                                      2-21

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

                  1.   purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;


                                      2-22

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                                      2-23

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                                      2-24


                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                                           [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                      2-25


                                [OBJECT OMITTED]D

Where:
         P = initial payment of $1,000.
         T =  average annual total return (after taxes on distributions).
         n =  number of years.
         ATVD = ending redeemable value of the initial $1,000, after taxes on fund distributions but not after taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                 the initial $1,000, after taxes on
                 fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

                                      2-26


30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                            [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                           [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

                                      2-27

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                                      2-28


                            -------------------------- -------------------------
                                 Current Maximum
                                      Class            12b-1 Fees Allowed Under
                                    the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(d)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

                                      2-29


         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

                                      2-30

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen
Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

                                      2-31


         The rate of service fees of a Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EDI will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI pays commissions to investment firms for sales of Class A shares at the following rates:

                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*

                                                     -------------------------------- --------------------------------
                                      2-32

     * Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------

     ** Evergreen Adjustable Rate Fund pays 0.25% to investment firms for all amounts over $1,000,000. EDI pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 2.00% of shares sold at the time of purchase.

         EDI will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares of a Fund.

                                      2-33

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

                                      2-34

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

                                      2-35

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

                                      2-36

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

     Wachovia Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

                                      2-37

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

                                      2-38

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Marsico Capital Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                                      2-39

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended August 31, 2003, the Executive Committee held eleven committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC and OFFITBANK Fund Advisors. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended August 31, 2003, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC, OFFITBANK Fund Advisors and any sub-advisors to the Evergreen funds, reviews the performance of the other service providers to the Evergreen funds, and assesses the performance of the Evergreen funds. For the fiscal year ended August 31, 2003, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                                                                   Number of           Other
                                        Beginning                                                 Portfolios       Directorships
        Name and            Position     Year of                                                  Overseen in       held outside
      Date of Birth           with       Term of       Principal Occupations for Last Five      Evergreen funds     of Evergreen
                             Trust       Office*                      Years                         complex        funds complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Investment Counselor, Anchor Capital
                                                     Advisors, Inc. (investment advice);
                                                     Former Director, Executive Vice
                                                     President and Treasurer, State Street
                                                     Research & Management Company
                                                     (investment advice); Director, The
                                                     Andover Companies (insurance); Trustee,
Charles A. Austin III                                Arthritis Foundation of New England;
DOB: 10/23/1934                                      Director, The Francis Ouimet Society;
                                                     Former Investment Counselor, Appleton
                                                     Partners, Inc. (investment advice);
                                                     Former Director, Health Development
                            Trustee        1991      Corp. (fitness-wellness centers);                104                None
                                                     Former Director, Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.


                                      2-40
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman   and   President,
                                                     Oldways   Preservation  and
                                                     Exchange Trust (education);
                                                     Trustee,    Treasurer   and
                                                     Chairman   of  the  Finance
                                                     Committee,        Cambridge
                                                     College;   Former  Managing
                                                     Partner,  Roscommon Capital
                                                     Corp.;
K. Dun Gifford                                       Former Chairman of the Board, Director,
DOB: 10/23/1938                                      and Executive Vice President, The
                                                     London Harness Company (leather goods
                                                     purveyor); Former Chairman, Gifford,
                            Trustee        1974      Drescher & Associates (environmental             104                None
                                                     consulting); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Leroy Keith, Jr.            Trustee        1983      Partner, Stonington Partners, Inc.
DOB: 2/14/1939                                       (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix Multi-Portfolio      104         Trustee,
                                                     Fund, and The Phoenix Big Edge Series Fund;                   Phoenix Series
                                                     Former  Chairman  of the Board  and Chief                     Fund, Phoenix
                                                     Executive  Officer,  Carson  Products                         Multi-Portfolio
                                                     Company  (manufacturing);  Former  Director                   Fund, and The
                                                     of Phoenix  Total  Return  Fund and Equifax, Inc.             Phoenix Big Edge
                                                     (worldwide information  management);                          Series Fund
                                                     Former President,  Morehouse College; Former
                                                     Director, Mentor Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Sales Manager, SMI-STEEL - South
                                                     Carolina (steel producer); Former Sales
Gerald M. McDonnell                                  and Marketing Management, Nucor Steel
DOB: 7/14/1939                                       Company; Former Director, Mentor Income
                            Trustee        1988      Fund, Inc.; Former Trustee, Mentor               104                None
                                                     Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------



William Walt Pettit         Trustee        1984      Partner  and Vice  President  in the law
DOB: 8/26/1955                                       firm of Kellam & Pettit,  P.A.;  Former
                                                     Director,  Mentor  Income  Fund,  Inc.;
                                                     Former  Trustee,  Mentor Funds and Cash
                                                     Resource Trust.                                    104                None


                                      2-41
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President,  Richardson,  Runden & Company
DOB: 9/19/1941                                       (new  business  development/consulting
                                                     company);  Managing Director,  Kennedy
                                                     Information,  Inc. (executive recruitment
                                                     information   and   research   company);
                                                     Trustee,   411   Technologies, LLP
                                                     (communications);   Director,  J&M  Cumming
                                                     Paper  Co.  (paper  merchandising); Columnist,
                                                     Commerce  and  Industry  Association  of
                                                     New  Jersey;  Former  Vice Chairman, DHR
                                                     International,  Inc. (executive  recruitment);
                                                     Former Senior Vice President,  Boyden International
                                                     Inc. (executive recruitment);  Former Director,
                                                     Mentor  Income  Fund,  Inc.;  Former  Trustee,
                                                     Mentor  Funds and Cash  Resource Trust.          104                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Russell A. Salton, III MD   Trustee        1984      Medical Director, Healthcare Resource
MD                                                   Associates, Inc.; Former Medical Director,
DOB: 6/2/1947                                        U.S. Health Care/Aetna Health Services;
                                                     Former Consultant,  Managed Health Care;
                                                     Former President,  Primary Physician Care;
                                                     Former Director,  Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.                               104                None

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S. Scofield;
DOB: 2/20/1943                                       Former  Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.                               104                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Independent     Consultant;
                                                     Director,  Trust Company of
                                                     CT;  Trustee,  Saint Joseph
                                                     College  (CT);  Director of
                                                     Hartford   Hospital,    Old
                                                     State  House   Association;
                                                     Trustee,  Greater  Hartford
                                                     YMCA;    Former   Chairman,
                                                     Environmental     Warranty,
                                                     Inc.   (insurance  agency);
                                                     Former            Executive
                                                     Consultant,    Drake   Beam
                                                     Morin, Inc.
Richard J. Shima                                     (executive outplacement); Former
DOB: 8/11/1939                                       Director of Enhance Financial Services,
                                                     Inc.; Former Director of CTG Resources,
                                                     Inc. (natural gas); Former Director
                                                     Middlesex Mutual Assurance Company;
                            Trustee        1993      Former Chairman, Board of Trustees,              104                None
                                                     Hartford Graduate Center; Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Interested Trustee:
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------
                                                    Current Member and Former President,
                                                    North Carolina Securities Traders
                                                    Association; Member, Financial Analysts
                                                    Society; Former Chief Investment
Richard K. Wagoner,                                 Officer, Executive Vice President and
CFA**                                               Head of Capital Management Group, First
DOB: 12/12/1937                                     Union National Bank; Former Consultant
                                                    to the Boards of Trustees of the
                           Trustee        1999      Evergreen funds; Former Member, New York          104               None
                                                    Stock Exchange; Former Trustee, Mentor
                                                    Funds and Cash Resource Trust.
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------

                                      2-42

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2001.

---------------------------- ---------------------------------------------- --------------------- --------------------
                                                                                                   Aggregate Dollar
          Trustee            Fund                                             Dollar Range of          Range of
                                                                             Investment in Fund   Investment in Fund
                                                                                                        Complex
---------------------------- ---------------------------------------------- --------------------- --------------------
Austin, Charles A., III*     Evergreen Health Care Fund                     $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Gifford, K. Dun              None
============================ ============================================== ===================== ====================
Keith, Dr. Leroy, Jr.        Evergreen Omega Fund                           $10,001-$50,000       $10,001-$50,000
============================ ============================================== ===================== ====================


McDonnell, Gerald M.*        Evergreen Capital Growth Fund                  $10,001-$50,000       $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Emerging Markets Growth Fund         $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Health Care Fund                     $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Short Duration Income Fund           $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================



============================ ============================================== ===================== ====================
Pettit, William W.*          Evergreen Emerging Markets Growth Fund         $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
============================ ============================================== ===================== ====================
Richardson, David M.         Evergreen Equity Index Fund                    $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Salton, Dr. Russell A.,      None
III*
============================ ============================================== ===================== ====================
Scofield, Michael S.*        Evergreen Aggressive Growth Fund               $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Balanced Fund                        $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Equity Index Fund                    $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Intermediate Term Bond Fund          $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Shima, Richard               Evergreen Connecticut Municipal Bond Fund      $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen International Growth Fund            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================ ============================================== ===================== ====================
Wagoner, Richard             Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Cap Value Fund                 Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Company Growth Fund            $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Money Market Fund                    Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------

                                      2-43

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation plans.

         Set forth below are the officers of each of the nine Evergreen Trusts.

Name, Address and Date of Birth/Position with Trust/Principal Occupation for Last Five Years

William M. Ennis/401 S. Tryon, 12th Floor Charlotte, NC 28288/DOB: 6/26/1960/ President/ President and Chief Executive Officer, Evergreen Investment Company and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A..

Carol Kosel/200 Berkeley Street Boston, MA 02116/DOB: 12/25/1963/Treasurer /Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce/200 Berkeley Street Boston, MA 02116/DOB: 4/20/1960/Secretary/ Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 6/6/1963/ Vice President and Assistant Treasurer/Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior

Tax     Consulting/Acting      Manager,      Investment     Companies     Group,
PricewaterhouseCoopers LLP, New York.

Bryan Haft/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 1/23/1965/Vice President/ Team Leader, Fund Administration, BISYS Fund Services.


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                                      2-44

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      2-45

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

                                      2-46

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                                      2-47

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                      2-48

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                      2-49

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


                                      2-50

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                      2-51

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

                                      2-52

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                      2-53

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                      2-54

                                     PART C

                             EVERGREEN EQUITY TRUST

                                OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on
         October 8, 1997, Registration No. 333-37453.

2. Bylaws. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 30 on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

3.       Not applicable.

4.       Agreement and Plan of Reorganization.  Exhibit A to
         Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws
         Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust. To be filed on or about March 10, 2003.

7(a)     Underwriting   Agreements  between  Evergreen  Distributor,   Inc.  and
         Evergreen Equity Trust for Classes A, B, C and I. To be filed on or about March 10, 2003.

7(b) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant's Form N-1A Registration Statement Pre-Effective Amendment No. 1 filed on November 10, 1997.

8.       Deferred Compensation Plan. Incorporated by reference to
         Evergreen Equity Trust's Registration Statement Amendment
         No. 30 on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

9.(a) Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen
         Equity Trust's Registration Statement Amendment No. 4 on Form N-1A filed on March 12, 1998, Registration No. 333-37453.

9.(b)    Letter Amendment to Custodian  Agreement  between  Registrant and State
         Street  Bank  and  Trust  Co.   (Evergreen   Small  Cap  Value   Fund).
         To be filed on or about March  10, 2003.

10(a)    Rule 12b-1  Distribution  Plans for Classes A, B and C.
         To be filed on or about March 10, 2003.

10(b) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 33 on Form
         N-1A filed on November 28, 2001, Registration No. 333-37453.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Registration Statement on Form N-14AE filed on January 28, 2003, File Number 333-102759.

12.      Tax Opinion and Consent of Sullivan & Worcester  LLP. Contained herein.

13.      Not applicable.

14. Consent of Deloitte and Touche, LLP. Incorporated by reference to Registration Statement on Form N-14AE filed on January 28, 2003, File Number 333-102759.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 33 on Form
         N-1A filed on November 28, 2001, Registration No. 333-37453.

17.      Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of February 2003.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of February 2003.

/s/ William M. Ennis                     /s/ Michael H. Koonce             /s/ Carol A. Kosel
-------------------------               -----------------------------     --------------------------------
William M. Ennis*                       Michael H. Koonce*                 Carol A. Kosel
President                               Secretary                          Treasurer
 (Chief Executive Officer)                                                 (Principal Financial and
                                                                            Accounting Officer)

/s/ Charles A. Austin, III              /s/ Gerald M. McDonnell           /s/ Leroy Keith, Jr.
----------------------------            -----------------------------     -------------------------------
Charles A. Austin III*                  Gerald M. McDonnell*              Leroy Keith, Jr.*
Trustee                                 Trustee                           Trustee


/s/ K. Dun Gifford                      /s/ William Walt Pettit
-------------------------------         -----------------------------
K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee


/s/ Thomas L. McVerry                   /s/ Michael S. Scofield
------------------------------          --------------------------------
Thomas L. McVerry*                      Michael S. Scofield*
Trustee                                 Chairman of the Board
                                        and Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD
------------------------------          --------------------------------
David M. Richardson*                    Russell A. Salton, III MD*
Trustee                                 Trustee

/s/ Richard J. Shima                    /s/ Richard K. Wagoner
------------------------------          --------------------------------
Richard J. Shima*                       Richard K. Wagoner*
Trustee                                 Trustee


*By: /s/ Maureen E. Towle
-------------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

12       Tax Opinion of Sullivan & Worcester, LLP
17       Proxy Card

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                                   EXHIBIT 12
                    TAX OPINION OF SULLIVAN & WORCESTER, LLP

                                                              February 28, 2003


Evergreen Small Cap Value Fund II
200 Berkeley Street
Boston, Massachusetts 02116

Undiscovered Managers Small Cap Value Fund
700 North Pearl Street, Suite 1625
Dallas, Texas 75021

         Re: Conversion of Undiscovered Managers Small Cap Value Fund to a Series of a Delaware Statutory Trust
                  (Evergreen Equity Trust)

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Undiscovered Managers Small Cap Value Fund ("Original Fund") is a series of Undiscovered Managers Funds ("Original Trust"), a Massachusetts business trust.

         Evergreen Small Cap Value Fund II ("Successor Fund") is a series of Evergreen Equity Trust ("Successor Trust"), a Delaware statutory trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Conversion"), Successor Fund will acquire all of the assets of Original Fund in exchange for shares of Successor Fund of equivalent value and the assumption of the identified liabilities of Original Fund. Original Fund will then liquidate and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Successor Trust with respect to Successor Fund and Original Trust with respect to Original Fund (the "Conversion Agreement") dated February 26, 2003 which is enclosed in proxy materials to be dated February 28, 2003 and submitted to the Securities and Exchange Commission on or about February 28, 2003, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Conversion Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Fund and Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange for shares of Successor Fund and assumption by Successor Fund of the identified liabilities of Original Fund followed by the distribution of said Successor Fund shares pro rata to the shareholders of Original Fund in liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the identified liabilities of Original Fund.

         3. No gain or loss will be recognized to Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the identified liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. The shareholders of Original Fund will recognize no gain or loss upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate tax basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Conversion will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the Conversion, and the holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder (provided the Original Fund shares were held as capital assets on the date of the Conversion).

         6. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the tax basis of those assets to the Original Fund immediately prior to the Conversion, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.5 of the Conversion Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Conversion and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                               Very truly yours,

                                               /s/ SULLIVAN & WORCESTER LLP


                                               SULLIVAN & WORCESTER LLP

                                   EXHIBIT 17
                                   PROXY CARD

FIRST CLASS
U.S. POSTAGE
PAID
PROXY

TABULATOR

From: PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.
PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

VOTE TODAY BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-800-690-6903
OR LOG ON TO WWW.PROXYWEB.COM

 CONTROL NUMBER:  999 999 999 999 99

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 28, 2003

UNDISCOVERED MANAGERS SMALL CAP VALUE FUND,

A series of Undiscovered Managers Fund

The undersigned, revoking all Proxies heretofore given, hereby appoints
Mark P. Hurley and Patricia L. Duncan or either of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Undiscovered Managers Small Cap Value Fund, a series of Undiscovered Managers Funds, ("UM Fund") that the undersigned is entitled to vote at the special meeting of shareholders of UM Fund to be held at 2:00 p.m., Central Time on March 28, 2003 at the offices of Undiscovered Managers, LLC, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201 or at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF UNDISCOVERED MANAGERS FUNDS.

Date ________________________, 2003

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY.

Signature(s) and Title(s), if applicable

(Sign in the Box)

If joint owners, EITHER owner may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SMALL CAP VALUE

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
 PLEASE DO NOT USE FINE POINT PENS.

IF A CHOICE IS SPECIFIED BELOW WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED BELOW WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. THE BOARD OF TRUSTEES OF UNDISCOVERED MANAGERS FUNDS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

FOR        AGAINST      ABSTAIN

1. To consider and act upon the Agreement and Plan of Reorganization whereby Evergreen Small Cap Value Fund II, a series of Evergreen Equity Trust ("Evergreen Fund"), will (i) acquire all of the assets of Undiscovered Managers Small Cap Value Fund ("UM Fund") in exchange for shares of Evergreen Fund; and
(ii) assume the identified liabilities of UM Fund as described in detail in the accompanying Prospectus/Proxy Statement.

FOR        AGAINST      ABSTAIN


2. To consider and act upon the Investment Sub-Advisory Agreement relating to UM Fund between Undiscovered Managers, LLC and J.L. Kaplan Associates LLC.

FOR        AGAINST      ABSTAIN

To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

SMALL CAP VALUE

                                             February 28, 2003



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Equity Trust (the "Trust")
         Evergreen Small Cap Value Fund II
         Registration Statement on Form N-14AE, File No. 333-102759

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is Post-Effective Amendment No. 1 to the Registration Statement on Form N-14AE of the Trust. This filing relates to the acquisition of the assets of Undiscovered Managers Small Cap Value Fund, a series of Undiscovered Managers Funds, by and in exchange for shares of Evergreen Small Cap Value Fund II, a series of the Trust.

     This  Amendment  is being filed  pursuant to Rule 485(b) under the 1933 Act
(i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

     To my knowledge, the Amendment does not contain disclosure that would render it ineligble to become effective pursuant to Rule 485(b).

         Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3682.

                                         Very truly yours,

                                         /s/ Maureen E. Towle

                                         Maureen E. Towle

Enclosures

cc: David Mahaffey, Esq.